---------------------
 ANNUAL
---------------------
 REPORT
---------------------
 EQUITY
---------------------
 FUNDS
---------------------

Aggressive Growth Fund

Balanced Fund

Corporate Stock Fund

Diversified Income Fund

Equity Value Fund

Growth and Income Fund

Small Cap Fund

MARCH 31, 1997

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                         1

INVESTMENT ADVISER Q & A
  Aggressive Growth Fund                                                       2
  Balanced Fund                                                                6
  Corporate Stock Fund                                                        10
  Diversified Income Fund                                                     14
  Equity Value Fund                                                           18
  Growth and Income Fund                                                      22
  Small Cap Fund                                                              26

PORTFOLIOS OF INVESTMENTS
  Balanced Fund                                                               30
  Diversified Income Fund                                                     36
  Equity Value Fund                                                           41
  Growth and Income Fund                                                      45

STAGECOACH FUNDS
  Statement of Assets and Liabilities                                         52
  Statements of Operations                                                    54
  Statements of Changes in Net Assets                                         58
  Financial Highlights                                                        64
  Notes to Financial Statements                                               76
  Independent Auditors' Report                                                93

MASTER INVESTMENT TRUST PORTFOLIOS OF INVESTMENTS
  Master Investment Trust Capital Appreciation Master Portfolio               94
  Master Investment Trust Corporate Stock Master Portfolio                   101
  Master Investment Trust Small Cap Master Portfolio                         116

MASTER INVESTMENT TRUST
  Statement of Assets and Liabilities                                        123
  Statements of Operations                                                   124
  Statements of Changes in Net Assets                                        126
  Notes to Financial Statements                                              128
  Independent Auditors' Report                                               132

LIST OF ABBREVIATIONS                                                        133

 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
Welcome to the 1997 Stagecoach Funds Annual Report.

This Report, dated March 31, 1997, comes to you six months after the previous Annual Report dated September 30, 1996. As we explained in the Shareholder Letter at that time, for administrative reasons, the Stagecoach Funds have shifted their financial year-end to March 31. This change does not otherwise affect the operation, nor does it affect the investment objectives, of the Funds.

The recently completed reporting period saw market volatility and the long-expected increase in the federal funds target rate. After months of debate on the rate of economic growth and the potential for increased rates of inflation, the Federal Reserve Board acted in March to raise rates by 0.25%. The Fed's action capped a six month period which showed only modest total return for the fixed-income market.

The equity market, as measured by the Standard & Poor's 500 Index, fell 7.20% in March from its January high. While this environment offered some challenges, we feel that much of the "bad news" has been greatly exaggerated. For example, the S&P 500 Index still enjoyed a 1997 year-to-date return through March 31 of 2.69%. The positive return for the six-month period ended March 31, 1997 was 11.24%. The news is similar concerning the further market correction that occurred after the reporting period. As of early May, the market had recouped much of its March and April losses.

Of course, equity issues do not rise and fall in unison. Large company stocks have fared well recently as investor dollars sought their greater security and reduced volatility. Various sectors such as technology and finance stocks have fluctuated acutely in recent months. Value stocks have outperformed growth stocks, in contrast to recent years.

It is all too easy to be confused by such a variety of returns and apparently conflicting information. That's why it is so important to truly understand the investment philosophies and long-range goals that govern your Fund. We have always felt that the more you understand your investment, the less likely you are to be unduly concerned with short-term developments.

The following pages discuss what factors have affected the returns for the Stagecoach Funds during the reporting period. These commentaries were written for you -- our shareholders -- as part of the Stagecoach Funds commitment to education, information and service as we help you meet your financial goals.

STAGECOACH FUNDS
MAY 1997

                                                           ---------------------

AGGRESSIVE GROWTH FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was -18.97%. The total return for Class B shares for the same period was -19.28%. The one-year total returns were -12.37% and -12.97% for Class A and B shares, respectively. These return figures exclude sales charges. The Aggressive Growth Fund invests exclusively in the Capital Appreciation Master Portfolio.

WHAT ARE SOME OF THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

This Fund tends to focus on smaller, more volatile stocks that often are somewhat less liquid than large company stocks. Because many investors have been concerned about the potential for higher interest rates and slower earnings growth, the market has shown a preference for large company stocks and other highly liquid issues. Large company stocks are perceived as "safer" and generally can be traded in large amounts without a pronounced adverse effect on the price. When investors' dollars flow towards large stocks, small company stocks tend to suffer.

HOW DID SECTOR PERFORMANCE AFFECT RETURNS?

Some of the sectors in which the Fund invests did poorly. Datacom/networking did poorly late in 1996 and early in 1997. Talk of health care reform also depressed the health care sector. Since January, continued concern over the prospects for growth in the networking industry caused contraction throughout the technology sector.

HAS THE DECLINE IN THESE SECTORS CHANGED YOUR FUNDAMENTAL OUTLOOK ON THEM, OR DO YOU EXPECT THEM TO COME BACK STRONG?

We have not changed our outlook on the technology, healthcare or networking sectors. In fact, we regarded the correction in these sectors as a buying opportunity and increased our exposure at what we believe are attractive prices.

DURING A PERIOD OF GENERAL MARKET DECLINE, WHAT ARE SOME OF THE STEPS YOU TAKE TO CAPTURE VALUE FOR INVESTORS?

The important point is that we do not change our style or investment strategy in response to short-term market conditions. We focus on issues whose long-term fundamentals remain attractive within our growth strategy. We attempt to remain positioned in companies that we believe are solid with favorable long-term growth rates. We feel that these companies will not fall as far in a decline and will rebound the most when the market turns. These companies and their respective stock prices should reflect their fundamentals. Despite some recent setbacks, we firmly believe that the current trend in performance will not last and that the additional value in the market today lies in the aggressive growth sector.

---------------------
2

                                                          AGGRESSIVE GROWTH FUND

WHEN DO YOU TYPICALLY SELL A HOLDING?

Our sell discipline is based on company fundamentals. If a company's growth rate no longer meets our expectations then we generally sell the position. One indicator is a company's forward price-to-earnings ratio. This means that we examine the company's expected earnings, compare them to the stock price and sell if we do not believe the future earnings will justify continued price growth. The fact that a stock's price is sliding is not necessarily a signal to sell; in fact, a falling price may be a buying opportunity if the fundamentals are still sound.

WHAT ARE YOU LOOKING FOR IN A COMPANY'S MANAGEMENT TEAM?

In brief, we are looking for experience, competence and incentives to perform. We are especially interested in what kind of ownership stake management has in the company. If, for example, management is compensated with stock options, they are likely to be very shareholder-driven.

                                                           ---------------------

AGGRESSIVE GROWTH FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                        SINCE 1/20/93
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                 (16.96)%    11.36%      14.94%
--------------------------------------------------------------------------------------
Without Sales Charge                            (12.37)%    13.39%      16.41%
--------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                        SINCE 7/1/93
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                       (17.32)%    11.80%      11.70%
---------------------------------------------------------------------------------------
Without Sales Charge                            (12.97)%    12.59%      12.29%
---------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Aggressive Growth Fund is a feeder fund of the Capital Appreciation Master Portfolio which in turn invests in individual securities. The Capital Appreciation Master Portfolio was created by the reorganization of the existing assets of the Overland Express Strategic Growth Fund (the "Predecessor Fund"). Performance figures for the Class A and Class B shares reflect the performance of the Class A and Class D shares of the Predecessor Fund, respectively, for periods prior to March 5, 1996 when the Aggressive Growth Fund commenced operations. References to the investment policy of the Fund are understood to be references to the Master Portfolio.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
4

                                                          AGGRESSIVE GROWTH FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH AGGRESSIVE
            GROWTH CLASS A SHARES   S&P 500 INDEX
Inception                     9550           10000
Jan-93                      9569.1         10083.6
Feb-83                     9788.75     10221.03947
Mar-93                    10304.73      10436.7034
Apr-93                    10218.61     10184.44828
May-93                    11242.39     10456.88227
Jun-93                    11355.37     10487.52094
Jul-93                     11384.1      10445.3611
Aug-93                    12140.48      10841.6581
Sep-93                    12918.28     10758.50258
Oct-93                    12927.85       10981.096
Nov-93                     12506.5     10876.44616
Dec-93                    13041.81     11007.94239
Jan-94                    13723.54     11382.21243
Feb-94                     13743.3     11073.29919
Mar-94                    12419.36     10590.50334
Apr-94                    12518.16      10726.2736
May-94                    12508.28     10902.29175
Jun-94                    11609.19     10635.07658
Jul-94                    11915.47     10984.33249
Aug-94                    13041.81     11434.69012
Sep-94                    13002.29     11155.11195
Oct-94                    13624.74     11405.76731
Nov-94                    13278.93     10990.36927
Dec-94                    13592.86     11153.35644
Jan-95                     13388.3     11442.39568
Feb-95                    14134.94     11887.89391
Mar-95                    14840.66     12238.12315
Apr-95                     15075.9      12598.2544
May-95                    15546.38     13100.77357
Jun-95                    17448.77     13404.84253
Jul-95                    19054.55     13849.13263
Aug-95                    19228.42     13883.81086
Sep-95                    19709.13     14469.41612
Oct-95                    19085.23     14417.74583
Nov-95                    19509.73     15050.03607
Dec-95                    19371.53     15339.92987
Jan-96                    19682.49     15861.48749
Feb-96                    20592.33     16008.99932
Mar-96                    20661.43     16162.68571
Apr-96                    23367.92     16400.27719
May-96                    24323.82     16821.76432
Jun-96                    22515.66     16885.68702
Jul-96                    19532.77     16139.33965
Aug-96                    20719.01     16479.87972
Sep-96                    22342.91     17406.04896
Oct-96                    21294.86     17886.45591
Nov-96                    22078.02     19236.88333
Dec-96                    21363.96     18855.99304
Jan-97                    22158.63     20032.60701
Feb-97                    19786.14     20190.86461
Mar-97                    18104.66     19363.03916

THE RETURN FOR CLASS B SHARES OF THE AGGRESSIVE GROWTH FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Aggressive Growth Fund Class A shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

BALANCED FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 8.15%. The total return for Class B shares for the same period was 7.84%. The one-year total returns were 12.74% and 12.09%, respectively. These return figures exclude sales charges.

WHAT DROVE STOCK PERFORMANCE AND HOW DID IT AFFECT THE FUND?

Stock market performance in 1996 was primarily driven by large cap stocks. Two sectors that performed well for the Fund were finance and technology. In technology, the Fund benefited by selecting stocks with compelling valuations after the 1996 mid-year technology correction. We looked for stocks with good price-to-earnings ratios, a history of earnings growth and solid fundamentals. As for the financial sector, bank stocks performed particularly well as the consolidation in that industry continued.

HOW HAS THE RECENT VOLATILITY IN THE STOCK MARKET AFFECTED YOUR OUTLOOK AND YOUR APPROACH?

We do not change our approach based on short-term market conditions. In fact, the recent downturn allowed us additional opportunity to practice our discipline and capture value by purchasing stocks we considered undervalued. In general, we were concerned that price-to-earnings ratios, which measure expected earnings against a stock's price, had reached unsustainable levels relative to underlying earnings growth for some issues. The correction helped bring these ratios back in line and has provided new market appreciation.

WHAT IS THE "VALUE" DISCIPLINE?

In broad terms, a value strategy is any one of several disciplined methods of selecting stocks that are under-priced compared to some measure of intrinsic value. One common method is to examine the price-to-earnings ratio. Another method might include book-to-price ratios, which examines a company's assets against liabilities. Whatever the method, the intention is to recognize "bargain" stocks before the market does. Value strategies are often contrasted with growth strategies which are based more on expectations of future earnings growth.

WHAT STRATEGIES DO YOU USE TO MANAGE THE BOND PORTFOLIO?

The bond portion of the Fund's portfolio is actively managed utilizing a "top-down" approach that attempts to take advantage of the business cycle. The top-down approach identifies key trends in the general economy, and then select sectors or industries which are likely to benefit from those trends. The sector selection is among government, corporate and mortgage-backed bonds. The portfolio's sensitivity to interest rate changes as measured by its duration is carefully managed.

---------------------
6

                                                                   BALANCED FUND

WHAT ARE THE POTENTIAL ADVANTAGES OF THE BALANCED APPROACH?

The balanced approach seeks to provide a shareholder with participation in the equity market with a reduction in volatility, as well as the stability of income an investor might expect from the fixed-income portion.

HOW IS THE ALLOCATION DETERMINED?

The allocation is reviewed and set monthly by Wells Fargo Bank's Senior Investment Strategy Committee in conjunction with the Fund's portfolio managers. A detailed model which measures the expected returns and risks of stocks, bonds and cash provides a base in setting the allocation within the Fund's risk tolerance.

WILL THE ALLOCATION CHANGE IN REACTION TO THE RECENT DECLINE IN THE STOCK
MARKET?

Activity at the Federal Reserve is one of the many economic factors which may effect an allocation change in the Fund's portfolio. Recent declines in the stock market seem to be a reaction to the Fed's recent increase in interest rates. Although the market is dynamic and economic factors can change rapidly, we presently expect to stay with the current allocation of 55% stocks and 45% bonds until we feel that the market has accounted for the Federal Reserve's actions in raising, and possibly continuing to raise, the federal funds target rate. Once we feel that the interest rate headwind from the Fed is over, we may gradually increase our equity exposure.

                                                           ---------------------

BALANCED FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge             6.79%      8.37%      9.79%      10.25%
-----------------------------------------------------------------------------------------
Without Sales Charge                        12.74%     10.33%     10.98%     11.13%
-----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURN                 1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                   7.55%      8.79%      9.95%      10.37%
-----------------------------------------------------------------------------------------
Without Sales Charge                        12.09%     9.58%      10.22%     10.37%
-----------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Balanced Fund commenced operations on September 6, 1996 as the successor to the Pacifica Balanced Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund for the applicable period. Class A performance reflects the Pacifica Balanced Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B Share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
8

                                                                   BALANCED FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH BALANCED                       LEHMAN BROS
            FUND CLASS A SHARES   S&P 500 INDEX   GOVT/CORP BOND INDEX
Inception                   9550           10000                 10000
Jul-90                    9588.2          9967.9                 10124
Aug-90                    9225.3     9066.901519              9977.202
Sep-90                    9072.5     8625.615422            10060.0128
Oct-90                   9073.11       8588.8703            10192.8049
Nov-90                    9469.7     9144.054877            10415.0081
Dec-90                   9688.15     9398.808245            10572.2747
Jan-91                   9914.37     9808.126345            10690.6842
Feb-91                  10297.97     10509.60354            10782.6241
Mar-91                  10475.21     10764.14614            10857.0242
Apr-91                  10455.34     10789.65716              10981.88
May-91                  10673.98     11255.12297            11032.3966
Jun-91                  10385.35     10739.52579             11020.261
Jul-91                  10696.71     11240.09509            11158.0142
Aug-91                  10937.76     11506.37294            11414.6486
Sep-91                  10957.95     11313.87132            11653.2147
Oct-91                  11069.56     11465.92975            11756.9283
Nov-91                  10724.58     11003.96744            11874.4976
Dec-91                  11483.07      12262.4912            12274.6682
Jan-92                  11535.08     12034.04099            12093.0031
Feb-92                   11701.5     12189.88182             12157.096
Mar-92                  11565.53     11952.78862             12090.232
Apr-92                  11785.93     12303.72249            12162.7734
May-92                  11754.45     12364.01073            12398.7312
Jun-92                  11661.24     12180.03425            12579.7526
Jul-92                  11989.58     12677.58865            12901.7943
Aug-92                  11767.16     12418.07841            13016.6203
Sep-92                  11947.88     12563.99083             13194.948
Oct-92                  11969.26      12607.3366            12993.0653
Nov-92                  12268.49     13036.61641            12981.3715
Dec-92                  12492.97      13196.5757            13204.6511
Jan-93                  12855.24     13306.89907            13492.5125
Feb-93                  13063.83      13488.2721            13773.1568
Mar-93                  13404.44     13772.87464            13819.9855
Apr-93                  13304.74     13439.98426            13926.3994
May-93                  13548.46     13799.50384            13919.4362
Jun-93                  13759.12     13839.93639            14235.4074
Jul-93                   13870.8     13784.29985             14326.514
Aug-93                  14339.86     14307.27618            14656.0238
Sep-93                  14317.33     14197.53937            14707.3199
Oct-93                  14508.83     14491.28646            14767.6199
Nov-93                  14429.98      14353.1845            14600.7458
Dec-93                  14830.69      14526.7145            14664.9891
Jan-94                  15281.59      15020.6228            14884.9639
Feb-94                  15062.23     14612.96309            14560.4717
Mar-94                  14495.25      13975.8379            14203.7402
Apr-94                  14446.07     14155.00814            14085.8491
May-94                  14507.54     14387.29183             14059.086
Jun-94                  14335.42     14034.65931            14026.7501
Jul-94                  14608.71     14495.55752            14307.2851
Aug-94                  14919.27     15089.87538             14313.008
Sep-94                  14646.23     14720.92792            14148.4084
Oct-94                  14596.03     15051.70717            14132.8452
Nov-94                  14232.07       14503.524            14107.4061
Dec-94                  14267.12     14718.61126            14200.5149
Jan-95                  14213.98     15100.04407            14473.1648
Feb-95                  14652.36     15687.94919            14808.9422
Mar-95                  14864.61     16150.13186            14908.1622
Apr-95                  15066.03     16625.38179            15115.3856
May-95                  15509.15     17288.53501            15748.7203
Jun-95                  15603.85     17689.80191              15874.71
Jul-95                  15902.36     18276.11271            15812.7987
Aug-95                   15970.2     18321.87609            16015.2025
Sep-95                   16201.9     19094.67451            16178.5576
Oct-95                  16065.06     19026.48742            16416.3823
Nov-95                  16585.06     19860.89403            16687.2527
Dec-95                  16781.92     20243.45457            16932.5553
Jan-96                  17003.64     20931.73202            17037.5371
Feb-96                  16989.78     21126.39713            16676.3413
Mar-96                  17267.18     21329.21054            16536.2601
Apr-96                  17462.29     21642.74994            16422.1599
May-96                  17727.08     22198.96861            16394.2422
Jun-96                  17728.18     22283.32469             16613.925
Jul-96                  17194.79     21298.40174            16652.1371
Aug-96                  17433.41     21747.79802            16610.5067
Sep-96                  18000.51     22970.02427            16906.1737
Oct-96                   18644.5     23603.99694            17300.0876
Nov-96                  19571.23     25386.09871            17618.4092
Dec-96                  19464.54     24883.45395            17422.8449
Jan-97                  19834.23     26436.18148            17443.7523
Feb-97                  20011.03     26645.02731            17480.3842
Mar-97                  19466.96     25552.58119            17272.3676

THE RETURN FOR CLASS B SHARES OF THE BALANCED FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Balanced Fund Class A shares since the inception of the Predecessor Fund with the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index, while the Fund is a professionally managed mutual fund. The indexes presented here do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performances would have been lower.

                                                           ---------------------

CORPORATE STOCK FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURN?

The total return for the six-month period ended March 31, 1997 was 10.63%. The one-year total return was 18.50%. This Fund has no sales charges.

THE STOCK MARKET WAS STRONG OVER THE PAST SIX MONTHS. WHAT DROVE THE
PERFORMANCE?

The rally in the U.S. stock market, which started in 1991, is becoming one of the longest rallies ever recorded. The continued strong performance was largely driven by large company stocks as investors sought stability and liquidity. This directly benefits a Fund that invests in the S&P 500 Index. One key difference between 1995's rally and 1996 to 1997's returns is that strong corporate earnings primarily drove the stock market in the earlier period. Recently, there has been an apparently greater tolerance for high price-to-earnings ratios. Price-to-earnings ratios measure a stock's price against its dividends. High ratios indicate that the dividends are relatively low for the price. To us, this increase in investor tolerance suggests either that they are willing to wait longer to earn back a return or that investors intend to sell these stocks before the values drop.

AS THE FUND'S FISCAL PERIOD CLOSED, THE MARKET BEGAN TO SLIDE. WHAT HAPPENED? WHAT CAN INVESTORS EXPECT?

The expected hike in the federal funds target rate occurred at the end of March. The general consensus was that the market had already made its adjustment in anticipation of the hike. The market, however, experienced a delayed reaction during March and April, dropping close to 10% of its value from its January high. The consensus in the market now seems to be that 1997 will likely be a year of modest but steady growth, depending, in part, on the effect of any further rate changes.

HOW DO CHANGES IN THE FEDERAL FUNDS TARGET RATE AFFECT THE STOCK MARKET?

Historically, market reaction and movements have reacted adversely toward increases in rates, at least in the short-term. Changes in the federal funds target rate are one way for the Federal Reserve to control the money supply. Periodically, rates are adjusted to reflect the Fed's sentiment about current economic conditions. For example, if economic indicators are pointing toward a rise in inflation, the rate may be increased in an attempt to tighten money supply and curb inflation.

---------------------
10

                                                            CORPORATE STOCK FUND

DID THE REELECTION OF PRESIDENT CLINTON HAVE AN EFFECT ON THE MARKET?

The market dislikes uncertainty. The elections maintained the status quo and the market reacted favorably. Generally speaking, revenue, spending and budget issues influence the market. Certainly many investors credit progress on the new balanced budget agreement for the market's recent surge.

THE FUND INVESTS IN THE S&P 500 INDEX. HOW MANY COMPANIES HAVE BEEN ADDED OR DELETED RECENTLY AND WHY?

Standard and Poor's regularly adjusts the Index to reflect not only mergers and acquisitions, but also to reflect the composition of the economy as a whole. In 1996, there were twenty-one additions and sixteen deletions to the Index, with five companies "deleted" due to mergers. Additions included Seagate Technology, Dell Computer and Union Pacific Resources Group. Deletions included Dial Corp., Luby's Cafeteria and U.S. Healthcare.

HAVE MANY TECHNOLOGY COMPANIES BEEN ADDED TO THE S&P 500 INDEX IN RECENT YEARS?

The Index is not simply a list of the five hundred largest companies -- it is intended to be representative of the entire economy. As long as technology companies play an important role in the economy, they will almost certainly be represented. In fact, as indicated in the previous answer, technology stocks have been added.

INDUSTRY SECTOR BREAKDOWN FOR
 S&P 500 AS OF MARCH 31, 1997

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industries            7%
Capital Goods -
Tech                       15%
Capital Goods               3%
Consumer Goods             19%
Consumer Cyclical           8%
Consumer Staples            9%
Credit Cyclical             4%
Utilities                  10%
Transportation              1%
Finance                    14%
Energy                     10%

                                                           ---------------------

CORPORATE STOCK FUND

---------------------
PERFORMANCE AT A GLANCE
PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                                  SINCE
                                                                                  1/25/84
                                      1 YEAR     3 YEAR     5 YEAR     10 YEAR    INCEPTION
----------------------------------------------------------------------------------------------
Average Annual Total Returns          18.50%     21.00%     15.22%     12.16%     14.58%
----------------------------------------------------------------------------------------------

This Fund has no sales charge. Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Corporate Stock Fund commenced operations on January 1, 1992 as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was January 25, 1984. The performance figures shown include the performance of the Predecessor Fund which had the same investment objectives and strategies.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Investment Trust Corporate Stock Master Portfolio, which has an identical investment objective as the Fund. Prior to April 28, 1996, the Fund invested directly in a portfolio of securities and not in the Master Investment Trust Corporate Stock Master Portfolio. References to the investment policies of the Fund are understood to be references to the investment policies of the Master Portfolio.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
12

                                                            CORPORATE STOCK FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           STAGECOACH CORPORATE
                STOCK FUND        S&P 500 INDEX
Jan-84                     10000           10000
Feb-84                     10000      9648.12435
Mar-84                     10000      9815.21271
Apr-84                     10000      9908.32096
May-84                     10000       9359.8191
Jun-84                     10000      9563.11772
Jul-84                     10000       9444.4996
Aug-84                     10000      10487.6197
Sep-84                     10430      10490.1365
Oct-84                     10450      10530.5561
Nov-84                     10330       10412.627
Dec-84                     10560      10686.9786
Jan-85                     11270      11519.6223
Feb-85                     11440      11660.7076
Mar-85                     11490      11668.4308
Apr-85                     11420      11657.4509
May-85                     12090       12330.981
Jun-85                     12260      12524.1913
Jul-85                     12220      12505.9126
Aug-85                     12100       12399.142
Sep-85                     11080      12011.3196
Oct-85                     12200      12566.1043
Nov-85                     13020      13428.0297
Dec-85                     13640      14077.6124
Jan-86                     13680      14156.2359
Feb-86                     14680      15214.3774
Mar-86                     15410      16063.1965
Apr-86                     15200      15882.3258
May-86                     16000      16727.2882
Jun-86                     16250      17009.9649
Jul-86                     15340      16058.5623
Aug-86                     16470      17249.4205
Sep-86                     15230       15823.392
Oct-86                     15970      16735.9117
Nov-86                     15960      17142.6826
Dec-86                     15930      16705.2078
Jan-87                     17910      18954.6888
Feb-87                     18590      19703.6646
Mar-87                     19040      20272.1729
Apr-87                     18820      20092.1766
May-87                     18990      20266.3701
Jun-87                     19920      21289.8183
Jul-87                     20860      22368.3156
Aug-87                     21630      23202.9333
Sep-87                     21150      22694.2699
Oct-87                     16650      17806.7832
Nov-87                     15310      16339.3272
Dec-87                     16440      17582.3363
Jan-88                     17110      18321.8494
Feb-88                     17880      19175.8308
Mar-88                     17320      18583.4894
Apr-88                     17490      18789.0228
May-88                     17620      18951.5478
Jun-88                     18400      19821.2343
Jul-88                     18310      19746.1119
Aug-88                     17690      19075.7314
Sep-88                     18420      19888.5483
Oct-88                     18900      20442.2455
Nov-88                     18630      20150.9435
Dec-88                     18930      20502.5774
Jan-89                     20280      22003.9812
Feb-89                     19770       21455.642
Mar-89                     20200      21956.2021
Apr-89                     21220      23096.1681
May-89                     22040      24030.6391
Jun-89                     21910      23894.3853
Jul-89                     23820      26051.8094
Aug-89                     24250      26561.1223
Sep-89                     24130      26453.2841
Oct-89                     23560      25839.0389
Nov-89                     24020      26365.8969
Dec-89                     24570       26998.942
Jan-90                     22920      25186.2331
Feb-90                     23190      25510.6318
Mar-90                     23790      26186.6635
Apr-90                     23180      25533.3062
May-90                     25400      28023.0589
Jun-90                     25210      27833.9033
Jul-90                     25120      27744.5565
Aug-90                     22840       25236.726
Sep-90                     21730      24008.4546
Oct-90                     21620      23906.1785
Nov-90                     22980      25451.4739
Dec-90                     23600       26160.552
Jan-91                     24590       27299.844
Feb-91                     26310      29252.3289
Mar-91                     26900      29960.8203
Apr-91                     26940      30031.8274
May-91                     28040      31327.4004
Jun-91                     26760      29892.2922
Jul-91                     27970       31285.572
Aug-91                     28600      32026.7272
Sep-91                     28110        31490.92
Oct-91                     28460       31914.158
Nov-91                     27310      30628.3366
Dec-91                     30380      34131.2994
Jan-92                     29790      33495.4333
Feb-92                     30150      33929.1992
Mar-92                   29548.6      33269.2762
Apr-92                30382.5115      34246.0622
May-92                 30503.077      34413.8679
Jun-92                30035.3833      33901.7895
Jul-92                31227.5041      35286.6777
Aug-92                30570.8274      34564.3594
Sep-92                30902.3986      34970.4906
Oct-92                30983.6406      35091.1388
Nov-92                32009.3199       36285.992
Dec-92                32383.1343      36731.2212
Jan-93                32620.3356      37038.2942
Feb-93                33043.1727      37543.1261
Mar-93                33704.3456      38335.2861
Apr-93                  32875.72      37408.7222
May-93                33714.7034      38409.4055
Jun-93                33784.5151      38521.9451
Jul-93                33617.9864      38367.0869
Aug-93                34856.5438      39822.7342
Sep-93                34564.8063      39517.2938
Oct-93                35244.3926      40334.9066
Nov-93                34878.4615      39950.5149
Dec-93                35268.1258      40433.5167
Jan-94                36433.0427      41808.2562
Feb-94                35428.4355      40673.5802
Mar-94                33864.9888      38900.2121
Apr-94                34273.0007      39398.9128
May-94                34799.1213      40045.4489
Jun-94                33933.8086       39063.935
Jul-94                35013.1282      40346.7946
Aug-94                36405.4505      42001.0132
Sep-94                35500.9936      40974.0884
Oct-94                36260.0253      41894.7762
Nov-94                34926.2983      40368.9684
Dec-94                35414.9184      40967.6402
Jan-95                  36294.09      42029.3166
Feb-95                  37680.48       43665.686
Mar-95                  38753.66      44952.1208
Apr-95                  39851.53      46274.9269
May-95                  41402.13      48120.7412
Jun-95                  42318.68      49237.6236
Jul-95                   43682.7      50869.5554
Aug-95                  43762.27      50996.9327
Sep-95                  45552.43      53147.9324
Oct-95                   45369.9      52958.1411
Nov-95                  47297.86      55280.6204
Dec-95                  48161.84      56345.4357
Jan-96                  49753.68      58261.1805
Feb-96                  50183.59      58803.0095
Mar-96                  50627.26      59367.5184
Apr-96                  51326.53      60240.2209
May-96                  52585.22      61788.3946
Jun-96                   52746.8      62023.1905
Jul-96                  50385.35      59281.7654
Aug-96                  51390.72      60532.6107
Sep-96                  54232.48      63934.5434
Oct-96                  55675.08      65699.1368
Nov-96                   59803.5      70659.4216
Dec-96                  58593.64      69260.3651
Jan-97                  62165.98      73582.2119
Feb-97                  62600.45      74163.5113
Mar-97                  59995.27      71122.8074

The accompanying chart compares the performance of the Stagecoach Corporate Stock Fund since inception of the Predecessor Fund with the S&P 500 Index. The charts assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

DIVERSIFIED INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 5.25%. The total return for Class B shares for the same period was 4.91%. The one-year total returns were 11.40% and 10.68%, respectively. These return figures exclude sales charges.

WHAT WERE SOME OF THE FACTORS DRIVING THE MARKET'S SOLID PERFORMANCE THROUGHOUT 1996 AND INTO 1997?

Stock price performance in 1996 was primarily driven by continued good earnings reports, a reasonably stable interest rate and inflation environment, and strong inflows into the market through mutual funds and other institutional investors. There has been concern that earnings would not justify the high prices some stocks were commanding. The good earnings reports allayed many of those fears.

WHAT HAS CAUSED THE DROP OFF IN MARCH-APRIL 1997?

The recent drop in the market was primarily caused by weakness in the bond market, coupled with fears of further increases in the federal funds target rate by the Federal Reserve. The market does not react well to rate increases because it makes borrowing more expensive and can potentially slow business expansion. The recent correction just brought the stock market nearly to where it was at the beginning of the year. It did not significantly erode the gains enjoyed over the last couple of years.

WHEN DO YOU GENERALLY SELL A STOCK?

Several factors might trigger a "sell" decision. Typically, when we buy a stock, we have a certain target in mind as far as appreciation is concerned. When a stock reaches its target we may sell or reexamine the stock's fundamentals to see if a revised target should be set. Other changes may precipitate action, such as a management change at the company or if there is a significant departure from the expected business cycle or we may find a more attractive opportunity elsewhere and we may liquidate assets to take advantage of it.

WHAT IS YOUR GENERAL STRATEGY IN A DECLINING MARKET?

We do not try to time the market or anticipate short-term corrections since we feel our style offers relatively good downside protection. The Fund can be classified as a value fund and as such it already tends to be more defensive than, say, a growth fund. Value funds often perform better in a declining market than other equity funds. This Fund tends to seek higher yielding issues than the market in general and this too can offer some downside protection.

---------------------
14

                                                         DIVERSIFIED INCOME FUND

THE FUND'S EQUITY INVESTMENTS ARE CONCENTRATED IN LARGE COMPANIES. WHAT MAKES A PARTICULAR LARGE COMPANY ATTRACTIVE TO YOU?

Large company stocks do offer some advantages for the Fund. For one, larger companies generally have less volatility by virtue of their sheer size. The market may over-react to bad news by pricing the stock too low, but the problem is rarely fatal to a larger company because of the financial resources they have at their disposal. There also is an element of visibility in larger companies where their missteps or corporate problems get scrutiny from a wider audience. Hence, there is an "urgency" to fix problems quickly.

WHAT ARE THE CHARACTERISTICS OF A "STRONG MANAGEMENT TEAM"?

To us, a strong management team has a clear business strategy, the ability to execute the strategy and use capital effectively, and has its interests aligned with shareholders.

ARE DIVIDEND YIELDS THE PRIMARY CONSIDERATION WHEN YOU SELECT A STOCK? HOW IMPORTANT IS APPRECIATION?

Ultimately the Fund considers total return -- dividend income plus price appreciation -- to be the most important factor. The Fund does seek strong dividend yields, but every stock in the portfolio is not necessarily going to have an above-market yield. For example, the Fund invests in technology stocks even though these companies seldom have significant yields. We also look for companies that we expect to increase dividends over time. In the current market, where dividend yields are low compared to prices, appreciation does take on increased importance.

DID THE PRESIDENTIAL ELECTION AFFECT THE STOCK MARKET?

The market does not like uncertainty, so the news that the balance of power between a Republican Congress and a Democratic President was going to be maintained was generally considered good news. The market has done very well the past two years when the current political balance was reached, so preserving this balance was greeted positively.

                                                           ---------------------

DIVERSIFIED INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                        SINCE 11/18/92
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                 5.55%       14.67%      12.76%
--------------------------------------------------------------------------------------
Without Sales Charge                            11.40%      16.75%      14.15%
--------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           5.70%       19.40%
--------------------------------------------------------------------------------------
Without Sales Charge                                       10.68%      20.46%
--------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
16

                                                         DIVERSIFIED INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH DIVERSIFIED
                       INCOME
                FUND CLASS A SHARES       S&P 500 INDEX
Inception                         $9,550         $10,000
Nov-92                            $9,636         $10,000
Dec-92                            $9,847         $10,123
Jan-93                            $9,952         $10,207
Feb-93                            $9,962         $10,346
Mar-93                           $10,213         $10,565
Apr-93                           $10,068         $10,309
May-93                           $10,357         $10,585
Jun-93                           $10,370         $10,616
Jul-93                           $10,419         $10,574
Aug-93                           $10,835         $10,975
Sep-93                           $10,747         $10,891
Oct-93                           $11,089         $11,116
Nov-93                           $10,884         $11,010
Dec-93                           $11,062         $11,143
Jan-94                           $11,421         $11,522
Feb-94                           $11,211         $11,209
Mar-94                           $10,708         $10,720
Apr-94                           $10,849         $10,858
May-94                           $11,050         $11,036
Jun-94                           $10,862         $10,766
Jul-94                           $11,207         $11,119
Aug-94                           $11,602         $11,575
Sep-94                           $11,392         $11,292
Oct-94                           $11,351         $11,546
Nov-94                           $10,943         $11,125
Dec-94                           $11,070         $11,290
Jan-95                           $11,142         $11,583
Feb-95                           $11,616         $12,034
Mar-95                           $11,960         $12,388
Apr-95                           $12,249         $12,753
May-95                           $12,570         $13,262
Jun-95                           $12,690         $13,569
Jul-95                           $12,993         $14,019
Aug-95                           $13,087         $14,054
Sep-95                           $13,558         $14,647
Oct-95                           $13,411         $14,595
Nov-95                           $14,115         $15,235
Dec-95                           $14,410         $15,528
Jan-96                           $14,734         $16,056
Feb-96                           $15,015         $16,205
Mar-96                           $15,296         $16,361
Apr-96                           $15,557         $16,602
May-96                           $15,817         $17,028
Jun-96                           $15,774         $17,093
Jul-96                           $14,932         $16,337
Aug-96                           $15,457         $16,682
Sep-96                           $16,190         $17,620
Oct-96                           $16,311         $18,106
Nov-96                           $17,410         $19,473
Dec-96                           $17,596         $19,087
Jan-97                           $17,585         $20,278
Feb-97                           $17,807         $20,439
Mar-97                           $17,040         $19,601

THE RETURN FOR CLASS B SHARES OF THE DIVERSIFIED INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Diversified Income Fund Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

EQUITY VALUE FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 15.63%. The total return for Class B shares for the same period was 15.31%. The one-year total returns were 21.43% and 20.74%, respectively. These return figures exclude sales charges.

WHAT IS "VALUE" INVESTING? HOW DOES IT DIFFER FROM "GROWTH" STRATEGIES?

Value investing is a disciplined, opportunistic approach to buying stocks that are perceived to be priced inexpensively relative to earnings, book value or cash flow. Specifically, we look for stocks that are ranked in the lowest quintile of the market by price-to-earnings ratio. Growth fund managers focus primarily on the anticipated rate of earnings growth in companies and typically are prepared to pay a higher price for stocks compared to a value strategy.

WHY HAS THE RECENT PERIOD BEEN SO FAVORABLE FOR VALUE STRATEGIES?

Value strategies benefited from investor concerns over the recent high valuations on stocks in general. Many investors were, and remain, concerned that underlying fundamentals do not justify the high prices many issues are enjoying. Value strategies seek stocks selling for less than their intrinsic value. Many investors who were nervous about high stock prices found value strategies to be a relatively attractive way to participate in the equity markets.

WHAT MAKES LARGE COMPANY STOCKS ATTRACTIVE TO THE FUND?

The Fund is allowed to invest in a broad range of company, or "cap," sizes. There is no strict mandate to favor large cap companies. That being said, there are some advantages for the Fund in large cap investing. For one, larger cap companies have a greater margin of safety by virtue of their sheer size. The market may still over-react to bad news by pricing the stock too low, but the problem is rarely fatal to the company. There is also a greater element of visibility in larger companies where their missteps or corporate problems get scrutiny from a wider audience. Hence, the urgency to fix problems is often intensified for management.

ACCORDING TO THE FUND'S VALUE STRATEGY, WHEN DO YOU SELL A STOCK?

By definition, a value opportunity exists when a stock is priced cheaply relative to its intrinsic value or some other measure of valuation. Therefore, it is time to sell a stock when we believe it has reached its fair or intrinsic valuation. As a practical matter, when we purchase a stock, we are expecting a change to occur that will drive valuation up toward fair or intrinsic value. When that change has occurred, we typically sell the stock. Of course, there is always the possibility of a

---------------------
18

                                                               EQUITY VALUE FUND
negative change occurring; if that happens, we re-evaluate our original thinking.

HOW DOES A VALUE STRATEGY FUNCTION DURING A MARKET DECLINE? DOES THE FUND ADOPT A DEFENSIVE POSITION?

A value strategy may act as a buffer in a market decline. Historically, most value strategies focus on companies with solid fundamentals to find stocks that are undervalued. Since this approach is by nature somewhat defensive, we generally do not adopt a defensive position during a market decline.

DESCRIBE SOME OF THE FACTORS THAT CAUSE YOU TO SELECT ONE STOCK OVER ANOTHER?

Once we have identified a pool of stocks that are trading at a low price-to-earnings ratio, we look for several other factors that make the stock compelling. These factors can be grouped into two categories: catalysts and management issues. Stocks are evaluated based on potential for a catalyst to create a positive event over the next 6-12 months. Events can be from the usual areas like earnings or sales, or from unusual areas, like settlement of regulatory or litigation issues. The management factor is critical to our success: we look for management that can articulate a clear, concise business strategy and has a plan to implement the strategy. We also want management to have an ownership stake and an incentive to drive the share price higher.

DO YOU LOOK AT PARTICULAR SECTORS? WHICH SECTORS HAVE DONE WELL? WHICH WERE DISAPPOINTING?

We do not look at sectors, except to be sure that a portfolio does not have an imprudently high weight in any single sector relative to the market. The financial sector has performed very well over the past several years, particularly in a strong economy with credit recovery and consolidation in the industry. Basic Industrials have been disappointing as a broad sector, but specific companies within the sector have performed very well.

HOW HAS THE CHANGE IN INVESTMENT ADVISER TO WELLS FARGO BANK AFFECTED THE FUND?

There has been no significant change to the investment objectives of the Fund. The Fund is operated under the original value investment style that was used when the Predecessor Fund was launched in 1990.

                                                           ---------------------

EQUITY VALUE FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge             15.03%     14.63%     15.19%     13.32%
-----------------------------------------------------------------------------------------
Without Sales Charge                        21.43%     16.70%     16.44%     14.22%
-----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                             SINCE 7/2/90
AVERAGE ANNUAL TOTAL RETURNS                1 YEAR     3 YEAR     5 YEAR     INCEPTION
-----------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales
Charge(1)                                   16.30%     15.20%     15.44%     13.46%
-----------------------------------------------------------------------------------------
Without Sales Charge                        20.74%     15.94%     15.67%     13.46%
-----------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

On September 6, 1996, the Fund was reorganized as the successor to the Pacifica Equity Value Fund (7/90 to 9/96). Historical performance has been calculated using returns produced by this Predecessor Fund for the applicable period. Class A performance for the periods prior to September 6, 1996 reflects Pacifica Equity Value Fund Investor Class shares. Class B performance for periods prior to Septembernb]6, 1996, the date the Classnb]B shares were first offered, also reflects such performance but has been adjusted to reflect Class B Share expense levels in effect on 9/6/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
20

                                                               EQUITY VALUE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH EQUITY VALUE
                       FUND
                  CLASS A SHARES         S&P 500 INDEX
Inception                        $9,550         $10,000
Jul-90                           $9,502          $9,968
Aug-90                           $8,471          $9,067
Sep-90                           $8,098          $8,626
Oct-90                           $8,013          $8,589
Nov-90                           $8,589          $9,144
Dec-90                           $8,887          $9,399
Jan-91                           $9,149          $9,808
Feb-91                           $9,732         $10,510
Mar-91                          $10,013         $10,764
Apr-91                           $9,906         $10,790
May-91                          $10,218         $11,255
Jun-91                           $9,730         $10,740
Jul-91                          $10,151         $11,240
Aug-91                          $10,396         $11,506
Sep-91                          $10,289         $11,314
Oct-91                          $10,357         $11,466
Nov-91                           $9,727         $11,004
Dec-91                          $10,736         $12,262
Jan-92                          $10,887         $12,034
Feb-92                          $11,089         $12,190
Mar-92                          $10,947         $11,953
Apr-92                          $11,211         $12,304
May-92                          $11,079         $12,364
Jun-92                          $10,867         $12,180
Jul-92                          $11,193         $12,678
Aug-92                          $10,816         $12,418
Sep-92                          $10,990         $12,564
Oct-92                          $11,123         $12,607
Nov-92                          $11,604         $13,037
Dec-92                          $11,867         $13,197
Jan-93                          $12,310         $13,307
Feb-93                          $12,511         $13,488
Mar-93                          $12,996         $13,773
Apr-93                          $12,784         $13,440
May-93                          $13,208         $13,800
Jun-93                          $13,367         $13,840
Jul-93                          $13,516         $13,784
Aug-93                          $14,144         $14,307
Sep-93                          $14,091         $14,198
Oct-93                          $14,327         $14,491
Nov-93                          $14,284         $14,353
Dec-93                          $14,931         $14,527
Jan-94                          $15,572         $15,021
Feb-94                          $15,414         $14,613
Mar-94                          $14,743         $13,976
Apr-94                          $14,804         $14,155
May-94                          $14,950         $14,387
Jun-94                          $14,640         $14,035
Jul-94                          $14,957         $14,496
Aug-94                          $15,433         $15,090
Sep-94                          $15,147         $14,721
Oct-94                          $15,061         $15,052
Nov-94                          $14,522         $14,504
Dec-94                          $14,676         $14,719
Jan-95                          $14,518         $15,100
Feb-95                          $15,082         $15,688
Mar-95                          $15,475         $16,150
Apr-95                          $15,897         $16,625
May-95                          $16,385         $17,289
Jun-95                          $16,491         $17,690
Jul-95                          $17,167         $18,276
Aug-95                          $17,233         $18,322
Sep-95                          $17,658         $19,095
Oct-95                          $17,272         $19,026
Nov-95                          $18,031         $19,861
Dec-95                          $18,227         $20,243
Jan-96                          $18,561         $20,932
Feb-96                          $18,797         $21,126
Mar-96                          $19,299         $21,329
Apr-96                          $19,689         $21,643
May-96                          $19,982         $22,199
Jun-96                          $19,815         $22,283
Jul-96                          $18,933         $21,298
Aug-96                          $19,395         $21,748
Sep-96                          $20,178         $22,970
Oct-96                          $21,260         $23,604
Nov-96                          $22,957         $25,386
Dec-96                          $23,050         $24,883
Jan-97                          $23,941         $26,436
Feb-97                          $24,314         $26,645
Mar-97                          $23,435         $25,553

THE RETURN FOR CLASS B SHARES OF THE EQUITY VALUE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Equity Value Fund Class A shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

GROWTH AND INCOME FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was 7.86%. The total return for Class B shares for the same period was 7.36%. The one-year total returns were 14.02% and 13.04% for Class A and B shares, respectively. These return figures exclude sales charges.

HOW HAS THE FUND CAPTURED RETURNS? DID CERTAIN SECTORS DO WELL FOR THE FUND?

The fund has benefited from its positions in both the financial and technology sectors. In the financial sector there was consolidation among banks and increased productivity due to investment in technology. The technology sector also continued to do well despite some short-term setbacks, and we continue to be optimistic about its long range growth potential.

THE MARKET DECLINED SUBSTANTIALLY IN MARCH AND APRIL 1997. WHAT CAUSED THIS? HOW HAS THE FUND REACTED?

Much of the market decline in March and April can be attributed to the recent Federal Reserve increase in the federal funds target rate. The perception that the economy is growing too fast and that accelerated inflation is on the horizon contributed to the Fed's decision to act now rather than later. The Fund has reacted by, among other things, reducing its exposure to stocks in sectors such as banking which typically underperform in a rising interest rate environment, and which appear to us to be over-valued according to its price-to-earnings ratios or other measures. Overall, we believe the recent market slide to be a relatively short-term phenomenon. We believe the market will adjust to the new interest rate environment and that high growth sectors will continue to emerge.

WHAT IS THE DIFFERENCE BETWEEN A "VALUE" AND "GROWTH" STRATEGY? IS THIS A PURELY "GROWTH" FUND?

A growth strategy focuses on stocks that have, or are expected to have, strong earnings gains. Such stocks tend to have relatively high valuations, as measured by price-to-book ratios and price-to-earnings ratios. Growth stocks often pay low or no dividends since growth companies tend to reinvest profits into expansion and development. While growth stocks have historically outperformed other categories over time, they present investors with potentially higher risks and greater volatility. Value strategies, by contrast, try to find stocks that are selling for less than their intrinsic worth. A commonly used measure of a value stock is to contrast its price with its earnings performance. Value strategies believe that a stock will eventually rise to a price appropriate to its earnings potential. This Fund focuses on stocks with growth characteristics, but investments in undervalued stocks are made where it has been determined that expectations meet the Fund's growth and other criteria.

---------------------
22

                                                          GROWTH AND INCOME FUND

HOW DO YOU DECIDE THAT THE TIME HAS COME TO SELL A HOLDING?

A stock may be sold based on any one or a combination of factors. These factors include a negative change in a company's fundamentals; significant appreciation in the stock price relative to that company's expected future growth rate, which would suggest that the stock has become overvalued; a short-term price gain significant enough to warrant profit taking; or a more compelling investment opportunity in another company.

WHAT IS MEANT BY "BOTTOM-UP" INVESTING? WHAT DISTINGUISHES A MANAGEMENT TEAM?

"Bottom-up" investing refers to an investment style where stocks are bought and sold based on company-specific information and outlook without particular regard to general economic trends. While the Fund's investments are made almost entirely using "bottom up" practices, attention is paid to "top down" practices as prudence dictates. An example of a top down decision would be paring down financial stocks during a rising interest rate environment. A bottom up decision might be to buy a particular financial stock regardless of interest rates because the company's fundamentals make it attractive.

We assess company managements primarily on incentive compensation and management ownership. Compensation should be based on stock performance by, for example, granting stock options. Management ownership is also a key factor in ensuring that management's interests are aligned with shareholders.

WALL STREET TENDS TO VOTE REPUBLICAN, YET THE MARKET RALLIED AFTER PRESIDENT CLINTON WAS RE-ELECTED. IS THE EFFECT OF PRESIDENTIAL ELECTIONS ON THE STOCK MARKET OVERSTATED?

Presidential election results have economic and market impact, however, we believe their direct effect on the economy is muted. The economy, from a policy perspective, is driven more by Federal Reserve policy, tax policy, and spending trends, among others, each of which are affected by all three branches of the Federal government.

                                                           ---------------------

GROWTH AND INCOME FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                         SINCE 8/2/90
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge      8.01%       15.28%      12.83%      13.56%
---------------------------------------------------------------------------------------
Without Sales Charge                 14.02%      17.38%      14.05%      14.47%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 1/1/95
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           8.04%       20.21%
--------------------------------------------------------------------------------------
Without Sales Charge                                       13.04%      21.27%
--------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Growth and Income Fund commenced operations on January 1, 1992 as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The Predecessor Fund's date of inception was August 2, 1990. The performance figures shown for Class A shares include the performance of the Predecessor Fund which had the same investment objectives and strategies. Certain of the investment restrictions of the Stagecoach Growth and Income Fund differ somewhat from those of the Predecessor Fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
24

                                                          GROWTH AND INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH GROWTH AND INCOME
                   CLASS A SHARES          S&P 500 INDEX
Inception                          $9,550         $10,000
Aug-90                             $9,607          $9,096
Sep-90                             $9,626          $8,653
Oct-90                             $9,674          $8,617
Nov-90                             $9,712          $9,174
Dec-90                             $9,827          $9,429
Jan-91                            $10,199          $9,840
Feb-91                            $10,581         $10,543
Mar-91                            $10,706         $10,799
Apr-91                            $10,744         $10,824
May-91                            $11,183         $11,291
Jun-91                            $10,639         $10,774
Jul-91                            $11,183         $11,276
Aug-91                            $11,460         $11,543
Sep-91                            $11,345         $11,350
Oct-91                            $11,546         $11,503
Nov-91                            $11,049         $11,039
Dec-91                            $12,262         $12,302
Jan-92                            $12,205         $12,073
Feb-92                            $12,434         $12,229
Mar-92                            $12,189         $11,991
Apr-92                            $12,516         $12,343
May-92                            $12,680         $12,404
Jun-92                            $12,377         $12,219
Jul-92                            $12,966         $12,718
Aug-92                            $12,715         $12,458
Sep-92                            $12,904         $12,604
Oct-92                            $13,146         $12,648
Nov-92                            $13,641         $13,079
Dec-92                            $13,911         $13,239
Jan-93                            $14,262         $13,350
Feb-93                            $13,961         $13,532
Mar-93                            $14,238         $13,817
Apr-93                            $13,896         $13,483
May-93                            $14,218         $13,844
Jun-93                            $13,952         $13,885
Jul-93                            $13,851         $13,829
Aug-93                            $14,559         $14,353
Sep-93                            $14,555         $14,243
Oct-93                            $15,052         $14,538
Nov-93                            $14,697         $14,399
Dec-93                            $15,086         $14,573
Jan-94                            $15,669         $15,069
Feb-94                            $15,423         $14,660
Mar-94                            $14,540         $14,021
Apr-94                            $14,715         $14,201
May-94                            $14,705         $14,434
Jun-94                            $14,371         $14,080
Jul-94                            $14,814         $14,542
Aug-94                            $15,288         $15,138
Sep-94                            $15,096         $14,768
Oct-94                            $15,220         $15,100
Nov-94                            $14,755         $14,550
Dec-94                            $15,041         $14,766
Jan-95                            $15,116         $15,149
Feb-95                            $15,841         $15,738
Mar-95                            $16,179         $16,202
Apr-95                            $16,414         $16,679
May-95                            $17,174         $17,344
Jun-95                            $17,588         $17,747
Jul-95                            $18,103         $18,335
Aug-95                            $18,383         $18,381
Sep-95                            $19,014         $19,156
Oct-95                            $18,421         $19,088
Nov-95                            $19,154         $19,925
Dec-95                            $19,388         $20,309
Jan-96                            $19,815         $20,999
Feb-96                            $20,579         $21,194
Mar-96                            $20,625         $21,398
Apr-96                            $21,356         $21,712
May-96                            $21,918         $22,270
Jun-96                            $21,442         $22,355
Jul-96                            $20,113         $21,367
Aug-96                            $20,737         $21,818
Sep-96                            $21,803         $23,044
Oct-96                            $22,497         $23,680
Nov-96                            $23,970         $25,468
Dec-96                            $23,600         $24,964
Jan-97                            $25,080         $26,521
Feb-97                            $24,383         $26,731
Mar-97                            $23,516         $25,635

THE RETURN FOR CLASS B SHARES OF THE GROWTH AND INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Growth and Income Fund Class A shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.25%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not directly available for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

SMALL CAP FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WERE THE FUND'S TOTAL RETURNS?

The total return for Class A shares for the six-month period ended March 31, 1997 was -15.46%. The total return for Class B shares for the same period was -15.72%. The one-year total returns were -7.94% and -8.43%, respectively. These return figures exclude sales charges.

THE FUND HAS BEEN EXPERIENCING SOME SETBACKS RECENTLY. WHAT ARE SOME OF THE FACTORS AFFECTING THE FUND'S PERFORMANCE?

The largest factor affecting the Fund's performance has been the flow of investment dollars into large company stocks rather than the smaller capitalization "growth" stocks the Fund invests in. This move to large company stocks has been fueled, in part, by fears of higher inflation and slower economic growth. One of the ways in which these concerns have manifested themselves has been in investor anxiety over earnings reports. To some extent, a company's earnings and potential future earnings are what justify its high stock prices. If earnings disappointments occur, prices can drop substantially, particularly if there has also been a recent high rate of economic growth. Also, if investors are nervous about general trends, not enough "good news" can be perceived as "bad news.".

HAS THE DECLINE IN THESE SECTORS CHANGED YOUR FUNDAMENTAL OUTLOOK?

No. We are still very optimistic in our outlook for small cap stocks. In our opinion, the underlying foundation for the bull market -- low inflation and solid earnings growth -- remains intact. In fact, in our view the earnings growth prospects for many smaller companies are especially attractive given their current reduced valuations. The predicted timing of a turnaround is difficult, but a catalyst such as lower interest rates, a balanced budget amendment or strong cash flows into small cap mutual funds could propel the entire group higher.

WHAT ARE THE SPECIAL PROBLEMS FACED BY A SMALL CAP FUND DURING A GENERAL MARKET DECLINE? IS THERE A POTENTIAL LIQUIDITY PROBLEM AS MONEY RETREATS TO "SAFER" INVESTMENTS?

A large part of the recent decline has been due to the lack of liquidity in small cap stocks. However, small cap stocks are always less liquid then larger cap issues, even when the market is going up. Due to the relatively small size of this Fund, liquidity has not been a major problem in selling holdings or establishing new positions.

---------------------
26

                                                                  SMALL CAP FUND

THE FUND IS REQUIRED TO SELL A COMPANY'S STOCK WHEN THE COMPANY REACHES TWO BILLION DOLLARS IN CAPITALIZATION. SHORT OF REACHING THAT FIGURE, WHAT ARE SOME OTHER FACTORS IN YOUR "SELL DISCIPLINE"?

We continually review our holdings and will sell for a variety of reasons. Some of the key reasons might include a negative change in a company's fundamentals, a stock price becomes significantly overvalued relative to its expected growth rate, a concern about the management team or its effectiveness, or a more compelling opportunity in another stock presents itself elsewhere.

WHAT ARE YOU LOOKING FOR IN A COMPANY'S MANAGEMENT TEAM?

Management is an important criterion we use when evaluating a company. Due to the smaller size of the companies we buy, the ability of management is very instrumental in our decision when buying a stock. We expect management to own a substantial amount of stock and have their bonuses tied to the earnings of the company and/or the performance of the stock.

                                                           ---------------------

SMALL CAP FUND

---------------------
PERFORMANCE AT A GLANCE
CLASS A SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 11/1/94
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
-------------------------------------------------------------------------------------
With Maximum 5.25% Sales Charge                            (12.75)%    26.23%
-------------------------------------------------------------------------------------
Without Sales Charge                                       (7.94)%     29.05%
-------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 3/31/97
--------------------------------------------------------------------------------

                                                                       SINCE 11/1/94
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum Contingent Deferred Sales Charge(1)           (13.18)%    27.41%
--------------------------------------------------------------------------------------
Without Sales Charge                                       (8.43)%     28.29%
--------------------------------------------------------------------------------------
(1)Assumes redemption on 3/31/97.

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gain distributions at net asset value.

The Stagecoach Small Cap Fund invests in a master portfolio which in turn invests in individual securities. References to the investment policies of the Fund are understood to be references to the investment policies of the Master Portfolio.

The Small Cap Fund commenced operation on 9/16/96 as successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund (the "Predecessor Fund"). Inception date of the Predecessor Fund was 11/1/94.

Performance figures shown for periods prior to 9/16/96 represent the performance of the Predecessor Fund which had the same investment objective and strategies as the Small Cap Fund. Performance figures also reflect expense differences between the Predecessor Fund and those of the Class A and B shares in effect on 9/16/96.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

---------------------
28

                                                                  SMALL CAP FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH SMALL CAP   STAGECOACH SMALL CAP
             FUND CLASS A SHARES    FUND CLASS B SHARES   S&P 500 INDEX
Inception                  $9,550                $10,000         $10,000
Nov-94                     $9,674                $10,120          $9,636
Dec-94                    $10,075                $10,540          $9,779
Jan-95                    $10,104                $10,560         $10,032
Feb-95                    $10,658                $11,130         $10,423
Mar-95                    $11,221                $11,720         $10,730
Apr-95                    $11,536                $12,040         $11,046
May-95                    $11,785                $12,300         $11,486
Jun-95                    $13,026                $13,580         $11,753
Jul-95                    $14,449                $15,060         $12,142
Aug-95                    $14,478                $15,080         $12,173
Sep-95                    $15,376                $16,000         $12,686
Oct-95                    $14,898                $15,500         $12,641
Nov-95                    $16,311                $16,960         $13,195
Dec-95                    $17,037                $17,700         $13,449
Jan-96                    $17,371                $18,040         $13,907
Feb-96                    $18,374                $19,080         $14,036
Mar-96                    $19,215                $19,940         $14,171
Apr-96                    $21,774                $22,580         $14,379
May-96                    $23,455                $24,300         $14,748
Jun-96                    $21,688                $22,460         $14,805
Jul-96                    $18,508                $19,160         $14,150
Aug-96                    $20,485                $21,200         $14,449
Sep-96                    $21,386                $21,663         $15,261
Oct-96                    $19,947                $20,197         $15,682
Nov-96                    $20,414                $20,660         $16,866
Dec-96                    $21,052                $21,296         $16,532
Jan-97                    $21,367                $20,605         $17,564
Feb-97                    $19,442                $19,647         $17,702
Mar-97                    $18,080                $17,958         $16,977

The accompanying chart compares the performance of the Stagecoach Small Cap Fund Class A and Class B shares since the inception of the Predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses. For Class A shares, the chart assumes the maximum initial sales charge of 5.25%. For Class B shares, the chart assumes payment of the contingent deferred sale charge that would be applicable if shares of the Fund were purchased in November 1994 and redeemed on March 31, 1997. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets, while the Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not directly available for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

BALANCED FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 55.88%
             AEROSPACE - 2.23%
     30,000  Rockwell International Corp                                     $  1,470,664  $   1,946,250

             AUTOMOBILE & RELATED - 2.55%
     20,000  Dana Corp                                                       $    611,600  $     657,500
     50,000  Ford Motor Co                                                      1,488,375      1,568,750
                                                                             ------------  --------------
                                                                             $  2,099,975  $   2,226,250

             BASIC INDUSTRIES - 1.34%
     60,000  Crompton & Knowles Corp                                         $    806,100  $   1,170,000

             BUILDING MATERIALS & SERVICES - 1.79%
     25,000  Willamette Industries Inc                                       $  1,482,497  $   1,562,501

             CAPITAL GOODS - 3.57%
     13,000  Harris Corp                                                     $  1,015,020  $     999,375
     20,386  Kennametal Inc                                                       755,673        738,993
     30,000  Lancaster Colony Corp                                              1,153,749      1,380,000
                                                                             ------------  --------------
                                                                             $  2,924,442  $   3,118,368

             COMPUTER SYSTEMS - 1.10%
      7,000  International Business Machines Corp                            $    741,405  $     961,625

             ELECTRICAL EQUIPMENT - 3.62%
     75,000  Lexmark International Group Inc Class A+                        $  1,540,482  $   1,818,750
     30,000  Seagate Technology Inc+                                              662,310      1,346,250
                                                                             ------------  --------------
                                                                             $  2,202,792  $   3,165,000

------------------------
30

                                                                   BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 6.23%
     12,000  Atlantic Richfield Corp                                         $  1,417,555  $   1,620,000
     20,000  Cabot Corp                                                           539,980        480,000
      5,000  Mobil Corp                                                           426,878        653,125
      6,000  Royal Dutch Petroleum Co ADR (Netherlands)                           676,918      1,050,000
     15,000  Texaco Inc                                                         1,135,095      1,642,500
                                                                             ------------  --------------
                                                                             $  4,196,426  $   5,445,625

             FINANCE & RELATED - 12.57%
     24,000  Aetna Inc                                                       $  1,545,404  $   2,061,000
     35,800  American Bankers Insurance Group                                     831,325      1,745,250
     15,000  BankAmerica Corp                                                     696,817      1,511,250
     10,400  Chase Manhattan Bank                                                 358,200        973,700
    155,975  Mercury Financial Corp                                               373,265        409,434
     30,000  NationsBank                                                          928,277      1,661,250
     29,400  Providian Corp                                                       896,770      1,572,900
     22,000  Travelers Group Inc                                                  363,350      1,053,250
                                                                             ------------  --------------
                                                                             $  5,993,408  $  10,988,034

             FOOD & RELATED - 3.02%
     76,000  Archer-Daniels-Midland Co                                       $  1,401,076  $   1,358,500
     11,200  Philip Morris Co Inc                                                 627,548      1,278,200
                                                                             ------------  --------------
                                                                             $  2,028,624  $   2,636,700

             GENERAL BUSINESS & RELATED - 3.87%
     51,000  Fremont General Corp                                            $    959,354  $   1,434,375
     10,000  General Electric Co                                                  490,585        992,500
     22,000  Hercules Inc                                                         994,218        929,500
        812  NCR Corp                                                              26,986         28,623
                                                                             ------------  --------------
                                                                             $  2,471,143  $   3,384,998

             HEALTHCARE - 1.29%
     40,000  Health System International Class A+                            $  1,038,824  $   1,125,000

                                                           ---------------------

BALANCED FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 2.61%
     37,600  Unisource Worldwide Inc                                         $    737,909  $     578,100
     70,000  United Dominion Industries                                         1,684,599      1,706,250
                                                                             ------------  --------------
                                                                             $  2,422,508  $   2,284,350

             PHARMACEUTICALS - 2.38%
     26,000  Bristol-Myers Squibb Co                                         $    766,374  $   1,534,000
     15,000  Pharmacia and Upjohn Inc                                             397,019        549,375
                                                                             ------------  --------------
                                                                             $  1,163,393  $   2,083,375

             RETAIL & RELATED - 3.00%
     40,000  Costco Companies Inc+                                           $    614,455  $   1,105,000
     36,000  Rite Aid Corp                                                      1,065,539      1,512,000
                                                                             ------------  --------------
                                                                             $  1,679,994  $   2,617,000

             TELECOMMUNICATIONS - 1.93%
     15,000  AT & T Corp                                                     $    608,440  $     521,250
     25,000  GTE Corp                                                             827,406      1,165,625
                                                                             ------------  --------------
                                                                             $  1,435,846  $   1,686,875

             UTILITIES - 2.78%
     35,000  Cinergy Corp                                                    $  1,087,820  $   1,194,375
     28,000  Duke Power Co                                                      1,315,937      1,235,500
                                                                             ------------  --------------
                                                                             $  2,403,757  $   2,429,875
             TOTAL COMMON STOCKS                                             $ 36,561,798  $  48,831,826

------------------------
32

                                                                   BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 11.89%
             BANK & FINANCE - 5.66%
$ 1,000,000  Associates Corp of America                           6.32 %        02/28/00   $     983,750
  2,000,000  General Motors Acceptance Corp                       6.88          07/15/01       1,975,000
  1,000,000  Norwest Corp                                         7.13          04/01/00       1,006,250
  1,000,000  Societe Generale                                     7.40          06/01/06         981,250
                                                                                           --------------
                                                                                           $   4,946,250

             FOREIGN CORPORATE BONDS - 4.38%
$ 1,000,000  Bank of Austria                                      7.25 %        02/15/17   $     957,500
  1,500,000  Ontario, Province of                                 7.38          01/27/03       1,515,000
  1,500,000  Quebec, Province of                                  7.13          02/09/24       1,359,375
                                                                                           --------------
                                                                                           $   3,831,875

             INDUSTRIALS - 1.85%
$ 1,500,000  BP America Inc                                       9.38 %        11/01/00   $   1,612,500
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  10,390,625
             (Cost $10,532,385)

             U.S. GOVERNMENT AGENCY SECURITIES - 14.84%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.75%
$   157,669  FHLMC # 546103                                      10.50 %        08/01/19   $     170,243
    119,844  FHLMC #22-0009                                       8.25          08/01/01         121,790
    231,359  FHLMC #291786                                        8.50          01/01/09         238,240
    119,746  FHLMC #303407                                        8.50          12/01/02         122,076
                                                                                           --------------
                                                                                           $     652,349

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.18%
$   550,351  FNMA #190526                                         6.00 %        01/01/01   $     536,641
    513,518  FNMA #190588                                         6.50          01/01/09         497,609
  5,863,960  FNMA #351092                                         7.50          07/01/26       5,757,177
    239,717  FNMA #57843                                          8.00          06/01/08         244,504

                                                           ---------------------

BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$     8,421  FNMA #75336                                          9.50 %        02/01/09   $       9,027
    100,181  FNMA #83785                                          8.00          08/01/18         102,164
                                                                                           --------------
                                                                                           $   7,147,122

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.91%
$ 1,151,052  GNMA #376200                                         9.00 %        06/15/25   $   1,206,762
  1,549,571  GNMA #403934                                         9.00          08/15/24       1,628,119
    990,398  GNMA #423225                                         6.50          04/15/26         917,792
  1,480,780  GNMA #426993                                         7.00          05/15/26       1,413,405
                                                                                           --------------
                                                                                           $   5,166,078
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  12,965,549
             (Cost $12,985,658)

             U.S. TREASURY SECURITIES - 15.75%
             U.S. TREASURY BONDS - 3.24%
$ 1,500,000  U.S. Treasury Bonds                                  6.25 %        08/15/23   $   1,329,135
  1,500,000  U.S. Treasury Bonds                                  7.25          05/15/16       1,506,795
                                                                                           --------------
                                                                                           $   2,835,930

             U.S. TREASURY NOTES - 12.51%
$ 4,500,000  U.S. Treasury Notes                                  6.25 %        02/15/03   $   4,377,645
  5,000,000  U.S. Treasury Notes                                  6.38          01/15/99       5,000,000
  1,500,000  U.S. Treasury Notes                                  7.50          02/15/05       1,551,795
                                                                                           --------------
                                                                                           $  10,929,440
             TOTAL U.S. TREASURY SECURITIES                                                $  13,765,370
             (Cost $14,039,943)

------------------------
34

                                                                   BALANCED FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.31%
             REPURCHASE AGREEMENTS - 2.31%
$   887,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $     887,000
  1,127,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          04/01/97       1,127,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   2,014,000
             (Cost $2,014,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $76,133,784)* (Notes 1 and 3)                     100.67%               $   87,967,370
              Other Assets and Liabilities, Net                        (0.67)                     (581,952)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   87,385,418
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 12,894,489
Gross Unrealized Depreciation     (1,060,903)
                                ------------
NET UNREALIZED APPRECIATION     $ 11,833,586
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

DIVERSIFIED INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 93.88%
             AEROSPACE - 2.24%
     50,000  Lockheed Martin Corp                                            $  4,286,472  $   4,200,000

             AUTOMOBILE & RELATED - 7.81%
    145,000  Dana Corp                                                       $  4,065,690  $   4,766,875
    165,000  Ford Motor Co                                                      4,931,780      5,176,875
    100,000  Genuine Parts Co                                                   4,444,058      4,662,500
                                                                             ------------  --------------
                                                                             $ 13,441,528  $  14,606,250

             BASIC INDUSTRIES - 4.47%
    170,000  Allegheny Teledyne Inc                                          $  3,921,579  $   4,781,250
     90,000  Olin Corp                                                          3,160,427      3,577,500
                                                                             ------------  --------------
                                                                             $  7,082,006  $   8,358,750

             CAPITAL GOODS - 5.62%
     50,000  Harris Corp                                                     $  3,787,246  $   3,843,750
     70,000  Kennametal Inc                                                     2,671,126      2,537,500
     90,000  Lancaster Colony Corp                                              3,346,400      4,140,000
                                                                             ------------  --------------
                                                                             $  9,804,772  $  10,521,250

             COMPUTER SYSTEMS - 1.69%
     23,000  International Business Machines Corp                            $  2,242,400  $   3,159,625

             CONGLOMERATES - 1.86%
     35,000  General Electric Co                                             $  1,884,452  $   3,473,750

             CONSUMER - BASIC - 2.35%
    120,000  Pharmacia and Upjohn Inc                                        $  4,367,420  $   4,395,000

------------------------
36

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ELECTRICAL EQUIPMENT - 5.61%
    120,000  AMP Inc                                                         $  4,454,378  $   4,125,000
    185,000  Lexmark International Group Inc Class A+                           3,450,870      4,486,250
     33,000  Tecumseh Products Co Class A                                       1,748,875      1,881,000
                                                                             ------------  --------------
                                                                             $  9,654,123  $  10,492,250

             ENERGY & RELATED - 8.58%
     40,000  Atlantic Richfield Corp                                         $  4,630,918  $   5,400,000
     45,000  El Paso Natural Gas Co                                             1,518,182      2,548,125
     11,500  Royal Dutch Petroleum Co                                           1,158,636      2,012,500
     45,000  Sonat Inc                                                          1,485,226      2,452,500
    115,000  Ultramar Diamond Shamrock CP                                       3,137,693      3,651,250
                                                                             ------------  --------------
                                                                             $ 11,930,655  $  16,064,375

             FINANCE & RELATED - 12.81%
     45,000  Aetna Inc                                                       $  3,038,475  $   3,864,375
     58,000  Bankers Trust N Y Corp                                             4,059,118      4,756,000
     45,000  Chase Manhattan Bank                                               4,535,475      4,213,125
     85,000  Household International Inc                                        4,567,935      7,299,375
     34,000  Kilroy Realty Corp+                                                  782,000        905,250
    599,200  Mercury Financial Corp                                             4,625,236      1,572,900
     65,000  Security Capital Industrial Trust                                  1,132,180      1,356,875
                                                                             ------------  --------------
                                                                             $ 22,740,419  $  23,967,900

             FOOD & RELATED - 2.32%
     38,000  Philip Morris Co Inc                                            $  2,835,475  $   4,336,750

             GENERAL BUSINESS & RELATED - 10.35%
    200,000  Fremont General Corp                                            $  5,993,711  $   5,625,000
    140,000  Goodrich (B F) Co                                                  5,442,872      5,127,500
    120,000  Hercules Inc                                                       5,525,248      5,070,000
     40,000  Loews Corp                                                         3,186,324      3,555,000
                                                                             ------------  --------------
                                                                             $ 20,148,155  $  19,377,500

                                                           ---------------------

DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 3.39%
    175,000  Unisource Worldwide Inc                                         $  3,509,728  $   2,690,625
    150,000  United Dominion Industries                                         3,349,726      3,656,250
                                                                             ------------  --------------
                                                                             $  6,859,454  $   6,346,875

             MEDICAL EQUIPMENT & SUPPLIES - 2.30%
    100,000  Baxter International Inc                                        $  3,946,720  $   4,312,500

             PHARMACEUTICALS - 1.28%
     40,000  American Home Products Corp                                     $  1,289,524  $   2,400,000

             PUBLISHING & MEDIA - 1.00%
     65,000  Readers Digest Association Class A                              $  2,640,421  $   1,868,750

             REAL ESTATE INVESTMENT TRUSTS - 2.90%
     50,000  American Health Properties Inc                                  $  1,061,212  $   1,231,250
     35,000  Evans Withycombe Residential Inc                                     736,343        721,875
     20,000  Post Properties Inc                                                  626,600        762,500
     45,000  Smith (Chars E) Residential Realty Inc                             1,107,350      1,220,625
     38,000  Spieker Properties Inc                                               865,065      1,482,000
                                                                             ------------  --------------
                                                                             $  4,396,570  $   5,418,250

             RETAIL & RELATED - 3.02%
    134,500  Rite Aid Corp                                                   $  4,260,500  $   5,649,000

             SEMICONDUCTORS - 1.87%
     58,000  Motorola Inc                                                    $  2,720,742  $   3,501,750

             TELECOMMUNICATIONS - 5.05%
    152,000  Alltel Corp                                                     $  4,226,665  $   4,940,000
    130,000  AT & T Corp                                                        5,107,751      4,517,500
                                                                             ------------  --------------
                                                                             $  9,334,416  $   9,457,500

             TRANSPORTATION - 2.88%
     95,000  Union Pacific Corp                                              $  4,683,573  $   5,391,250

------------------------
38

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             UTILITIES - 4.48%
    120,000  Duke Power Co                                                   $  5,508,613  $   5,295,000
    135,000  Illinova Corp                                                      3,587,300      3,088,125
                                                                             ------------  --------------
                                                                             $  9,095,913  $   8,383,125
             TOTAL COMMON STOCKS                                             $159,645,710  $ 175,682,400

             PREFERRED STOCKS - 0.88%
             CONVERTIBLES - 0.88%
     55,000  Browning-Ferris Industries Inc                                  $  1,896,080  $   1,643,125

                                                           ---------------------

DIVERSIFIED INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 1.31%
             CONVERTIBLE CORPORATE BONDS - 1.31%
$ 2,450,000  U.S. Filter Corp                                      4.50%        12/15/01   $   2,446,937
             (Cost $2,449,997)

             SHORT-TERM INSTRUMENTS - 4.46%
             REPURCHASE AGREEMENTS - 4.46%
$ 4,715,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.50%        04/01/97   $   4,715,000
  3,638,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.30         04/01/97       3,638,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   8,353,000
             (Cost $8,353,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $172,344,787)* (Notes 1 and 3)                    100.53%               $  188,125,462
              Other Assets and Liabilities, Net                        (0.53)                     (992,112)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  187,133,350
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 24,356,028
Gross Unrealized Depreciation     (8,575,353)
                                ------------
NET UNREALIZED APPRECIATION     $ 15,780,675
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
40

                                                               EQUITY VALUE FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.29%
             AUTOMOBILE & RELATED - 4.04%
     75,000  Dana Corp                                                       $  2,227,625  $   2,465,625
    200,000  Ford Motor Co                                                      5,957,750      6,275,000
                                                                             ------------  --------------
                                                                             $  8,185,375  $   8,740,625

             BASIC INDUSTRIES - 1.08%
    120,000  Crompton & Knowles Corp                                         $  1,689,000  $   2,340,000

             BUILDING MATERIALS & SERVICES - 2.31%
     80,000  Willamette Industries Inc                                       $  4,660,420  $   4,999,998

             CAPITAL GOODS - 5.73%
     33,000  Harris Corp                                                     $  2,576,588  $   2,536,875
     81,737  Kennametal Inc                                                     3,024,606      2,962,966
    150,000  Lancaster Colony Corp                                              5,636,866      6,900,000
                                                                             ------------  --------------
                                                                             $ 11,238,060  $  12,399,841

             COMPUTER SYSTEMS - 2.22%
     35,000  International Business Machines Corp                            $  3,669,090  $   4,808,125

             ELECTRICAL EQUIPMENT - 7.52%
    270,000  Lexmark International Group Inc Class A+                        $  5,411,711  $   6,547,500
    150,000  Seagate Technology Inc+                                            2,401,265      6,731,250
    160,000  Technitrol Inc                                                     1,672,138      3,000,000
                                                                             ------------  --------------
                                                                             $  9,485,114  $  16,278,750

             ENERGY & RELATED - 10.58%
     25,000  Atlantic Richfield Corp                                         $  2,953,240  $   3,375,000
     93,000  Cabot Corp                                                         2,510,907      2,232,000
     60,000  Exxon Corp                                                         4,121,284      6,465,000
     30,000  Mobil Corp                                                         2,118,677      3,918,750

                                                           ---------------------

EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     24,000  Royal Dutch Petroleum Co ADR (Netherlands)                      $  2,517,208  $   4,200,000
     24,890  Texaco Inc                                                         1,571,829      2,725,455
                                                                             ------------  --------------
                                                                             $ 15,793,145  $  22,916,205

             FINANCE & RELATED - 21.50%
     90,000  Aetna Inc                                                       $  6,017,961  $   7,728,750
     90,300  American Bankers Insurance Group                                   2,146,794      4,402,125
     55,000  BankAmerica Corp                                                   2,392,460      5,541,250
     27,040  Chase Manhattan Bank                                                 930,320      2,531,620
    150,000  Edwards A G & Sons Inc                                             3,872,426      4,612,500
     40,000  First Union Corp                                                   1,969,173      3,245,000
    692,861  Mercury Financial Corp                                             1,658,090      1,818,760
    120,000  NationsBank                                                        3,354,162      6,645,000
     68,000  Providian Corp                                                     2,058,634      3,638,000
     41,900  Republic New York Corp                                             1,744,592      3,692,438
     56,400  Travelers Group Inc                                                  607,005      2,700,150
                                                                             ------------  --------------
                                                                             $ 26,751,617  $  46,555,593

             FOOD & RELATED - 4.52%
    300,000  Archer-Daniels-Midland Co                                       $  5,545,536  $   5,362,500
     38,700  Philip Morris Co Inc                                               2,113,537      4,416,638
                                                                             ------------  --------------
                                                                             $  7,659,073  $   9,779,138

             GENERAL BUSINESS & RELATED - 6.64%
    202,550  Fremont General Corp                                            $  4,586,181  $   5,696,719
     45,000  General Electric Co                                                1,872,602      4,466,250
     94,000  Hercules Inc                                                       4,248,021      3,971,500
      6,687  NCR Corp                                                             216,644        235,717
                                                                             ------------  --------------
                                                                             $ 10,923,448  $  14,370,186

             HEALTHCARE - 2.21%
    170,000  Health System International Class A+                            $  4,428,165  $   4,781,250

------------------------
42

                                                               EQUITY VALUE FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 6.55%
     40,000  Johnson Controls Inc                                            $  2,360,389  $   3,220,000
    197,300  Owens-Illinois Inc+                                                1,951,269      4,858,513
    144,000  Unisource Worldwide Inc                                            2,854,995      2,214,000
    160,000  United Dominion Industries                                         3,560,866      3,900,000
                                                                             ------------  --------------
                                                                             $ 10,727,519  $  14,192,513

             PHARMACEUTICALS - 3.19%
     80,000  Bristol-Myers Squibb Co                                         $  2,389,411  $   4,720,000
     60,000  Pharmacia and Upjohn Inc                                           1,588,076      2,197,500
                                                                             ------------  --------------
                                                                             $  3,977,487  $   6,917,500

             RETAIL & RELATED - 9.55%
    250,000  Costco Companies Inc+                                           $  3,676,250  $   6,906,250
    220,000  Rite Aid Corp                                                      6,553,900      9,240,000
     90,000  Sears Roebuck & Co                                                 3,257,400      4,522,500
                                                                             ------------  --------------
                                                                             $ 13,487,550  $  20,668,750

             TELECOMMUNICATIONS - 2.47%
     60,000  AT & T Corp                                                     $  2,471,839  $   2,085,000
     70,000  GTE Corp                                                           2,314,373      3,263,750
                                                                             ------------  --------------
                                                                             $  4,786,212  $   5,348,750

             TRANSPORTATION - 2.28%
     43,694  Conrail Inc                                                     $  3,128,228  $   4,926,499

             UTILITIES - 3.90%
    100,000  Cinergy Corp                                                    $  2,838,307  $   3,412,500
    114,000  Duke Power Co                                                      5,357,745      5,030,250
                                                                             ------------  --------------
                                                                             $  8,196,052  $   8,442,750
             TOTAL COMMON STOCKS                                             $148,785,555  $ 208,466,473

                                                           ---------------------

EQUITY VALUE FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 4.20%
             REPURCHASE AGREEMENTS - 4.20%
$ 9,087,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.50%        04/01/97   $   9,087,000
             (Cost $9,087,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $157,872,555)* (Notes 1 and 3)                    100.49%               $  217,553,473
              Other Assets and Liabilities, Net                        (0.49)                   (1,052,911)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  216,500,562
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 62,103,108
Gross Unrealized Depreciation     (2,422,190)
                                ------------
NET UNREALIZED APPRECIATION     $ 59,680,918
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
44

                                                            GROWTH & INCOME FUND
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 96.40%
             ADVERTISING - 1.94%
    126,600  Omnicom Group                                                   $  3,398,779  $   6,314,175

             APPLIANCES AND FURNITURE - 3.09%
    335,800  Sunbeam-Oster Co Inc                                            $  9,192,707  $  10,074,000

             AUTOMOBILE & RELATED - 2.99%
    223,500  Danaher Corp                                                    $  7,472,945  $   9,303,188
      1,400  General Motors Corp                                                   78,576         77,525
      6,800  General Motors Corp Class H                                          249,048        368,900
                                                                             ------------  --------------
                                                                             $  7,800,569  $   9,749,613

             BASIC INDUSTRIES - 8.49%
     82,300  Aluminum Co of America                                          $  4,979,342  $   5,596,400
     51,800  Colgate-Palmolive Co                                               4,434,722      5,160,575
    272,600  Monsanto Co                                                        7,026,822     10,426,950
    105,100  Nike Inc Class B                                                   6,303,188      6,516,200
                                                                             ------------  --------------
                                                                             $ 22,744,074  $  27,700,125

             COMMERCIAL SERVICES - 2.54%
    278,400  Service Corp International                                      $  6,855,324  $   8,282,400

             COMPUTER SOFTWARE - 3.12%
    200,400  First Data Corp                                                 $  7,108,711  $   6,788,550
     88,100  Oracle Systems Corp+                                               3,074,118      3,397,356
                                                                             ------------  --------------
                                                                             $ 10,182,829  $  10,185,906

                                                           ---------------------

GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SYSTEMS - 4.57%
     77,100  Cisco Systems Inc+                                              $  2,740,191  $   3,710,438
     45,000  Compaq Computer Corp+                                              3,548,801      3,448,125
      1,620  Lucent Technologies Inc                                               72,062         85,455
    320,508  Reynolds & Reynolds Co Class A                                     7,362,715      7,652,129
                                                                             ------------  --------------
                                                                             $ 13,723,769  $  14,896,147

             ELECTRICAL EQUIPMENT - 2.04%
    114,400  Nokia Corp ADR Class A                                          $  7,053,686  $   6,663,800

             ENERGY & RELATED - 9.22%
      4,000  Amoco Corp                                                      $    238,775  $     346,500
    100,900  Anadarko Petroleum Corp                                            4,952,184      5,663,013
     31,800  Mobil Corp                                                         2,959,758      4,153,875
    160,500  Reading & Bates Corp+                                              3,222,520      3,631,313
      5,600  Schlumberger Ltd                                                     391,467        600,600
    112,800  Sonat Inc                                                          3,522,823      6,147,600
     27,600  Texaco Inc                                                         1,914,586      3,022,200
     13,500  Tosco Corp                                                           139,638        384,750
     61,000  Transocean Offshore Inc                                            3,863,955      3,423,625
     87,090  U.S. Filter Corp                                                   2,760,059      2,688,904
                                                                             ------------  --------------
                                                                             $ 23,965,765  $  30,062,380

             FINANCE & RELATED - 18.11%
     99,100  Aetna Inc                                                       $  6,900,742  $   8,510,213
     72,500  American International Group Inc                                   7,502,279      8,509,688
     14,000  Bank of New York Inc                                                 221,138        514,500
     56,700  Cali Realty Corp                                                   1,514,324      1,814,400
     35,000  Chase Manhattan Bank                                               3,389,942      3,276,875
     57,300  Citicorp                                                           2,859,800      6,202,725
    259,600  Federal Home Loan Mortgage Corp                                    5,520,651      7,074,100
      5,600  Federal National Mortgage Assoc                                      107,503        202,300
     95,600  Household International Inc                                        4,472,204      8,209,650
    280,700  MBNA Corp                                                          5,588,545      7,824,513
      5,800  Mellon Bank Corp                                                     201,183        421,950

------------------------
46

                                                            GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    155,800  Schwab (Charles) Corp                                           $  3,587,770  $   4,966,125
     74,300  Security Capital Industrial Trust                                  1,515,312      1,551,013
                                                                             ------------  --------------
                                                                             $ 43,381,393  $  59,078,052

             FOOD & RELATED - 1.85%
      8,000  Albertson's Inc                                                 $    244,280  $     272,000
      6,000  CPC International Inc                                                410,885        492,000
      7,500  McDonald's Corp                                                      225,889        354,375
     43,099  Philip Morris Co Inc                                               3,378,447      4,918,673
                                                                             ------------  --------------
                                                                             $  4,259,501  $   6,037,048

             GENERAL BUSINESS & RELATED - 3.95%
    198,400  Corning Inc                                                     $  7,292,529  $   8,804,000
    154,100  Corrections Corp of America+                                       4,910,883      3,736,925
        312  NCR Corp                                                               8,621         10,998
      8,000  Tribune Co                                                           243,338        324,000
                                                                             ------------  --------------
                                                                             $ 12,455,371  $  12,875,923

             HEALTHCARE - 1.99%
     37,500  Conseco Inc                                                     $  1,477,856  $   1,335,938
    208,900  Tenet Healthcare Corp+                                             4,398,678      5,144,163
                                                                             ------------  --------------
                                                                             $  5,876,534  $   6,480,101

             MANUFACTURING PROCESSING - 4.53%
     84,100  Allied Signal Inc                                               $  3,446,740  $   5,992,125
     84,400  Harsco Corp                                                        2,396,829      3,070,050
     75,200  Potash Corp of Saskatchewan Inc                                    5,293,543      5,715,200
                                                                             ------------  --------------
                                                                             $ 11,137,112  $  14,777,375

             MEDICAL EQUIPMENT & SUPPLIES - 2.31%
      6,900  Abbott Laboratories                                             $    233,541  $     387,263
    165,800  Baxter International Inc                                           6,841,360      7,150,125
                                                                             ------------  --------------
                                                                             $  7,074,901  $   7,537,388

                                                           ---------------------

GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS - 2.87%
      6,500  Merck & Co Inc                                                  $    247,132  $     547,625
     46,000  Rhone-Poulenc Rorer Inc                                            3,396,997      3,404,000
     77,100  Smithkline Beecham Plc                                             3,980,499      5,397,000
                                                                             ------------  --------------
                                                                             $  7,624,628  $   9,348,625

             REAL ESTATE INVESTMENT TRUSTS - 4.75%
    112,100  Amli Residential Properties                                     $  2,438,175  $   2,578,300
     59,400  Equity Residential Properties Trust                                2,450,250      2,635,875
    148,600  Patriot American Hospitality Inc                                   3,177,426      3,603,550
    100,000  Spieker Properties Inc                                             2,929,145      3,900,000
     71,400  Starwood Lodging Trust                                             3,213,000      2,784,600
                                                                             ------------  --------------
                                                                             $ 14,207,996  $  15,502,325

             RETAIL & RELATED - 4.40%
    584,200  Corporate Express Inc+                                          $  9,994,560  $   5,988,050
     23,000  Costco Companies Inc+                                                390,500        635,375
     86,200  Gillette Co                                                        4,699,326      6,260,275
      6,000  Home Depot Inc                                                       264,475        321,000
      7,000  May Department Stores Co                                             295,624        318,500
      6,000  Medtronic Inc                                                        316,741        373,500
     11,000  Walgreen Co                                                          327,267        460,619
                                                                             ------------  --------------
                                                                             $ 16,288,493  $  14,357,319

             SEMICONDUCTORS - 4.00%
     46,800  Intel Corp                                                      $  2,474,427  $   6,511,050
     87,000  Micron Technology Inc                                              3,411,895      3,523,500
     50,000  Motorola Inc                                                       3,109,932      3,018,750
                                                                             ------------  --------------
                                                                             $  8,996,254  $  13,053,300

------------------------
48

                                                            GROWTH & INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 9.51%
    182,700  Alltel Corp                                                     $  4,668,120  $   5,937,750
      5,000  AT & T Corp                                                          174,782        173,750
    490,500  Ericson Telefonaktiebolaget L M Class B ADR                       10,341,438     16,585,031
    170,000  NEXTEL Communications Class A+                                     3,056,134      2,273,750
      5,500  SBC Communication Inc                                                232,000        289,438
    170,000  U.S. West Inc                                                      5,087,740      5,780,000
                                                                             ------------  --------------
                                                                             $ 23,560,214  $  31,039,719

             UTILITIES - 0.13%
     11,000  NIPSCO Industries Inc                                           $    333,508  $     431,750
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $260,113,407  $ 314,447,471

                                                           ---------------------

GROWTH & INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 0.55%
             CONVERTIBLE CORPORATE BONDS - 0.55%
$ 1,790,000  U.S. Filter Corp                                      4.50%        12/15/01   $   1,787,763
             (Cost $1,790,000)

             SHORT-TERM INSTRUMENTS - 3.37%
             REPURCHASE AGREEMENTS - 3.37%
$ 3,206,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.50%        04/01/97   $   3,206,000
  7,792,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          6.30         04/01/97       7,792,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  10,998,000
             (Cost $10,998,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $272,901,407)* (Notes 1 and 3)                    100.32%               $  327,233,234
              Other Assets and Liabilities, Net                        (0.32)                   (1,036,454)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  326,196,780
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 63,840,533
Gross Unrealized Depreciation     (9,508,706)
                                ------------
NET UNREALIZED APPRECIATION     $ 54,331,827
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
50

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                              AGGRESSIVE
                                                  GROWTH        BALANCED
                                                    FUND            FUND
------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $43,746,480(3)  $87,967,370
  Cash                                                 0           1,432
Receivables:
  Dividends and Interest                               0         518,912
  Fund shares sold                               114,332               0
  Investment securities sold                           0          26,479
Due from administrator                                 0               0
Organization expenses, net of
  amortization                                    69,645               0
Prepaid expenses                                     601          29,123
TOTAL ASSETS                                  43,931,058      88,543,316
LIABILITIES
Payables:
  Investment securities purchased                      0          21,158
  Distribution to shareholders                         0         751,418
  Fund shares redeemed                             2,816          51,838
  Due to sponsor and distributor (Note
    2)                                           127,295          34,540
  Due to WFB (Note 2)                             26,850         260,304
  Other                                          142,821          38,640
TOTAL LIABILITIES                                299,782       1,157,898
TOTAL NET ASSETS                             $43,631,276     $87,385,418
NET ASSETS CONSIST OF:
  Paid-in capital                            $52,736,520     $70,769,648
  Undistributed net investment income
    (loss)                                      (223,309)        168,768
  Undistributed net realized gain (loss)
    on investments                            (5,331,807)      4,613,416
  Net unrealized appreciation
    (depreciation) of investments             (3,550,128)     11,833,586
TOTAL NET ASSETS                             $43,631,276     $87,385,418
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A (1)                     $29,122,360     $31,632,136
Shares outstanding - Class A (1)               1,852,955       2,633,218
Net asset value per share - Class A (1)      $     15.72     $     12.01
Maximum offering price per share - Class
  A (1)                                      $     16.59(2)  $     12.68(2)
Net assets - Class B                         $14,508,916     $   297,078
Shares outstanding - Class B                     753,356          27,524
Net asset value and offering price per
  share - Class B                            $     19.26     $     10.79
Net assets - Institutional Class                     N/A     $55,456,204
Shares outstanding - Institutional Class             N/A       4,622,245
Net asset value and offering price per
  share - Institutional Class                        N/A     $     12.00
INVESTMENT AT COST (NOTE 3)                          N/A     $76,133,784
------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

------------------------
52

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                                CORPORATE      DIVERSIFIED           EQUITY       GROWTH AND
                                                    STOCK           INCOME            VALUE           INCOME       SMALL CAP
                                                     FUND             FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $407,003,184(3)  $188,125,462     $217,553,473     $327,233,234     $34,149,838(3)
  Cash                                                  0            1,236            1,242            1,243               0
Receivables:
  Dividends and Interest                        1,500,089          511,083          221,538          584,629          18,938
  Fund shares sold                                  9,500          401,106          162,684          237,962          35,767
  Investment securities sold                            0          692,177                0                0               0
Due from administrator                                  0                0                0                0          38,379
Organization expenses, net of
  amortization                                          0           17,169                0            8,296          39,654
Prepaid expenses                                   11,563            2,007           32,996                0          16,614
TOTAL ASSETS                                  408,524,336      189,750,240      217,971,933      328,065,364      34,299,190
LIABILITIES
Payables:
  Investment securities purchased                       0          918,624           93,984                0               0
  Distribution to shareholders                    913,292          763,249          630,800          351,554               0
  Fund shares redeemed                                  0          176,765           19,717           30,096               0
  Due to sponsor and distributor (Note
    2)                                            209,026          133,271           69,728          176,586          50,032
  Due to WFB (Note 2)                             529,360          532,992          613,503        1,192,047               0
  Other                                           134,042           91,989           43,639          118,301          37,448
TOTAL LIABILITIES                               1,785,720        2,616,890        1,471,371        1,868,584          87,480
TOTAL NET ASSETS                             $406,738,616     $187,133,350     $216,500,562     $326,196,780     $34,211,710
NET ASSETS CONSIST OF:
  Paid-in capital                            $200,975,144     $167,764,213     $143,398,773     $262,984,188     $38,945,360
  Undistributed net investment income
    (loss)                                              0                0          137,418           (1,392)          3,886
  Undistributed net realized gain (loss)
    on investments                              3,624,202        3,588,462       13,283,453        8,882,157      (1,395,606)
  Net unrealized appreciation
    (depreciation) of investments             202,139,270       15,780,675       59,680,918       54,331,827      (3,341,930)
TOTAL NET ASSETS                             $406,738,616     $187,133,350     $216,500,562     $326,196,780     $34,211,710
COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A (1)                     $406,738,616     $154,501,752     $ 20,798,101     $283,467,600     $ 3,106,767
Shares outstanding - Class A (1)                8,200,240       10,641,455        1,441,712       14,763,678         163,685
Net asset value per share - Class A (1)      $      49.60     $      14.52     $      14.43     $      19.20     $     18.98
Maximum offering price per share - Class
  A (1)                                      $      49.60     $      15.32(2)  $      15.23(2)  $      20.26(2)  $     20.03(2)
Net assets - Class B                                  N/A     $ 32,631,598     $  2,541,657     $ 23,009,754     $ 1,904,921
Shares outstanding - Class B                          N/A        2,399,405          215,124        1,686,380         100,620
Net asset value and offering price per
  share - Class B                                     N/A     $      13.60     $      11.81     $      13.64     $     18.93
Net assets - Institutional Class                      N/A              N/A     $193,160,804     $ 19,719,426     $29,200,022
Shares outstanding - Institutional Class              N/A              N/A       13,387,315          875,571       1,535,669
Net asset value and offering price per
  share - Institutional Class                         N/A              N/A     $      14.43     $      22.52     $     19.01
INVESTMENT AT COST (NOTE 3)                           N/A     $172,344,787     $157,872,555     $272,901,407             N/A
----------------------------------------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3)  INVESTMENT IN MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                         AGGRESSIVE GROWTH FUND
                                             ----------------------------------
                                             FOR THE SIX
                                                  MONTHS     FROM MARCH 5, 1996
                                                   ENDED       (COMMENCEMENT OF
                                               MARCH 31,         OPERATIONS) TO
                                                    1997         SEPT. 30, 1996
-------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                                  $    22,986     $           14,025
  Interest                                        45,720                 44,025
  Expenses allocated from Master
    Portfolio                                   (137,104)               (72,743)
TOTAL INVESTMENT INCOME (LOSS)                   (68,398)               (14,693)
EXPENSES (NOTE 2)
  Advisory fees                                        0                      0
  Administration fees                              9,270                  3,829
  Custody fees                                         0                      0
  Shareholder servicing fees                      58,516                 31,915
  Portfolio accounting fees                            0                      0
  Transfer agency fees                            10,482                      0
  Distribution fees                               75,158                 40,854
  Amortization of organization expenses            7,814                      0
  Legal and audit fees                            16,929                 19,508
  Registration fees                               19,916                 22,951
  Directors' fees                                  2,490                  2,869
  Shareholder reports                             37,344                 43,033
  Other                                              619                    521
TOTAL EXPENSES                                   238,538                165,480
Less:
  Waived fees and reimbursed expenses            (27,618)               (48,942)
Net Expenses                                     210,920                116,538
NET INVESTMENT INCOME (LOSS)                    (279,318)              (131,231)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               (2,330,009)(1)         (3,001,798)(1)
  Net change in unrealized appreciation
    (depreciation) of investments             (7,301,392)(1)          3,751,264(1)
NET GAIN (LOSS) ON INVESTMENTS                (9,631,401)               749,466
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $(9,910,719)    $          618,235
-------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

---------------------
54

                                                        STATEMENTS OF OPERATIONS

                                                                                  CORPORATE STOCK FUND
                                                           BALANCED FUND  ----------------------------
                                          ------------------------------                  FOR THE NINE
                                             FOR THE SIX         FOR THE     FOR THE SIX  MONTHS ENDED
                                            MONTHS ENDED      YEAR ENDED    MONTHS ENDED     SEPT. 30,
                                          MARCH 31, 1997  SEPT. 30, 1996  MARCH 31, 1997          1996
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                               $      572,621  $    1,695,289  $    3,948,941  $  5,960,380
  Interest                                     1,493,191       3,615,714          68,577        94,378
  Expenses allocated from Master
    Portfolio                                        N/A             N/A        (943,703)     (738,290)
TOTAL INVESTMENT INCOME (LOSS)                 2,065,812       5,311,003       3,073,815     5,316,468
EXPENSES (NOTE 2)
  Advisory fees                                  291,534         754,931               0       538,107
  Administration fees                             25,743         182,083          80,775        79,533
  Custody fees                                     8,115          25,343               0             0
  Shareholder servicing fees                     121,506          88,471         606,930       793,396
  Portfolio accounting fees                       40,088          38,371               0             0
  Transfer agency fees                            36,991         131,243         248,521       339,133
  Distribution fees                               16,862          82,632         101,155       132,039
  Amortization of organization expenses                0           4,329               0             0
  Legal and audit fees                            16,800          27,484          27,596        27,525
  Registration fees                               10,823          19,213          37,342        47,031
  Directors' fees                                  2,300           6,640           2,489         3,743
  Shareholder reports                             16,647          63,759          89,580       149,729
  Other                                            8,738          99,377          18,661         8,573
TOTAL EXPENSES                                   596,147       1,523,876       1,213,049     2,118,809
Less:
  Waived fees and reimbursed expenses           (115,650)       (209,580)       (194,840)     (185,544)
Net Expenses                                     480,497       1,314,296       1,018,209     1,933,265
NET INVESTMENT INCOME (LOSS)                   1,585,315       3,996,707       2,055,606     3,383,203

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                5,673,146      11,895,904       4,668,147(1)    7,781,779(1)
  Net change in unrealized appreciation
    (depreciation) of investments                957,295       3,445,959      32,614,123(1)   30,469,349(1)
NET GAIN (LOSS) ON INVESTMENTS                 6,630,441      15,341,863      37,282,270    38,251,128
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $    8,215,756  $   19,338,570  $   39,337,876  $ 41,634,331
------------------------------------------------------------------------------------------------------

                                               DIVERSIFIED INCOME FUND
                                          ----------------------------

                                             FOR THE SIX  MONTHS ENDED
                                            MONTHS ENDED     SEPT. 30,
                                          MARCH 31, 1997          1996
------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                               $    2,410,296  $  2,795,209
  Interest                                       262,035       274,618
  Expenses allocated from Master
    Portfolio                                        N/A           N/A
TOTAL INVESTMENT INCOME (LOSS)                 2,672,331     3,069,827
EXPENSES (NOTE 2)
  Advisory fees                                  443,468       415,025
  Administration fees                             36,085        24,902
  Custody fees                                    17,350        17,679
  Shareholder servicing fees                     266,081       249,015
  Portfolio accounting fees                       48,577        63,818
  Transfer agency fees                            85,896        93,582
  Distribution fees                              128,287        87,741
  Amortization of organization expenses            7,229        10,843
  Legal and audit fees                            17,077        26,620
  Registration fees                               22,244        33,691
  Directors' fees                                  2,489         3,743
  Shareholder reports                             37,330        56,149
  Other                                           17,942        27,436
TOTAL EXPENSES                                 1,130,055     1,110,244
Less:
  Waived fees and reimbursed expenses            (68,985)     (148,222)
Net Expenses                                   1,061,070       962,022
NET INVESTMENT INCOME (LOSS)                   1,611,261     2,107,805
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                3,721,967     7,772,450
  Net change in unrealized appreciation
    (depreciation) of investments              2,318,759     2,900,227
NET GAIN (LOSS) ON INVESTMENTS                 6,040,726    10,672,677
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $    7,651,987  $ 12,780,482
--------------------------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                                             EQUITY VALUE FUND
                                             ---------------------------------
                                                FOR THE SIX            FOR THE
                                               MONTHS ENDED         YEAR ENDED
                                             MARCH 31, 1997     SEPT. 30, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                                  $    2,261,031     $    5,487,475
  Interest                                          185,093            555,570
  Expenses allocated from Master
    Portfolio                                           N/A                N/A
TOTAL INVESTMENT INCOME (LOSS)                    2,446,124          6,043,045
EXPENSES (NOTE 2)
  Advisory fees                                     557,096          1,378,145
  Administration fees                                59,479            334,341
  Custody fees                                       18,607             48,252
  Shareholder servicing fees                        278,548             67,531
  Portfolio accounting fees                          52,974             38,482
  Transfer agency fees                               77,309             90,763
  Distribution fees                                  12,053             58,241
  Amortization of organization expenses                   0                  0
  Legal and audit fees                               16,801             38,837
  Registration fees                                  22,134             24,182
  Directors' fees                                     2,300              6,638
  Shareholder reports                                12,401             38,489
  Other                                              10,498             78,096
TOTAL EXPENSES                                    1,120,200          2,201,997
Less:
  Waived fees and reimbursed expenses               (54,206)          (102,285)
Net Expenses                                      1,065,994          2,099,712
NET INVESTMENT INCOME (LOSS)                      1,380,130          3,943,333

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                  15,163,623         27,944,178
  Net change in unrealized appreciation
    (depreciation) of investments                15,837,356         17,614,459
NET GAIN (LOSS) ON INVESTMENTS                   31,000,979         45,558,637
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $   32,381,109     $   49,501,970
------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

---------------------
56

                                                        STATEMENTS OF OPERATIONS

                                                                                              SMALL CAP FUND
                                                GROWTH AND INCOME FUND  ------------------------------------
                                          ----------------------------                        FROM SEPT. 16,
                                                          FOR THE NINE                                  1996
                                             FOR THE SIX  MONTHS ENDED     FOR THE SIX      (COMMENCEMENT OF
                                            MONTHS ENDED     SEPT. 30,    MONTHS ENDED        OPERATIONS) TO
                                          MARCH 31, 1997          1996  MARCH 31, 1997        SEPT. 30, 1996
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 5)
  Dividends                               $    2,444,201  $  2,354,260  $       28,313      $            374
  Interest                                       423,928       571,670         107,875                 4,319
  Expenses allocated from Master
    Portfolio                                        N/A           N/A        (110,341)               (9,948)
TOTAL INVESTMENT INCOME (LOSS)                 2,868,129     2,925,930          25,847                (5,255)
EXPENSES (NOTE 2)
  Advisory fees                                  782,529       799,899               0                     0
  Administration fees                             64,992        51,193           8,027                   492
  Custody fees                                    31,291        33,248               0                     0
  Shareholder servicing fees                     478,131       457,088          37,310                 2,460
  Portfolio accounting fees                       62,871        76,649               0                     0
  Transfer agency fees                           175,860       217,737          10,523                   689
  Distribution fees                              134,535       116,855           4,168                     2
  Amortization of organization expenses            1,327         1,960           5,377                   348
  Legal and audit fees                            13,100        19,966          26,893                 2,664
  Registration fees                               26,146        36,888          17,455                 1,230
  Directors' fees                                  2,490         3,630           2,490                   205
  Shareholder reports                             74,683       108,869          10,958                   820
  Other                                           28,983       110,106           5,024                   286
TOTAL EXPENSES                                 1,876,938     2,034,088         128,225                 9,196
Less:
  Waived fees and reimbursed expenses             (2,415)      (15,737)       (118,900)               (1,815)
Net Expenses                                   1,874,523     2,018,351           9,325                 7,381
NET INVESTMENT INCOME (LOSS)                     993,606       907,579          16,522               (12,636)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                               10,102,690    14,694,253      (1,454,225)(1)            58,619(1)
  Net change in unrealized appreciation
    (depreciation) of investments             11,068,414    10,252,699      (3,802,835)(1)           460,905(1)
NET GAIN (LOSS) ON INVESTMENTS                21,171,104    24,946,952      (5,257,060)              519,524
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $   22,164,710  $ 25,854,531  $   (5,240,538)     $        506,888
------------------------------------------------------------------------------------------------------------

(1)  ALLOCATED FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      AGGRESSIVE GROWTH FUND
                                          ----------------------------------
                                                          FROM MARCH 5, 1996
                                             FOR THE SIX    (COMMENCEMENT OF
                                            MONTHS ENDED      OPERATIONS) TO
                                          MARCH 31, 1997      SEPT. 30, 1996
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)            $     (279,318) $         (131,231)
  Net realized gain (loss) on sale of
    investments                               (2,330,009)         (3,001,798)
  Net change in unrealized appreciation
    (depreciation) of investments             (7,301,392)          3,751,264
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     (9,910,719)            618,235
NET EQUALIZATION CREDITS (DEBITS)                      0                   0
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                            0                   0
    CLASS B                                            0                   0
    INSTITUTIONAL CLASS                              N/A                 N/A
  In excess of net investment income
    CLASS A                                            0                   0
    CLASS B                                            0                   0
    INSTITUTIONAL CLASS                              N/A                 N/A
  From net realized gain on sale of
    investments
    CLASS A                                            0                   0
    CLASS B                                            0                   0
    INSTITUTIONAL CLASS                              N/A                 N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0                   0
    CLASS B                                            0                   0
    INSTITUTIONAL CLASS                              N/A                 N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A         15,714,662          30,688,418
  Reinvestment of dividends - Class A                  0                   0
  Cost of shares redeemed - Class A           (6,971,041)         (4,299,728)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         8,743,621          26,388,690
  Proceeds from shares sold - Class B          6,379,072          15,306,682
  Reinvestment of dividends - Class B                  0                   0
  Cost of shares redeemed - Class B           (3,026,344)           (867,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         3,352,728          14,438,721
  Proceeds from shares sold -
    Institutional Class                              N/A                 N/A
  Reinvestment of dividends -
    Institutional Class                              N/A                 N/A
  Cost of shares redeemed -
    Institutional Class                              N/A                 N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A                 N/A
INCREASE (DECREASE) IN NET ASSETS              2,185,630          41,445,646

NET ASSETS:
  Beginning net assets                        41,445,646                   0
  ENDING NET ASSETS                       $   43,631,276  $       41,445,646
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
58

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                       BALANCED FUND
                                          ------------------------------------------
                                                               FOR THE       FOR THE
                                             FOR THE SIX    YEAR ENDED    YEAR ENDED
                                            MONTHS ENDED     SEPT. 30,     SEPT. 30,
                                          MARCH 31, 1997          1996          1995
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)            $    1,585,315  $  3,996,707  $  3,914,845
  Net realized gain (loss) on sale of
    investments                                5,673,146    11,895,904        38,123
  Net change in unrealized appreciation
    (depreciation) of investments                957,295     3,445,959     5,217,447
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      8,215,756    19,338,570     9,170,415
NET EQUALIZATION CREDITS (DEBITS)                      0             0      (110,805)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (524,249)   (1,030,389)   (3,890,856)
    CLASS B                                         (785)            0             0
    INSTITUTIONAL CLASS                       (1,028,637)   (2,871,649)            0
  In excess of net investment income
    CLASS A                                            0             0             0
    CLASS B                                            0             0             0
    INSTITUTIONAL CLASS                                0       (23,043)            0
  From net realized gain on sale of
    investments
    CLASS A                                     (505,037)   (3,380,108)   (4,373,450)
    CLASS B                                         (331)            0             0
    INSTITUTIONAL CLASS                       (1,013,783)   (8,265,228)            0
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0             0             0
    CLASS B                                            0             0             0
    INSTITUTIONAL CLASS                                0             0             0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          1,158,984    15,479,177    12,865,491
  Reinvestment of dividends - Class A            812,743     4,242,084     7,817,760
  Cost of shares redeemed - Class A           (4,580,742)  (76,589,659)  (40,734,756)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        (2,609,015)  (56,868,398)  (20,051,505)
  Proceeds from shares sold - Class B            304,255         1,549             0
  Reinvestment of dividends - Class B                452             0             0
  Cost of shares redeemed - Class B               (1,579)            0             0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                           303,128         1,549             0
  Proceeds from shares sold -
    Institutional Class                        3,125,636   115,568,034             0
  Reinvestment of dividends -
    Institutional Class                        1,651,464    10,566,690             0
  Cost of shares redeemed -
    Institutional Class                      (25,197,171)  (57,101,263)            0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS           (20,420,071)   69,033,461             0
INCREASE (DECREASE) IN NET ASSETS            (17,583,024)   15,934,765   (19,256,201)

NET ASSETS:
  Beginning net assets                       104,968,442    89,033,677   108,289,878
  ENDING NET ASSETS                       $   87,385,418  $104,968,442  $ 89,033,677
------------------------------------------------------------------------------------

                                                                CORPORATE STOCK FUND
                                          ------------------------------------------
                                                          FOR THE NINE       FOR THE
                                             FOR THE SIX  MONTHS ENDED    YEAR ENDED
                                            MONTHS ENDED     SEPT. 30,      DEC. 31,
                                          MARCH 31, 1997          1996          1995
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $    2,055,606  $  3,383,203  $  4,577,228
  Net realized gain (loss) on sale of
    investments                                4,668,147     7,781,779     6,005,161
  Net change in unrealized appreciation
    (depreciation) of investments             32,614,123    30,469,349    76,552,587
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     39,337,876    41,634,331    87,134,976
NET EQUALIZATION CREDITS (DEBITS)                      0             0             0
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                   (2,055,606)   (3,383,203)   (4,577,228)
    CLASS B                                          N/A           N/A           N/A
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  In excess of net investment income
    CLASS A                                            0             0             0
    CLASS B                                          N/A           N/A           N/A
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  From net realized gain on sale of
    investments
    CLASS A                                   (9,940,251)            0    (4,890,634)
    CLASS B                                          N/A           N/A           N/A
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0             0             0
    CLASS B                                          N/A           N/A           N/A
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A         29,911,449    50,105,623    42,931,593
  Reinvestment of dividends - Class A         12,250,397     3,297,986    17,597,071
  Cost of shares redeemed - Class A          (33,204,510)  (48,423,346)  (47,253,329)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                         8,957,336     4,980,263    13,275,335
  Proceeds from shares sold - Class B                N/A           N/A           N/A
  Reinvestment of dividends - Class B                N/A           N/A           N/A
  Cost of shares redeemed - Class B                  N/A           N/A           N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                               N/A           N/A           N/A
  Proceeds from shares sold -
    Institutional Class                              N/A           N/A           N/A
  Reinvestment of dividends -
    Institutional Class                              N/A           N/A           N/A
  Cost of shares redeemed -
    Institutional Class                              N/A           N/A           N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A           N/A           N/A
INCREASE (DECREASE) IN NET ASSETS             36,299,355    43,231,391    90,942,449
NET ASSETS:
  Beginning net assets                       370,439,261   327,207,870   236,265,421
  ENDING NET ASSETS                       $  406,738,616  $370,439,261  $327,207,870
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             DIVERSIFIED INCOME FUND
                                          ------------------------------------------
                                                          FOR THE NINE       FOR THE
                                             FOR THE SIX  MONTHS ENDED    YEAR ENDED
                                            MONTHS ENDED     SEPT. 30,      DEC. 31,
                                          MARCH 31, 1997          1996          1995
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)            $    1,611,261  $  2,107,805  $  1,871,560
  Net realized gain (loss) on sale of
    investments                                3,721,967     7,772,450     3,545,900
  Net change in unrealized appreciation
    (depreciation) of investments              2,318,759     2,900,227    10,976,829
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      7,651,987    12,780,482    16,394,289
NET EQUALIZATION CREDITS (DEBITS)                      0             0             0
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                   (1,444,267)   (1,963,354)   (1,819,692)
    CLASS B                                     (166,994)     (144,451)      (51,868)
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  In excess of net investment income
    CLASS A                                            0             0             0
    CLASS B                                            0             0             0
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  From net realized gain on sale of
    investments
    CLASS A                                   (8,166,226)            0    (1,621,942)
    CLASS B                                   (1,285,280)            0      (104,647)
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0             0             0
    CLASS B                                            0             0             0
    INSTITUTIONAL CLASS                              N/A           N/A           N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A         35,798,695    67,375,546    36,625,693
  Reinvestment of dividends - Class A          9,310,171     1,611,353     3,084,339
  Cost of shares redeemed - Class A          (22,697,752)  (24,014,045)  (17,324,191)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        22,411,114    44,972,854    22,385,841
  Proceeds from shares sold - Class B         17,492,675    11,955,056     5,158,139
  Reinvestment of dividends - Class B          1,383,252        90,711       122,225
  Cost of shares redeemed - Class B           (2,435,546)   (1,314,702)     (324,353)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                        16,440,381    10,731,065     4,956,011
  Proceeds from shares sold -
    Institutional Class                              N/A           N/A           N/A
  Reinvestment of dividends -
    Institutional Class                              N/A           N/A           N/A
  Cost of shares redeemed -
    Institutional Class                              N/A           N/A           N/A
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                   N/A           N/A           N/A
INCREASE (DECREASE) IN NET ASSETS             35,440,715    66,376,596    40,137,992

NET ASSETS:
  Beginning net assets                       151,692,635    85,316,039    45,178,047
  ENDING NET ASSETS                       $  187,133,350  $151,692,635  $ 85,316,039
------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

---------------------
60

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                    EQUITY VALUE FUND
                                          -------------------------------------------
                                                               FOR THE        FOR THE
                                             FOR THE SIX    YEAR ENDED     YEAR ENDED
                                            MONTHS ENDED     SEPT. 30,      SEPT. 30,
                                          MARCH 31, 1997          1996           1995
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)            $    1,380,130  $  3,943,333  $   3,267,649
  Net realized gain (loss) on sale of
    investments                               15,163,623    27,944,178      8,515,659
  Net change in unrealized appreciation
    (depreciation) of investments             15,837,356    17,614,459     13,330,878
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     32,381,109    49,501,970     25,114,186
NET EQUALIZATION CREDITS (DEBITS)                      0             0        (68,961)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (111,000)     (271,396)             0
    CLASS B                                       (1,028)            0              0
    INSTITUTIONAL CLASS                       (1,113,606)   (3,536,140)    (3,267,649)
  In excess of net investment income
    CLASS A                                            0             0              0
    CLASS B                                            0             0              0
    INSTITUTIONAL CLASS                                0      (152,875)      (118,088)
  From net realized gain on sale of
    investments
    CLASS A                                     (165,769)   (3,065,374)             0
    CLASS B                                         (864)            0              0
    INSTITUTIONAL CLASS                       (1,716,939)  (33,389,091)    (8,515,659)
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0             0              0
    CLASS B                                            0             0              0
    INSTITUTIONAL CLASS                                0             0     (1,098,738)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          3,128,244    65,541,864              0
  Reinvestment of dividends - Class A            222,206     3,103,800              0
  Cost of shares redeemed - Class A           (3,807,382) (184,207,991)             0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                          (456,932) (115,562,327)             0
  Proceeds from shares sold - Class B          2,636,307            26              0
  Reinvestment of dividends - Class B                973             0              0
  Cost of shares redeemed - Class B              (10,349)            0              0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         2,626,931            26              0
  Proceeds from shares sold -
    Institutional Class                       13,701,832   190,586,130     98,056,766
  Reinvestment of dividends -
    Institutional Class                        1,877,441    32,111,369     10,889,321
  Cost of shares redeemed -
    Institutional Class                      (55,593,181)  (61,556,058)  (119,436,631)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS           (40,013,908)  161,141,441    (10,490,544)
INCREASE (DECREASE) IN NET ASSETS             (8,572,006)   54,666,234      1,554,547

NET ASSETS:
  Beginning net assets                       225,072,568   170,406,334    168,851,787
  ENDING NET ASSETS                       $  216,500,562  $225,072,568  $ 170,406,334
-------------------------------------------------------------------------------------

                                                                   GROWTH AND INCOME FUND
                                          -----------------------------------------------
                                                                                  FOR THE
                                             FOR THE SIX       FOR THE NINE    YEAR ENDED
                                            MONTHS ENDED       MONTHS ENDED      DEC. 31,
                                          MARCH 31, 1997  SEPT. 30, 1996(1)          1995
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)            $      993,606  $         907,579  $  1,835,782
  Net realized gain (loss) on sale of
    investments                               10,102,690         14,694,253     9,354,459
  Net change in unrealized appreciation
    (depreciation) of investments             11,068,414         10,252,699    25,841,652
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     22,164,710         25,854,531    37,031,893
NET EQUALIZATION CREDITS (DEBITS)                      0                  0             0
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (921,552)          (902,578)   (1,827,656)
    CLASS B                                            0                  0        (8,126)
    INSTITUTIONAL CLASS                          (77,222)           (11,005)            0
  In excess of net investment income
    CLASS A                                            0                  0             0
    CLASS B                                            0                  0             0
    INSTITUTIONAL CLASS                                0                  0             0
  From net realized gain on sale of
    investments
    CLASS A                                     (769,667)       (14,220,794)   (6,952,008)
    CLASS B                                      (47,154)          (490,320)     (179,310)
    INSTITUTIONAL CLASS                          (54,088)                 0             0
  In excess of net realized gain on sale
    of investments
    CLASS A                                            0         (2,238,898)            0
    CLASS B                                            0           (358,700)            0
    INSTITUTIONAL CLASS                                0                  0             0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A         44,283,158         92,986,116    61,077,854
  Reinvestment of dividends - Class A          1,571,703         17,197,210    11,706,310
  Cost of shares redeemed - Class A          (35,197,194)       (40,873,885)  (35,699,783)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                        10,657,667         69,309,441    37,084,381
  Proceeds from shares sold - Class B         11,003,396          8,483,020     4,557,982
  Reinvestment of dividends - Class B             47,228            848,356       184,612
  Cost of shares redeemed - Class B           (1,557,385)        (1,258,949)     (246,518)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                         9,493,239          8,072,427     4,496,076
  Proceeds from shares sold -
    Institutional Class                        4,135,758         17,995,025             0
  Reinvestment of dividends -
    Institutional Class                           66,661                  0             0
  Cost of shares redeemed -
    Institutional Class                       (4,289,351)          (341,372)            0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS               (86,932)        17,653,653             0
INCREASE (DECREASE) IN NET ASSETS             40,359,001        102,667,757    69,645,250
NET ASSETS:
  Beginning net assets                       285,837,779        183,170,022   113,524,772
  ENDING NET ASSETS                       $  326,196,780  $     285,837,779  $183,170,022
-------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $628,555 FOR CLASS A AND $17,334,017 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SMALL CAP FUND
                                             -----------------------------------
                                                                  FROM SEPT. 16,
                                                                            1996
                                                FOR THE SIX     (COMMENCEMENT OF
                                               MONTHS ENDED       OPERATIONS) TO
                                             MARCH 31, 1997       SEPT. 30, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $       16,522     $        (12,636)
  Net realized gain (loss) on sale of
    investments                                  (1,454,225)              58,619
  Net change in unrealized appreciation
    (depreciation) of investments                (3,802,835)             460,905
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        (5,240,538)             506,888
NET EQUALIZATION CREDITS (DEBITS)                         0                    0
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                               0                    0
    CLASS B                                               0                    0
    INSTITUTIONAL CLASS                                   0                    0
  In excess of net investment income
    CLASS A                                               0                    0
    CLASS B                                               0                    0
    INSTITUTIONAL CLASS                                   0                    0
  From net realized gain on sale of
    investments
    CLASS A                                               0                    0
    CLASS B                                               0                    0
    INSTITUTIONAL CLASS                                   0                    0
  In excess of net realized gain on sale
    of investments
    CLASS A                                               0                    0
    CLASS B                                               0                    0
    INSTITUTIONAL CLASS                                   0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A             3,967,857               94,136
  Reinvestment of dividends - Class A                     0                    0
  Cost of shares redeemed - Class A                (556,553)                   0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                            3,411,304               94,136
  Proceeds from shares sold - Class B             2,296,961                   25
  Reinvestment of dividends - Class B                     0                    0
  Cost of shares redeemed - Class B                (163,976)                   0
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS B                            2,132,985                   25
  Proceeds from shares sold -
    Institutional Class                          12,246,405           24,103,344
  Reinvestment of dividends -
    Institutional Class                                   0                    0
  Cost of shares redeemed -
    Institutional Class                          (2,987,916)             (54,923)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - INSTITUTIONAL CLASS                9,258,489           24,048,421
INCREASE (DECREASE) IN NET ASSETS                 9,562,240           24,649,470

NET ASSETS:
  Beginning net assets                           24,649,470                    0
  ENDING NET ASSETS                          $   34,211,710     $     24,649,470
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
62

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              AGGRESSIVE GROWTH FUND (2)
                                  ------------------------------------------------------
                                                   CLASS A                       CLASS B
                                  ------------------------      ------------------------
                                        SIX                           SIX
                                     MONTHS         PERIOD         MONTHS         PERIOD
                                      ENDED          ENDED          ENDED          ENDED
                                  MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,
                                       1997           1996           1997           1996
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $19.40         $17.75         $23.86         $21.90
                                  ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)        (0.07)         (0.05)         (0.15)         (0.10)
  Net realized and unrealized
    gain (loss) on investments        (3.61)          1.70          (4.45)          2.06
                                  ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS      (3.68)          1.65          (4.60)          1.96
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                             0.00           0.00           0.00           0.00
  Distributions from net
    realized gain                      0.00           0.00           0.00           0.00
                                  ---------      ---------      ---------      ---------
TOTAL FROM DISTRIBUTIONS               0.00           0.00           0.00           0.00
                                  ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD       $15.72         $19.40         $19.26         $23.86
                                  ---------      ---------      ---------      ---------
                                  ---------      ---------      ---------      ---------
TOTAL RETURN (NOT ANNUALIZED)        (18.97)%        9.85%         (19.28)%        9.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                          $29,122        $26,902        $14,509        $14,544
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average
    net assets                         1.26%(3)       1.23%(3)       1.94%(3)       1.91%(3)
  Ratio of net investment income
    (loss) to average net assets      (0.97)%(3)     (0.79)%(3)     (1.65)%(3)     (1.45)%(3)
Portfolio turnover                      N/A            N/A            N/A            N/A
Average commission rate paid (1)        N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees
  and reimbursed expenses              1.38%(3)       1.60%(3)       2.04%(3)       2.29%(3)
Ratio of net investment income
  (loss) to average net assets
  prior to waived fees and
  reimbursed expenses                 (1.09)%(3)     (1.16)%(3)     (1.75)%(3)     (1.83)%(3)
----------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MARCH 5, 1996.
(3)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
The accompanying notes are an integral part of these financial statements.

---------------------
64

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                             BALANCED FUND (4)
                              ----------------------------------------------------------------
                                                                                       CLASS A
                              ----------------------------------------------------------------
                                    SIX
                                 MONTHS       YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                              MARCH 31,  SEPT. 30,  SEPT. 30,  SEPT. 30,  SEPT. 30,  SEPT. 30,
                                   1997       1996       1995       1994       1993       1992
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $11.46     $11.84     $11.67     $12.71     $11.18     $10.80
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.19       0.36       0.46*      0.43*      0.44*      0.42*
  Net realized and
    unrealized gain (loss)
    on investments                 0.74       0.89       0.68*     (0.13)*      1.72*      0.53*
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.93       1.25       1.14       0.30       2.16       0.95
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.19)     (0.35)     (0.47)     (0.46)     (0.43)     (0.43)
  Distributions from net
    realized gain                 (0.19)     (1.28)     (0.50)     (0.88)     (0.20)     (0.14)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.38)     (1.63)     (0.97)     (1.34)     (0.63)     (0.57)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $12.01     $11.46     $11.84     $11.67     $12.71     $11.18
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     8.15%     10.51%     10.62%      2.30%     19.83%      9.03%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $31,632    $32,640    $89,034   $108,290   $104,434    $65,226
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            1.05%      1.31%      1.03%      1.09%      1.01%      1.02%
  Ratio of net investment
    income (loss) to average
    net assets                    3.20%      2.98%      4.05%      3.55%      3.62%      3.76%
Portfolio turnover                  43%       131%        90%        35%        60%        49%
Average commission rate paid
  (1)                           $0.0802    $0.0603        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.30%      1.48%      1.05%      1.11%      1.06%      1.10%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        2.95%      2.81%      4.03%      3.53%      3.57%      3.68%
----------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND COMMENCED OPERATIONS ON MARCH 5, 1996.
(3)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 BALANCED FUND (4) (CONT.)
                                                ------------------------------------------
                                                             CLASS B   INSTITUTIONAL CLASS
                                                --------------------  --------------------
                                                      SIX                   SIX
                                                   MONTHS     PERIOD     MONTHS       YEAR
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                                     1997   1996 (2)       1997   1996 (3)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.24     $10.00     $11.45     $11.84
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.08       0.00       0.21       0.40
  Net realized and unrealized gain (loss) on
    investments                                      0.72       0.24       0.74       0.89
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.80       0.24       0.95       1.29
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.08)      0.00      (0.21)     (0.40)
  Distributions from net realized gain              (0.17)      0.00      (0.19)     (1.28)
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.25)      0.00      (0.40)     (1.68)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $10.79     $10.24     $12.00     $11.45
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                       7.84%      2.40%      8.27%     10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $297         $2    $55,456    $72,327
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           1.70%      0.00%      0.95%      0.94%
  Ratio of net investment income (loss) to
    average net assets                              2.48%      3.09%      3.30%      3.29%
Portfolio turnover                                    43%       131%        43%       131%
Average commission rate paid (1)                  $0.0802    $0.0603    $0.0802    $0.0603
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            7.85%      0.66%      1.18%      1.11%
Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses                               (3.67)%     2.43%     3.07%      3.12%
------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(6)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  PORTFOLIO ACTIVITY REFLECTS ACTIVITY FOR STAND-ALONE PERIOD ONLY. SEE
     NOTE 6.
The accompanying notes are an integral part of these financial statements.

---------------------
66

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                              CORPORATE STOCK FUND
                              ------------------------------------------------------------------------------------
                                    SIX           NINE
                                 MONTHS         MONTHS           YEAR           YEAR           YEAR           YEAR
                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                              MARCH 31,      SEPT. 30,       DEC. 31,       DEC. 31,       DEC. 31,       DEC. 31,
                                   1997       1996 (5)           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $46.24         $41.45         $31.42         $33.00         $31.40         $30.38
                              ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.25           0.42           0.59           0.63           0.59           0.62
  Net realized and
    unrealized gain (loss)
    on investments                 4.61           4.79          10.65          (0.50)          2.19           1.35
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       4.86           5.21          11.24           0.13           2.78           1.97
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.25)         (0.42)         (0.59)         (0.63)         (0.59)         (0.62)
  Distributions from net
    realized gain                 (1.25)          0.00          (0.62)         (1.08)         (0.59)         (0.33)
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM DISTRIBUTIONS          (1.50)         (0.42)         (1.21)         (1.71)         (1.18)         (0.95)
                              ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
  PERIOD                         $49.60         $46.24         $41.45         $31.42         $33.00         $31.40
                              ---------      ---------      ---------      ---------      ---------      ---------
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    10.63%         12.60%         35.99%          0.42%          8.91%          6.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $406,739       $370,439       $327,208       $236,265       $258,327       $230,457
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.97%(6)       1.01%(6)      0.96%          0.97%          0.97%          0.93%
  Ratio of net investment
    income (loss) to average
    net assets                     1.02%(6)       1.28%(6)      1.59%          1.92%          1.81%          2.05%
Portfolio turnover                  N/A              1%(7)         6%             7%             5%             4%
Average commission rate paid
  (1)                               N/A        $0.0248(7)         N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.07%(6)       1.08%(6)      1.00%          1.00%          0.99%          1.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.92%(6)       1.21%(6)      1.55%          1.89%          1.79%          1.98%
------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(3)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
(4) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(5)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(6)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
(7)  PORTFOLIO ACTIVITY REFLECTS ACTIVITY FOR STAND-ALONE PERIOD ONLY. SEE
     NOTE 6.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  DIVERSIFIED INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (2)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.73     $13.34     $10.76
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.14       0.25       0.35
  Net realized and unrealized gain (loss) on investments       0.64       1.39       2.86
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               0.78       1.64       3.21
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.14)     (0.25)     (0.35)
  Distributions from net realized gain                        (0.85)      0.00      (0.28)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.99)     (0.25)     (0.63)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $14.52     $14.73     $13.34
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 5.25%     12.35%     30.17%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $154,502   $134,648    $79,977
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     1.10%      1.10%      1.10%
  Ratio of net investment income (loss) to average net
    assets                                                    1.91%      2.57%      3.02%
Portfolio turnover                                              33%        43%        70%
Average commission rate paid (1)                            $0.0780    $0.0793        N/A
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                1.17%      1.26%      1.31%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses         1.84%      2.41%      2.81%
-----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

---------------------
68

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               DIVERSIFIED INCOME FUND (CONT.)
                              ----------------------------------------------------------------
                                                                                       CLASS B
                                              CLASS A (CONT.)  -------------------------------
                              -------------------------------        SIX       NINE
                                   YEAR       YEAR     PERIOD     MONTHS     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,   DEC. 31,
                                   1994       1993   1992 (3)       1997   1996 (2)   1995 (4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $11.08     $10.29     $10.00     $13.79     $12.49     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.33       0.30       0.02       0.08       0.17       0.20
  Net realized and
    unrealized gain (loss)
    on investments                (0.32)      0.96       0.29       0.60       1.30       2.75
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.01       1.26       0.31       0.68       1.47       2.95
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.33)     (0.30)     (0.02)     (0.08)     (0.17)     (0.20)
  Distributions from net
    realized gain                  0.00      (0.17)      0.00      (0.79)      0.00      (0.26)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.33)     (0.47)     (0.02)     (0.87)     (0.17)     (0.46)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $10.76     $11.08     $10.29     $13.60     $13.79     $12.49
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     0.08%     12.33%      3.10%      4.91%     11.76%     29.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $45,178    $26,704     $1,379    $32,632    $17,045     $5,339
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            1.06%      0.46%      0.00%      1.74%      1.74%      1.73%
  Ratio of net investment
    income (loss) to average
    net assets                    3.16%      3.51%      4.09%      1.29%      2.01%      2.40%
Portfolio turnover                  62%        46%         1%        33%        43%        70%
Average commission rate paid
  (1)                               N/A        N/A        N/A    $0.0780    $0.0793        N/A
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.34%      1.66%      3.49%      1.87%      2.08%      2.57%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        2.88%      2.31%      0.60%      1.16%      1.67%      1.56%
----------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(4)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     EQUITY VALUE FUND (2)
                                                ------------------------------------------
                                                                                   CLASS A
                                                ------------------------------------------
                                                      SIX
                                                   MONTHS       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED
                                                MARCH 31,  SEPT. 30,  SEPT. 30,  SEPT. 30,
                                                     1997       1996       1995       1994
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $12.66     $13.27     $12.36     $13.17
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.08       0.20       0.24*      0.20*
  Net realized and unrealized gain (loss) on
    investments                                      1.89       1.60       1.63*      0.74*
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     1.97       1.80       1.87       0.94
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.08)     (0.19)     (0.25)     (0.21)
  Distributions from net realized gain              (0.12)     (2.22)     (0.71)     (1.54)
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.20)     (2.41)     (0.96)     (1.75)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $14.43     $12.66     $13.27     $12.36
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                      15.63%     14.27%     16.58%      7.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $20,798    $18,453   $170,406   $168,852
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets           1.05%      1.18%      0.96%      0.99%
  Ratio of net investment income (loss) to
    average net assets                              1.14%      1.73%      1.97%      1.60%
Portfolio turnover                                    45%        91%        75%        41%
Average commission rate paid (1)                  $0.0800    $0.0558        N/A        N/A
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses            1.12%      1.22%      0.98%      1.01%
Ratio of net investment income (loss) to
  average net assets prior to waived fees and
  reimbursed expenses                               1.07%      1.69%      1.95%      1.58%
------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
The accompanying notes are an integral part of these financial statements.

---------------------
70

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 EQUITY VALUE FUND (2) (CONT.)
                              ----------------------------------------------------------------
                                                                 CLASS B   INSTITUTIONAL CLASS
                                   CLASS A (CONT.)  --------------------  --------------------
                              --------------------        SIX                   SIX
                                   YEAR       YEAR     MONTHS     PERIOD     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                              SEPT. 30,  SEPT. 30,  MARCH 31,  SEPT. 30,  MARCH 31,  SEPT. 30,
                                   1993       1992       1997   1996 (3)       1997   1996 (4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.73     $10.45     $10.34     $10.00     $12.65     $13.27
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.21*      0.20*      0.01       0.00       0.09       0.22
  Net realized and
    unrealized gain (loss)
    on investments                 2.75*      0.49*      1.57       0.34       1.89       1.61
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       2.96       0.69       1.58       0.34       1.98       1.83
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.23)     (0.22)     (0.01)      0.00      (0.08)     (0.23)
  Distributions from net
    realized gain                 (0.29)     (0.19)     (0.10)      0.00      (0.12)     (2.22)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.52)     (0.41)     (0.11)      0.00      (0.20)     (2.45)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $13.17     $10.73     $11.81     $10.34     $14.43     $12.65
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    28.22%      6.81%     15.31%      3.40%     15.73%     14.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $140,551    $92,915     $2,542         $0   $193,161   $206,620
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            0.98%      1.02%      1.70%      0.00%      0.95%      0.87%
  Ratio of net investment
    income (loss) to average
    net assets                    1.73%      1.86%      0.34%      1.83%      1.25%      1.69%
Portfolio turnover                  82%        78%        45%        91%        45%        91%
Average commission rate paid
  (1)                               N/A        N/A    $0.0800    $0.0558    $0.0800    $0.0558
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        0.99%        N/A      2.19%        N/A      0.99%      0.92%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.72%        N/A      (0.15)%       N/A     1.21%      1.64%
----------------------------------------------------------------------------------------------

  *  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. (FICM). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(4)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1,
     1995.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   GROWTH AND INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                                SIX       NINE
                                                             MONTHS     MONTHS       YEAR
                                                              ENDED      ENDED      ENDED
                                                          MARCH 31,  SEPT. 30,   DEC. 31,
                                                               1997   1996 (2)       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.91     $17.26     $14.10
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.06       0.07       0.19
  Net realized and unrealized gain (loss) on investments       1.34       2.00       3.87
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               1.40       2.07       4.06
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.06)     (0.07)     (0.19)
  Distributions from net realized gain                        (0.05)     (1.35)     (0.71)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.11)     (1.42)     (0.90)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $19.20     $17.91     $17.26
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                 7.86%     12.45%     28.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $283,468   $254,498   $178,488
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                     1.14%      1.18%      1.18%
  Ratio of net investment income (loss) to average net
    assets                                                    0.65%      0.56%      1.23%
Portfolio turnover                                              40%        83%       100%
Average commission rate paid (1)                            $0.0799    $0.0702        N/A
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                  N/A      1.19%      1.21%
Ratio of net investment income (loss) to average net
  assets prior to waived fees and reimbursed expenses           N/A      0.55%      1.20%
-----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

---------------------
72

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                GROWTH AND INCOME FUND (CONT.)
                              ----------------------------------------------------------------
                                                                                       CLASS B
                                              CLASS A (CONT.)  -------------------------------
                              -------------------------------        SIX       NINE
                                   YEAR       YEAR       YEAR     MONTHS     MONTHS       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,  MARCH 31,  SEPT. 30,   DEC. 31,
                                   1994       1993       1992       1997   1996 (2)   1995 (3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $14.75     $13.88     $12.84     $12.74     $12.29     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.22       0.23       0.27       0.00      (0.01)      0.05
  Net realized and
    unrealized gain (loss)
    on investments                (0.27)      0.93       1.44       0.94       1.42       2.79
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.05)      1.16       1.71       0.94       1.41       2.84
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.22)     (0.23)     (0.27)      0.00       0.00      (0.05)
  Distributions from net
    realized gain                 (0.38)     (0.06)     (0.40)     (0.04)     (0.96)     (0.50)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.60)     (0.29)     (0.67)     (0.04)     (0.96)     (0.55)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $14.10     $14.75     $13.88     $13.64     $12.74     $12.29
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)                     (0.29)%     8.44%    13.45%      7.36%     11.89%     28.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                     $113,525   $112,236    $44,883    $23,010    $12,832     $4,682
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets            1.11%      0.93%      0.42%      1.86%      1.93%      1.87%
  Ratio of net investment
    income (loss) to average
    net assets                    1.51%      1.72%      2.31%      (0.06)%     (0.12)%     0.43%
Portfolio turnover                  71%        55%        80%        40%        83%       100%
Average commission rate paid
  (1)                               N/A        N/A        N/A    $0.0799    $0.0702        N/A
----------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.15%      1.11%      1.10%      1.89%      2.03%      2.21%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.47%      1.54%      1.63%      (0.09)%     (0.22)%     0.09%
----------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(3)  THE CLASS B SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       GROWTH AND INCOME
                                                                            FUND (CONT.)
                                                                    --------------------
                                                                     INSTITUTIONAL CLASS
                                                                    --------------------
                                                                          SIX
                                                                       MONTHS     PERIOD
                                                                        ENDED      ENDED
                                                                    MARCH 31,  SEPT. 30,
                                                                         1997   1996 (2)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $21.01     $20.03
                                                                    ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                           0.09       0.02
  Net realized and unrealized gain (loss) on investments                 1.57       0.97
                                                                    ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                         1.66       0.99
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  (0.09)     (0.01)
  Distributions from net realized gain                                  (0.06)      0.00
                                                                    ---------  ---------
TOTAL FROM DISTRIBUTIONS                                                (0.15)     (0.01)
                                                                    ---------  ---------
NET ASSET VALUE, END OF PERIOD                                         $22.52     $21.01
                                                                    ---------  ---------
                                                                    ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)                                           7.92%      3.41%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                    $19,719    $18,508
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                               1.01%      0.96%
  Ratio of net investment income (loss) to average net assets           0.78%      1.27%
Portfolio turnover                                                        40%        83%
Average commission rate paid (1)                                      $0.0799    $0.0702
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                     N/A        N/A
Ratio of net investment income (loss) to average net assets prior
  to waived fees and reimbursed expenses                                  N/A        N/A
----------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
The accompanying notes are an integral part of these financial statements.

---------------------
74

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                SMALL CAP FUND (3)
                              ------------------------------------------------------------------------------------
                                               CLASS A                       CLASS B           INSTITUTIONAL CLASS
                              ------------------------      ------------------------      ------------------------
                                    SIX                           SIX                           SIX
                                 MONTHS         PERIOD         MONTHS         PERIOD         MONTHS         PERIOD
                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                              MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,      MARCH 31,      SEPT. 30,
                                   1997           1996           1997           1996           1997           1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $22.45         $22.01         $22.46         $22.02         $22.45         $22.01
                              ---------      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                        (0.01)          0.00          (0.04)          0.00           0.02           0.00
  Net realized and
    unrealized gain (loss)
    on investments                (3.46)          0.44          (3.49)          0.44          (3.46)          0.44
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      (3.47)          0.44          (3.53)          0.44          (3.44)          0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              0.00           0.00           0.00           0.00           0.00           0.00
  Distributions from net
    realized gain                  0.00           0.00           0.00           0.00           0.00           0.00
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL FROM DISTRIBUTIONS           0.00           0.00           0.00           0.00           0.00           0.00
                              ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF
  PERIOD                         $18.98         $22.45         $18.93         $22.46         $19.01         $22.45
                              ---------      ---------      ---------      ---------      ---------      ---------
                              ---------      ---------      ---------      ---------      ---------      ---------
TOTAL RETURN (NOT
  ANNUALIZED)                    (15.46)%        2.00%         (15.72)%        2.00%         (15.32)%        2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $3,107            $96         $1,905             $0        $29,200        $24,553
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.10%(4)       1.03%(4)       1.75%(4)      0.00%           0.75%(4)       1.60%(4)
  Ratio of net investment
    income (loss) to average
    net assets                    (0.23)%(4)     (0.59)%(4)     (0.85)%(4)     0.00%           0.16%(4)      (1.15)%(4)
Portfolio turnover                  N/A            N/A            N/A            N/A            N/A            N/A
Average commission rate paid
  (1)                               N/A            N/A            N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.80%(4)      38.54%(4)       3.55%(4)      0.00%           1.65%(4)       1.63%(4)
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                        (1.93)%(4)    (38.10)%(4)     (2.65)%(4)     0.00%          (0.74)%(4)     (1.18)%(4)
------------------------------------------------------------------------------------------------------------------

(1) FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
(2)  THE INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON SEPTEMBER 6,
     1996.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(4)  THIS RATIO INCLUDES INCOME AND EXPENSES ALLOCATED FROM THE MASTER
     PORTFOLIO.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers the following nineteen separate diversified funds: the Aggressive Growth, Asset Allocation, Balanced, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Growth and Income, Government Money Market Mutual, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual, and U.S. Government Allocation Funds; and five non-diversified funds: the Arizona Tax-Free, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, and Oregon Tax-Free Funds. These financial statements represent the Aggressive Growth, Balanced, Corporate Stock, Diversified Income, Equity Value, Growth and Income, and Small Cap Funds (the "Funds").

The Company changed its fiscal year-end from September 30 to March 31.

At a special shareholders meeting on July 16, 1996, the Shareholders of Pacifica Funds Trust ("Pacifica") approved a plan of reorganization providing for the transfer of the assets and liabilities of each Pacifica portfolio to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund. As a result of this reorganization, effective September 6, 1996, the Stagecoach Balanced and Equity Value Funds were established to acquire all of the assets and assume all of the liabilities of the Pacifica Balanced and Equity Value Funds, respectively. Additionally, the Stagecoach Growth and Income Fund acquired all of the assets and assumed all of the liabilities of the Pacifica Growth Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund.

All performance and financial data presented in this annual report for the Balanced and Equity Value Funds for periods prior to September 6, 1996, refers to the Predecessor Funds.

Each of the Funds presented in this book, with the exception of the Aggressive Growth, Corporate Stock, and Diversified Income Funds, offers Class A, Class B, and Institutional Class shares. The Aggressive Growth and Diversified Income Funds offer Class A and Class B shares, and the Corporate Stock Fund offers only one class of shares. The three classes of shares differ principally in the applicable sales charges, shareholder servicing fees, transfer agency fees and distribution fees. Shareholders of each class also bear certain expenses that

---------------------
76

                                                   NOTES TO FINANCIAL STATEMENTS
pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each Class based on income and expenses allocable to each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

The Funds invest in a range of securities, generally including money market instruments, equities, and U.S. Government securities.

Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures approved by the Company's Board of Directors.

The Aggressive Growth, Corporate Stock, and the Small Cap Funds invest only in interests of the Capital Appreciation, Corporate Stock, and Small Cap Master Portfolios (the "Master Portfolios"), respectively, of Master Investment Trust ("MIT"). Each Master Portfolio has the same investment objective as the Fund that invests in such Master Portfolio. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (22.30%, 99.99%, and 89.26%) for the Aggressive Growth, Corporate Stock, and Small Cap

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Funds, respectively, at March 31, 1997. Each Master Portfolio's investments include equities, fixed-, variable- and floating-rate instruments. Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the reported bid prices. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, excluding debt securities maturing in 60 days or less, are valued at the most recent bid prices, or if such prices are not readily available, at fair value as determined in accordance with procedures approved by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

The Balanced and Equity Value Funds had permanent book/tax differences primarily attributable to equalization credits. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated undistributed net investment income was credited $152,314, accumulated undistributed net realized gains was charged $41,509 and paid-in-capital was charged $110,805 for the Balanced Fund. For the Equity Value Fund, accumulated net investment income was credited $187,049, accumulated undistributed net realized gains was charged $118,088 and paid-in-capital was charged $68,961. Effective October 1, 1996, the Funds no longer use equalization accounting.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's and Master Portfolio's (in this paragraph, the "Funds") Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase

---------------------
78

                                                   NOTES TO FINANCIAL STATEMENTS
agreements held in the Funds at March 31, 1997, are collateralized by U.S. Government obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Funds, with the exception of the Aggressive Growth and Small Cap Funds, are declared and distributed quarterly. Dividends to shareholders from net investment income of the Aggressive Growth and Small Cap Funds are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1996.

The Aggressive Growth Fund had capital loss carryforwards at December 31, 1996 of $3,168,815 that will expire in the year 2004. The Small Cap Fund had capital loss carryforwards at December 31, 1996 of $1,316,991 that will expire in the year 2004. The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or has expired.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION EXPENSES

The Funds have been charged for expenses incurred in connection with

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
the organization and initial registration of the Funds and/or classes of shares. These expenses are being amortized by the Funds on a straight-line basis over 60 months from the date each Fund and/or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds (other than the Aggressive Growth, Corporate Stock, and Small Cap Funds) with WFB. Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with the Diversified Income and Equity Value Funds, WFB is entitled to be paid by each Fund a monthly advisory fee at an annual rate of 0.50% of such Fund's average daily net assets. Under the contract with the Balanced Fund, WFB is entitled to be paid by the Fund a monthly advisory fee at an annual rate of 0.60% of such Fund's average daily net assets. Under the contract with the Growth and Income Fund, WFB is entitled to be paid by the Fund a monthly advisory fee at an annual rate of 0.50% of such Fund's average daily net assets up to $250 million, 0.40% of the next $250 million, and 0.30% of the average daily net assets in excess of $500 million.

For the period from October 1, 1995 to March 31, 1996, the Balanced and Equity Value Funds were advised by First Interstate Capital Management ("FICM"). Pursuant to the advisory contracts, the Funds paid an advisory fee at an annual rate of 0.60% of average daily net assets. On April 1, 1996, First Interstate Bancorp ("FIB") was merged with and into Wells Fargo & Company ("Wells Fargo"); and FICM and First Interstate Bank of California ("FICAL") became indirect, wholly-owned subsidiaries of Wells Fargo. In connection with this merger, FICM changed its name to Wells Fargo Investment Management, Inc. ("WFIM"). For the period from April 1, 1996 to September 5, 1996, such advisory fees were paid to WFIM.

The Aggressive Growth, Corporate Stock, and Small Cap Funds do not directly retain an investment adviser because each such Fund invests all of its assets in a Master Portfolio of MIT which, in turn, retains WFB as investment adviser. Prior to April 28, 1996, and its conversion to a "feeder" fund in a master/feeder structure, the Corporate Stock Fund retained WFB as investment adviser. For these services, WFB was entitled to be paid by the Fund a monthly advisory fee at the annual rate of 0.50% of such Fund's average daily net assets up to $250 million, 0.40% of the next $250 million and 0.30% of the average daily net assets in excess of $500 million.

For the period from January 1, 1996 to April 28, 1996, the Corporate Stock Fund retained Barclays Global Fund Advisors ("BGFA") as sub-adviser. Pursuant to a sub-advisory contract with the Corporate Stock Fund and subject to the overall supervision of WFB, the investment adviser, BGFA was responsible for day-to-day portfolio management of the Fund.

---------------------
80

                                                   NOTES TO FINANCIAL STATEMENTS
BGFA was entitled to receive from WFB as compensation for its sub-advisory services monthly fees at the annual rate of 0.08% of the average daily net assets of the Corporate Stock Fund. BGFA was also entitled to receive from WFB annual fees of $40,000 for its services for the Corporate Stock Fund.

BGFA currently acts as sub-adviser to the Master Portfolio in which the Corporate Stock Fund invests. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA was formed by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo.

The Company has entered into contracts with WFB on behalf of the Funds (other than the Corporate Stock Fund, for which Barclays Global Investors, N.A. ("BGI") serves as custodian) whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million. WFB will not be entitled to compensation for its custodial services to the Aggressive Growth and Small Cap Funds so long as it is entitled to compensation for providing advisory services to the Master Portfolios.

BGI currently acts as custodian to the Corporate Stock Fund. BGI is an affiliate of BGFA. BGI will not be entitled to compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensaiton for providing sub-advisory services to the Master Portfolio in which the Fund invests.

For the period from October 1, 1995 to March 31, 1996, FICAL served as the custodian for the Balanced and Equity Value Funds. Pursuant to the contracts, the Funds paid a custodian fee based on net assets and certain transaction charges. For the period from April 1, 1996 to September 5, 1996, such custodian fees were paid to WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A and B shares of the Funds and 0.06% of the average daily net assets of the Institutional Class shares of the Balanced, Equity Value, Growth and Income and Small Cap Funds. Prior to February 1, 1997, under the contracts with the Aggressive Growth, Corporate Stock, Diversified Income, Growth and Income, and Small Cap Funds, WFB was entitled to be paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund were under $20 million. For as long as the net assets remained under $20 million, a Fund would not be charged any transfer

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
agency fees by WFB. Prior to February 1, 1997, under the contracts with the Balanced and Equity Value Funds, WFB was entitled to be paid a fee at the annual rate of 0.07% of the average daily net assets of each Fund.

For the period from October 1, 1995 to September 5, 1996, the Balanced and Equity Value Funds retained Furman Selz LLC ("Furman Selz") to provide personnel and facilities to perform shareholder servicing, transfer agency related services and portfolio accounting.

The transfer agency fees for the Funds for the six months ended March 31, 1997 were as follows:

                                             TRANSFER     TRANSFER             TRANSFER
                                          AGENCY FEES  AGENCY FEES          AGENCY FEES
FUND                                          CLASS A      CLASS B  INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------
Aggressive Growth Fund                        $ 6,968      $ 3,514                  N/A
Balanced Fund                                  15,434           42              $21,515
Diversified Income Fund                        72,995       12,901                  N/A
Equity Value Fund                               9,208          376               67,725
Growth and Income Fund                        157,259       10,322                8,279
Small Cap Fund                                    944          489                9,090

The Company has entered into contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services to the Funds. Pursuant to the contracts, WFB is entitled to an annual fee for providing shareholder servicing of 0.30% of the average daily net assets of the Corporate Stock Fund, 0.30% of the average daily net assets attributable to the Class A and Class B shares of the Diversified Income and Growth and Income Funds, 0.25% of the average daily net assets attributable to the Class A and Class B shares of the Aggressive Growth, Balanced, Equity Value, and Small Cap Funds, and 0.25% of the average daily net assets attributable to the Institutional Class shares of the Balanced, Equity Value, Growth and Income, and Small Cap Funds.

For the period from October 1, 1995 to September 5, 1996, various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") also provided administrative services for the Balanced and Equity Value Funds, such as maintaining shareholder accounts and records. The Funds paid fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. During that period, FIB was the only service organization to receive payments.

---------------------
82

                                                   NOTES TO FINANCIAL STATEMENTS

The shareholder servicing fees of the Funds for the six months ended March 31, 1997 were as follows:

                                             SHAREHOLDER     SHAREHOLDER          SHAREHOLDER
                                          SERVICING FEES  SERVICING FEES       SERVICING FEES
FUND                                             CLASS A         CLASS B  INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
Aggressive Growth Fund                          $ 38,632         $19,884                  N/A
Balanced Fund                                     41,580              79              $79,847
Diversified Income Fund                          227,203          38,878                  N/A
Equity Value Fund                                 24,608             736              253,204
Growth and Income Fund                           426,074          27,329               24,728
Small Cap Fund                                     2,182           1,088               34,040

The shareholder servicing fees of the Funds for the periods ended September 30, 1996 were as follows:

                                             SHAREHOLDER     SHAREHOLDER          SHAREHOLDER
                                          SERVICING FEES  SERVICING FEES       SERVICING FEES
FUND                                             CLASS A         CLASS B  INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------
Aggressive Growth Fund***                       $ 21,053         $10,862                  N/A
Balanced Fund*                                    76,743               0              $11,728
Diversified Income Fund**                        227,209          21,806                  N/A
Equity Value Fund*                                36,350               0               31,181
Growth and Income Fund**                         436,443          19,150                1,495
Small Cap Fund****                                     0               0                2,460

  * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

 *** INFORMATION PRESENTED IS FOR THE PERIOD FROM MARCH 5, 1996 (COMMENCEMENT OF
     OPERATIONS) TO SEPTEMBER 30, 1996.

**** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
     (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

Subject to the overall supervision of the Company's Board of Directors, WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with supervisory, administrative and distribution services. For these administrative services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. Under the previous agreements, Stephens was entitled to receive a monthly fee at the annual rate of 0.03% of the average daily net assets of the Aggressive Growth, Corporate Stock, Diversified Income, and Growth and Income Funds, and 0.05% of the average daily net assets of the Balanced, Equity Value, and Small Cap Funds.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

For the period from October 1, 1995 to September 5, 1996, Furman Selz provided administrative services for the operation of the Balanced and Equity Value Funds. As compensation for such services, each Fund paid Furman Selz an annual fee, payable monthly, of up to 0.15% of its average daily net assets.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Corporate Stock Fund. The Company has also adopted separate Distribution Plans, pursuant to Rule 12b-1, for Class A and Class B shares of the multi-class funds.

The Distribution Plan for the Corporate Stock Fund and the Distribution Plan for the Class A shares of each multi-class Fund provide that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to 0.05% of the average daily net assets attributable to the shares of the Corporate Stock Fund and the Class A shares of the Diversified Income and Growth and Income Funds, and up to 0.10% of the average daily net assets attributable to the Class A shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds. Each of these Funds may participate in joint distribution activities with other funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

For the period from October 1, 1995 to September 5, 1996, the Balanced and Equity Value Funds had adopted a non-compensatory Distribution Plan and Agreement (the "Plan") for the Class A shares. The Plan provided for payments by each Fund for actual expenses incurred, not to exceed 0.50% of the average daily net assets attributable to Class A shares of each Fund. Pacifica Funds Distributor Inc., an affiliate of Furman Selz, acted as Distributor during such period.

The Class B Distribution Plans provide that the Funds pay for distribution related services, a monthly fee at an annual rate of up to 0.70% of the average daily net assets attributable to the Class B shares of the Diversified Income and Growth and Income Funds, and up to 0.75% of the average daily net assets attributable to Class B shares of the Aggressive Growth, Balanced, Equity Value and Small Cap Funds.

---------------------
84

                                                   NOTES TO FINANCIAL STATEMENTS

The Distribution Plan expenses for Class A and Class B shares of the Funds for the six months ended March 31, 1997 were as follows:

                                          DISTRIBUTION FEES  DISTRIBUTION FEES
FUND                                                CLASS A            CLASS B
------------------------------------------------------------------------------
Aggressive Growth Fund                              $15,493            $59,665
Balanced Fund                                        16,633                229
Diversified Income Fund                              37,890             90,397
Equity Value Fund                                     9,842              2,211
Growth and Income Fund                               70,768             63,767
Small Cap Fund                                          883              3,285

The Distribution Plan expenses for Class A and Class B shares of the Funds for the periods ended September 30, 1996 were as follows:

                                          DISTRIBUTION FEES  DISTRIBUTION FEES
FUND                                                CLASS A            CLASS B
------------------------------------------------------------------------------
Aggressive Growth Fund***                           $ 8,442            $32,412
Balanced Fund*                                       82,632                  0
Diversified Income Fund**                            37,946             49,795
Equity Value Fund*                                   58,241                  0
Growth and Income Fund**                             73,360             43,495
Small Cap Fund****                                        2                  0

  * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

 *** INFORMATION PRESENTED IS FOR THE PERIOD FROM MARCH 5, 1996 (COMMENCEMENT OF
     OPERATIONS) TO SEPTEMBER 30, 1996.

**** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
     (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

FEES WAIVED AND EXPENSES REIMBURSED

The following amounts of fees and expenses were waived or reimbursed for the six months ended March 31, 1997:

                                          EXPENSES REIMBURSED   FEES WAIVED
FUND                                              BY STEPHENS        BY WFB
---------------------------------------------------------------------------
Aggressive Growth Fund                                  $   0     $  27,618
Balanced Fund                                               0       115,650
Corporate Stock Fund                                        0       194,840
Diversified Income Fund                                     0        68,985
Equity Value Fund                                           0        54,206
Growth and Income Fund                                      0         2,415
Small Cap Fund                                         33,001        85,899

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

The following amounts of fees were waived for the periods ended September 30, 1996:

                                          FEES WAIVED BY   FEES WAIVED BY   FEES WAIVED BY
FUND                                         FURMAN SELZ             FICM              WFB
------------------------------------------------------------------------------------------
Aggressive Growth Fund***                            N/A              N/A      $    22,403
Balanced Fund*                               $    51,374       $    4,608          153,598
Corporate Stock Fund**                               N/A              N/A          185,544
Diversified Income Fund**                            N/A              N/A          148,222
Equity Value Fund*                                94,068                0            8,217
Growth and Income Fund**                             N/A              N/A           15,737
Small Cap Fund****                                   N/A              N/A            1,815

  * INFORMATION PRESENTED IS FOR THE YEAR ENDED SEPTEMBER 30, 1996.

 ** INFORMATION PRESENTED IS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996.

 *** INFORMATION PRESENTED IS FOR THE PERIOD FROM MARCH 5, 1996 (COMMENCEMENT OF
     OPERATIONS) TO SEPTEMBER 30, 1996.

**** INFORMATION PRESENTED IS FOR THE PERIOD FROM SEPTEMBER 16, 1996
     (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

For the period from March 5, 1996 (commencement of operations) to September 30, 1996, Stephens reimbursed $26,539 in expenses for the Aggressive Growth Fund. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens. WFB and Stephens have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Fund to ensure that the total fund operating expenses do not exceed, on an annual basis, 1.13% of the average daily net assets of the Institutional Class shares of the Growth and Income Fund and 1.05%, 1.70%, and 0.95% of the average daily net assets of the Class A, Class B, and Institutional Class shares, respectively, of the Balanced and Equity Value Funds, through August 31, 1997.

Certain officers and directors of the Company are also officers of Stephens. As of March 31, 1997, Stephens owned 5 shares of the Aggressive Growth, 7 shares of the Balanced, 12,400 shares of the Diversified Income, 7 shares of the Equity Value, 114 shares of the Growth and Income and 3 shares of the Small Cap Funds.

Stephens has retained $1,960,806 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,938,506 as sales charges from the proceeds of Class A shares sold and $335,437 from the proceeds of Class B shares redeemed by the Company for the six months ended March 31, 1997.

---------------------
86

                                                   NOTES TO FINANCIAL STATEMENTS

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the six months ended March 31, 1997, were as follows:

AGGREGATE PURCHASES                                                   DIVERSIFIED               EQUITY           GROWTH AND
  AND SALES                                    BALANCED FUND          INCOME FUND           VALUE FUND          INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
Total purchases at cost                      $   102,354,983      $    89,009,628      $   202,493,616      $   133,724,795
Total sales proceeds                              40,134,721           54,684,769           95,723,425          121,731,930

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 1997, there were 91 billion shares of $0.001 par value capital stock authorized by the Company. At March 31, 1997, each Fund (with the exception of the Aggressive Growth Fund) was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares. The Aggressive Growth Fund was authorized to issue 150 million shares of $0.001 par value capital stock for each class of shares. Capital share transactions for the Funds were as follows:

                                                       AGGRESSIVE GROWTH FUND
                                          -----------------------------------
                                                           FROM MARCH 5, 1996
                                             FOR THE SIX     (COMMENCEMENT OF
                                            MONTHS ENDED          OPERATIONS)
                                          MARCH 31, 1997    TO SEPT. 30, 1996
-----------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                       843,540          1,615,653
  Shares issued in reinvestment of
    dividends - Class A                             0                  0
  Shares redeemed - Class A                  (377,083)          (229,155)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                        466,457          1,386,498
  Shares sold - Class B                       278,394            648,214
  Shares issued in reinvestment of
    dividends - Class B                             0                  0
  Shares redeemed - Class B                  (134,671)           (38,581)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS B                        143,723            609,633

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                             BALANCED FUND
                                          ------------------------------------------------
                                             FOR THE SIX          FOR THE          FOR THE
                                            MONTHS ENDED       YEAR ENDED       YEAR ENDED
                                          MARCH 31, 1997   SEPT. 30, 1996   SEPT. 30, 1995
------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                         94,369        1,412,249        1,142,667
  Shares issued in reinvestment of
    dividends - Class A                         67,767          371,899          717,293
  Shares redeemed - Class A                   (376,563)      (6,456,262)      (3,620,385)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                        (214,427)      (4,672,114)      (1,760,425)
  Shares sold - Class B                         27,480              151              N/A
  Shares issued in reinvestment of
    dividends - Class B                             42                0              N/A
  Shares redeemed - Class B                       (149)               0              N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS B                          27,373              151              N/A
  Shares sold - Institutional Class            255,508       10,145,092              N/A
  Shares issued in reinvestment of
    dividends - Institutional Class            137,837          925,429              N/A
  Shares redeemed - Institutional Class     (2,085,655)      (4,755,966)             N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - INSTITUTIONAL CLASS          (1,692,310)       6,314,555              N/A

                                                                       CORPORATE STOCK FUND
                                          -------------------------------------------------
                                                FOR THE SIX     FOR THE NINE        FOR THE
                                               MONTHS ENDED     MONTHS ENDED     YEAR ENDED
                                             MARCH 31, 1997   SEPT. 30, 1996  DEC. 31, 1995
-------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                           595,967          1,149,288      1,167,520
  Shares issued in reinvestment of
    dividends - Class A                           256,416             76,212        505,005
  Shares redeemed - Class A                      (663,522)        (1,107,285)    (1,299,326)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                            188,861            118,215        373,199

---------------------
88

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 DIVERSIFIED INCOME FUND
                                          ----------------------------------------------
                                             FOR THE SIX    FOR THE NINE         FOR THE
                                            MONTHS ENDED    MONTHS ENDED      YEAR ENDED
                                          MARCH 31, 1997  SEPT. 30, 1996   DEC. 31, 1995
----------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                        2,361,971       4,715,975       2,981,021
  Shares issued in reinvestment of
    dividends - Class A                          632,053         115,316         244,288
  Shares redeemed - Class A                   (1,492,299)     (1,685,966)     (1,429,340)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                         1,501,725       3,145,325       1,795,969
  Shares sold - Class B                        1,234,345         901,549         446,270
  Shares issued in reinvestment of
    dividends - Class B                          100,491           6,895           9,860
  Shares redeemed - Class B                     (171,202)       (100,188)        (28,616)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS B                         1,163,634         808,256         427,514

                                                                           EQUITY VALUE FUND
                                          --------------------------------------------------
                                                FOR THE SIX          FOR THE         FOR THE
                                               MONTHS ENDED       YEAR ENDED      YEAR ENDED
                                             MARCH 31, 1997   SEPT. 30, 1996  SEPT. 30, 1995
--------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                           239,630          2,375,877             N/A
  Shares issued in reinvestment of
    dividends - Class A                            16,068            248,462             N/A
  Shares redeemed - Class A                      (272,081)       (14,009,327)            N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                            (16,383)       (11,384,988)            N/A
  Shares sold - Class B                           215,907                  3             N/A
  Shares issued in reinvestment of
    dividends - Class B                                85                  0             N/A
  Shares redeemed - Class B                          (871)                 0             N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS B                            215,121                  3             N/A
  Shares sold - Institutional Class               919,441         18,333,654       8,141,771
  Shares issued in reinvestment of
    dividends - Institutional Class               136,028          2,574,515         969,487
  Shares redeemed - Institutional Class        (3,998,514)        (4,577,809)     (9,924,924)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - INSTITUTIONAL CLASS             (2,943,045)        16,330,360        (813,666)

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

                                                                     GROWTH AND INCOME FUND
                                          -------------------------------------------------
                                             FOR THE SIX       FOR THE NINE         FOR THE
                                            MONTHS ENDED       MONTHS ENDED      YEAR ENDED
                                          MARCH 31, 1997  SEPT. 30, 1996(1)   DEC. 31, 1995
-------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                        2,263,021          5,108,374       3,775,466
  Shares issued in reinvestment of
    dividends - Class A                           83,226          1,005,634         726,595
  Shares redeemed - Class A                   (1,793,908)        (2,246,108)     (2,208,631)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                           552,339          3,867,900       2,293,430
  Shares sold - Class B                          788,072            653,910         386,746
  Shares issued in reinvestment of
    dividends - Class B                            3,523             69,929          14,982
  Shares redeemed - Class B                     (112,577)           (97,407)        (20,798)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS B                           679,018            626,432         380,930
  Shares sold - Institutional Class              180,805            897,195             N/A
  Shares issued in reinvestment of
    dividends - Institutional Class                3,005                  0             N/A
  Shares redeemed - Institutional Class         (189,127)           (16,307)            N/A
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - INSTITUTIONAL CLASS                (5,317)           880,888             N/A

(1) "SHARES SOLD" INCLUDES 36,809 FOR CLASS A AND 865,446 FOR THE INSTITUTIONAL CLASS, AS A RESULT OF THE MERGER OF THE PACIFICA GROWTH FUND.

---------------------
90

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                                    SMALL CAP FUND
                                                 -------------------------------------------------
                                                      FOR THE SIX              FROM SEPT. 16, 1996
                                                     MONTHS ENDED     (COMMENCEMENT OF OPERATIONS)
                                                   MARCH 31, 1997                TO SEPT. 30, 1996
--------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                                   185,292                            4,273
  Shares issued in reinvestment of dividends -
    Class A                                                     0                                0
  Shares redeemed - Class A                               (25,880)                               0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
 CLASS A                                                  159,412                            4,273
  Shares sold - Class B                                   108,204                                1
  Shares issued in reinvestment of dividends -
    Class B                                                     0                                0
  Shares redeemed - Class B                                (7,585)                               0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
 CLASS B                                                  100,619                                1
  Shares sold - Institutional Class                       579,679                        1,096,256
  Shares issued in reinvestment of dividends -
    Institutional Class                                         0                                0
  Shares redeemed - Institutional Class                  (137,779)                          (2,487)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
 INSTITUTIONAL CLASS                                      441,900                        1,093,769

5. INCOME AND EXPENSE ALLOCATIONS

For the period from April 28, 1996 (commencement of operations as a feeder fund) to September 30, 1996, the Corporate Stock Fund received allocations of income and expenses from its corresponding Master Portfolio. The detail of allocated income and expenses for the stand-alone period of the Fund (January 1, 1996 to April 27, 1996) and the feeder period of the Fund (April 28, 1996 to September 30, 1996) is as follows:

                                             STAND-ALONE PERIOD                    FEEDER PERIOD
                                          ---------------------  -------------------------------
FUND                                      INTEREST    DIVIDENDS  INTEREST    DIVIDENDS  EXPENSES
------------------------------------------------------------------------------------------------
Corporate Stock                           $47,196    $2,248,983  $47,182    $3,711,397  $738,290

The detail of allocated income and expenses for the six month period ended March 31, 1997 is presented in the Statements of Operations.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

6. REORGANIZATION OF THE CORPORATE STOCK FUND INTO A MASTER/FEEDER STRUCTURE

At special meetings of shareholders held between December 5, 1995 and December 19, 1995, shareholders of the Corporate Stock Fund approved a reorganization of the Fund into a "master-feeder" structure, pursuant to which the Fund invests all of its assets in the Corporate Stock Master Portfolio of MIT. On the conversion date the Fund transferred its investments to the Master Portfolio in exchange for interests in the Master Portfolio. The Fund then became a "feeder" fund. This reorganization was effected on April 28, 1996.

7. REORGANIZATION OF SMALL CAP FUND

The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employee Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by WFB. Immediately prior to the commencement of the Small Cap Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Fund redeemed all of its outstanding interests and ceased operating as a trust. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

---------------------
92

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Balanced Fund, Diversified Income Fund, Equity Value Fund, and Growth and Income Fund, and the statement of assets and liabilities of the Aggressive Growth Fund, Corporate Stock Fund, and Small Cap Fund (seven of the funds comprising Stagecoach Funds, Inc.) as of March 31, 1997, and the related statements of operations of each of the funds for the six months ended March 31, 1997, the Balanced Fund and Equity Value Fund for the year ended September 30, 1996, the Corporate Stock Fund, Diversified Income Fund and Growth and Income Fund for the nine months ended September 30, 1996, the Aggressive Growth Fund for the period from March 5, 1996 (commencement of operations) to September 30, 1996, and the Small Cap Fund for the period from September 16, 1996 (commencement of operations) to September 30, 1996, the statements of changes in net assets for the six months ended March 31, 1997, of the Balanced Fund and Equity Value Fund and for the year ended September 30, 1996, the Corporate Stock Fund, Diversified Income Fund and Growth and Income Fund for the nine months ended September 30, 1996, and the year ended December 31, 1995, the Aggressive Growth Fund for the period from March 5, 1996 (commencement of operations) to September 30, 1996, and the Small Cap Fund for the period from September 16, 1996 (commencement of operations) to September 30, 1996, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Balanced Fund and Equity Value Fund, all years or periods indicated in the accompanying financial statements and financial highlights ending prior to October 1, 1995, were audited by other auditors whose reports dated November 15, 1995, and November 22, 1994, expressed unqualified opinions on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

                                                           ---------------------

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 92.83%
             ADVERTISING - 0.97%
    125,000  HA-LO Industries Inc+                                           $  1,745,813  $   1,906,250

             BASIC INDUSTRIES - 0.29%
      7,000  Nike Inc Class B                                                $    480,262  $     434,000
    180,000  Quadrax Corp+                                                        249,239        123,750
                                                                             ------------  --------------
                                                                             $    729,501  $     557,750

             BIOTECHNOLOGY - 2.15%
     87,500  Cardiovascular Dynamics Inc+                                    $  1,178,510  $     875,000
    135,000  General Surgical Innovations Inc+                                  1,826,250        911,250
     61,000  Liposome Co Inc+                                                   1,054,353      1,242,875
    100,000  Neurex Corp+                                                       1,660,250      1,187,500
                                                                             ------------  --------------
                                                                             $  5,719,363  $   4,216,625

             CAPITAL GOODS - 4.43%
     49,600  3-D Labs Inc+                                                   $    833,585  $   1,165,600
     28,000  Amati Communications Corp+                                           598,072        269,500
     85,000  Ascend Communication Inc+                                          5,397,343      3,463,750
     70,000  Bitstream Inc+                                                       404,420        306,250
     44,500  Integrated Circuit Systems+                                          622,504        634,125
     59,000  Integrated Process Equipment Corp+                                 1,447,560        988,250
     20,000  Medic Computer Systems Inc+                                          616,877        320,000
     39,000  Overland Data Inc+                                                   422,110        195,000
    100,000  Radiant Systems Inc+                                               1,122,163        900,000
     10,000  Sanmina Corp+                                                        464,625        447,500
                                                                             ------------  --------------
                                                                             $ 11,929,259  $   8,689,975

             COMMERCIAL SERVICES - 1.84%
    180,000  AccuStaff Inc+                                                  $  3,694,984  $   3,015,000
     75,000  Stericycle Inc+                                                      693,542        600,000
                                                                             ------------  --------------
                                                                             $  4,388,526  $   3,615,000

------------------------
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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE - 9.61%
     67,000  IKOS Systems Inc+                                               $  1,182,104  $   1,147,375
     80,000  Imnet Systems Inc+                                                 2,029,375      1,200,000
    175,000  Inference Corp Class A+                                            3,187,250        984,375
     79,500  Integrated Systems Inc+                                            2,200,090      1,073,250
     35,000  Microsoft Corp+                                                    1,971,688      3,209,063
     45,000  Oracle Systems Corp+                                               1,537,580      1,735,313
    108,115  Pure Atria Corp+                                                   3,249,367      1,844,712
    120,000  Veritas Software Corp+                                             5,120,130      3,555,000
     54,875  Viasoft Inc+                                                       2,249,673      1,783,438
      5,000  Visio Corp                                                           208,396        195,000
    110,000  Xylan Corp+                                                        4,235,960      2,117,495
                                                                             ------------  --------------
                                                                             $ 27,171,613  $  18,845,021

             COMPUTER SYSTEMS - 6.36%
    130,000  Adaptec Inc+                                                    $  4,921,373  $   4,647,500
     42,500  Cisco Systems Inc+                                                 2,746,250      2,045,313
     51,000  Clarify Inc+                                                       1,414,251      1,230,375
    150,000  Komag Inc+                                                         3,757,801      4,556,250
                                                                             ------------  --------------
                                                                             $ 12,839,675  $  12,479,438

             CONSUMER - BASIC - 2.74%
     31,800  Algos Pharmaceuticals Corp+                                     $    597,767  $     532,650
     34,500  Quintiles Transnational Corp+                                      2,150,701      1,858,688
     78,500  Suiza Foods Corp+                                                  1,939,238      2,099,875
    126,844  Uroquest Medical Corp+                                               797,074        872,053
                                                                             ------------  --------------
                                                                             $  5,484,780  $   5,363,266

             CONSUMER-DISCRETIONARY - 1.60%
    100,000  Homegate Hospitality Inc+                                       $    988,438  $     693,750
    135,000  North Cranberries Inc                                              3,128,638      2,446,875
                                                                             ------------  --------------
                                                                             $  4,117,076  $   3,140,625

                                                           ---------------------

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ELECTRICAL EQUIPMENT - 1.85%
     65,000  Interlink Electronics Inc+                                      $    344,375  $     373,750
     56,000  Nokia Corp ADR Class A                                             2,556,769      3,262,000
                                                                             ------------  --------------
                                                                             $  2,901,144  $   3,635,750

             ENERGY & RELATED - 7.96%
     60,000  Comstock Resources Inc+                                         $    738,527  $     517,500
     23,000  Edge Petroleum Corp+                                                 405,125        368,000
    105,000  Ensco International Inc+                                           3,595,599      5,171,250
    120,000  Global Industries Ltd+                                             1,311,788      2,565,000
     80,000  Parker Drilling Co+                                                  756,000        670,000
     85,000  Pride Petroleum Services Inc+                                      1,760,313      1,763,750
     75,000  Reading & Bates Corp+                                              1,841,000      1,696,875
     50,000  Smedvig ASA - Sponsored ADR Class B+                               1,061,191      1,181,250
     85,000  Veritas Digicon Inc+                                               1,320,391      1,678,750
                                                                             ------------  --------------
                                                                             $ 12,789,934  $  15,612,375

             ENTERTAINMENT & LEISURE - 3.78%
    102,500  Family Golf Centers Inc+                                        $  1,856,213  $   2,005,156
     30,000  HFS Inc+                                                           1,928,768      1,766,250
    135,000  Regal Cinemas Inc+                                                 3,914,163      3,645,000
                                                                             ------------  --------------
                                                                             $  7,699,144  $   7,416,406

             FINANCE & RELATED - 6.91%
    125,000  Capital One Financial Corp                                      $  3,604,657  $   4,656,250
    213,500  Envoy Corp (New)+                                                  7,652,980      4,990,563
     49,500  Firstplus Financial Group+                                         1,382,278      1,491,188
    115,000  Money Store Inc                                                    2,734,484      2,415,000
                                                                             ------------  --------------
                                                                             $ 15,374,399  $  13,553,001

             FOOD & RELATED - 0.74%
    118,000  NuCo2 Inc+                                                      $  1,924,024  $   1,445,500

------------------------
96

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             GENERAL BUSINESS & RELATED - 9.32%
    115,000  America Online Inc+                                             $  4,583,672  $   4,873,125
     22,000  Anchor Gaming+                                                     1,035,897        613,250
     45,000  Cambridge Tech Partners Inc+                                       1,084,019      1,040,625
     80,000  HBO & Co                                                           4,664,148      3,800,000
     30,000  Physician Computer Network+                                          280,630        213,750
    185,000  Proxim Inc+                                                        4,172,637      3,098,750
    135,000  Quadramed Corp+                                                    1,687,847      1,434,375
     60,000  Snyder Communications Inc+                                         1,410,924      1,410,000
     55,000  Staffmark Inc+                                                       823,970        721,875
     55,000  Vail Resorts+                                                      1,180,684      1,072,500
                                                                             ------------  --------------
                                                                             $ 20,924,428  $  18,278,250

             HEALTHCARE - 7.03%
    180,000  Genesis Health Ventures Inc+                                    $  4,369,722  $   5,625,000
    280,000  Healthsouth Corp+                                                  4,186,404      5,355,000
    125,000  Renal Treatment Centers+                                           2,199,750      2,812,500
                                                                             ------------  --------------
                                                                             $ 10,755,876  $  13,792,500

             MANUFACTURING PROCESSING - 9.00%
     60,000  Biochem Pharma Inc+                                             $  3,148,051  $   2,580,000
     62,000  Closure Medical Corp+                                                742,875        914,500
    145,000  Cognos Inc+                                                        4,590,824      3,770,000
    115,000  Eagle Hardware & Garden+                                           2,573,184      2,070,000
     65,000  Newpark Resources Inc+                                             2,728,001      2,843,750
    100,000  Tetra Technologies Inc+                                            2,462,522      2,200,000
     35,000  United Meridian Corp+                                              1,549,138      1,054,375
     34,783  Vertex Pharmaceuticals Inc+                                        1,628,740      1,400,016
    110,000  Vidamed Inc+                                                       1,434,063        825,000
                                                                             ------------  --------------
                                                                             $ 20,857,398  $  17,657,641

             MATERIAL MANUFACTURING - 0.12%
     44,500  Landec Corp+                                                    $    616,963  $     233,625

                                                           ---------------------

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT & SUPPLIES - 2.09%
    115,000  Endosonics Corp+                                                $  1,415,547  $   1,092,500
    115,000  Life Med Sciences Inc+                                               727,344        416,875
    180,000  Ultrafem Inc+                                                      3,138,115      2,587,500
                                                                             ------------  --------------
                                                                             $  5,281,006  $   4,096,875

             MISCELLANEOUS STOCKS - 0.74%
     57,000  Watsco Inc                                                      $  1,657,605  $   1,453,500

             PHARMACEUTICALS - 0.92%
    100,000  Anesta Corp+                                                    $  1,392,104  $   1,725,000
     80,000  Seragen Inc+                                                         444,940         80,000
                                                                             ------------  --------------
                                                                             $  1,837,044  $   1,805,000

             RETAIL & RELATED - 2.13%
    265,000  Corporate Express Inc+                                          $  5,073,187  $   2,716,250
     46,000  Galoob (Lewis) Toys Inc+                                             788,970        851,000
     30,000  PetSmart Inc+                                                        720,000        607,500
                                                                             ------------  --------------
                                                                             $  6,582,157  $   4,174,750

             SEMICONDUCTORS - 2.99%
     99,999  Analog Devices Inc+                                             $  2,555,201  $   2,249,978
      7,500  Intel Corp                                                           949,688      1,043,438
     70,000  LSI Logic Corp+                                                    2,396,871      2,432,500
      5,000  OnTrak Systems Inc+                                                   93,282        133,750
                                                                             ------------  --------------
                                                                             $  5,995,042  $   5,859,666

             TELECOMMUNICATIONS - 4.14%
    225,000  LCI International Inc+                                          $  4,071,782  $   3,768,750
    200,000  NEXTEL Communications Class A+                                     3,348,062      2,675,000
    205,000  Paging Network Inc+                                                3,817,562      1,665,625
                                                                             ------------  --------------
                                                                             $ 11,237,406  $   8,109,375

------------------------
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
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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION - 3.12%
     76,000  Atlas Air Inc+                                                  $  3,489,319  $   1,995,000
     93,000  Mesa Air Group+                                                      952,687        568,172
     75,000  Trico Marine Services Inc+                                         2,552,675      3,562,500
                                                                             ------------  --------------
                                                                             $  6,994,681  $   6,125,672
             TOTAL COMMON STOCKS                                             $207,553,857  $ 182,063,836

             WARRANTS - 2.78%
     55,000  Intel Corp expires 3/14/1998+                                                 $   5,451,875
             (Cost $2,973,392)

                                                           ---------------------

MASTER INVESTMENT TRUST CAPITAL APPRECIATION MASTER PORTFOLIO

                                                               INTEREST        MATURITY
 PRINCIPAL                                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 0.19%
             CONVERTIBLE CORPORATE BONDS - 0.19%
$   240,000  First Financial Management Corp                      5.00 %        12/15/99   $     381,600
             (Cost $240,000)

             SHORT-TERM INSTRUMENTS - 3.93%
             REPURCHASE AGREEMENTS - 3.93%
$ 7,699,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $   7,699,000
             (Cost $7,699,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $218,466,249)* (Notes 1 and 3)                     99.73%               $  195,596,311
              Other Assets and Liabilities, Net                         0.27                       536,566
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  196,132,877
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 18,683,712
Gross Unrealized Depreciation    (41,553,650)
                                ------------
NET UNREALIZED DEPRECIATION     $(22,869,938)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
100

                        MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 99.70%
     12,323  3Com Corp+                                                      $    580,561  $     403,578
     54,358  Abbott Laboratories                                                1,031,668      3,050,843
      9,534  Advanced Micro Devices+                                              197,756        395,661
     10,586  Aetna Inc                                                            840,280        909,073
      7,423  Ahmanson (H F) & Co                                                  147,061        270,940
      7,792  Air Products & Chemicals Inc                                         212,559        528,882
     35,063  Airtouch Communications+                                             562,510        806,449
      3,968  Alberto-Culver Co Class B                                             35,915        103,664
     17,588  Albertson's Inc                                                      217,934        597,992
     15,830  Alcan Aluminium Ltd                                                  303,165        536,241
     12,198  Allegheny Teledyne Inc                                               214,932        343,069
      4,550  Allergan Inc                                                         120,600        132,519
     19,778  Allied Signal Inc                                                    476,310      1,409,183
     31,156  Allstate Corp                                                        687,721      1,849,888
     13,290  Alltel Corp                                                          410,651        431,925
     12,094  Aluminum Co of America                                               352,003        822,392
      5,903  ALZA Corp+                                                           161,760        162,333
      8,560  Amdahl Corp+                                                         131,063         80,250
      6,553  Amerada Hess Corp                                                    257,262        347,309
     11,858  American Brands Inc                                                  360,966        600,311
     13,082  American Electric Power Inc                                          383,277        539,633
     33,172  American Express Corp                                                903,065      1,986,174
     14,246  American General Corp                                                299,370        580,525
      5,250  American Greetings Corp Class A                                       98,004        167,672
     44,682  American Home Products Corp                                        1,203,402      2,680,920
     32,845  American International Group Inc                                   1,100,120      3,855,182
     10,240  American Stores Co                                                   180,934        455,680
     38,452  Ameritech Corp                                                     1,046,091      2,364,798
     18,500  Amgen Inc+                                                           670,732      1,033,688
     34,790  Amoco Corp                                                         1,534,299      3,013,684
     15,395  AMP Inc                                                              423,515        529,203
      6,399  AMR Corp+                                                            430,208        527,918
      6,360  Andrew Corp+                                                          19,606        229,755
     34,972  Anheuser-Busch Inc                                                   677,903      1,473,196

                                                           ---------------------

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      7,544  Aon Corp                                                        $    410,062  $     462,070
      8,670  Apple Computer Inc+                                                  330,483        158,228
     12,652  Applied Materials Inc+                                               352,214        586,737
     38,032  Archer-Daniels-Midland Co                                            330,375        679,822
      7,563  Armco Inc+                                                            67,028         30,252
      2,877  Armstrong World Industries Inc                                       115,653        186,286
      3,037  ASARCO Inc                                                            76,480         85,416
      4,550  Ashland Inc                                                          164,936        183,138
    113,428  AT & T Corp                                                        2,861,931      3,941,623
     11,320  Atlantic Richfield Corp                                            1,024,712      1,528,200
      3,200  Autodesk Inc                                                          64,362         99,200
     20,408  Automatic Data Processing                                            332,742        854,585
     10,543  AutoZone Inc+                                                        287,810        237,218
      7,300  Avery Dennison Corp                                                   79,038        281,050
      9,308  Avon Products Inc                                                    176,928        488,670
     10,071  Baker Hughes Inc                                                     209,516        386,475
      2,191  Ball Corp                                                             71,009         58,062
     10,285  Baltimore Gas & Electric Co                                          217,179        275,124
     29,858  Banc One Corp                                                        818,209      1,186,856
     10,725  Bank of Boston Corp                                                  365,622        718,575
     27,474  Bank of New York Inc                                                 484,399      1,009,670
     25,106  BankAmerica Corp                                                     911,467      2,529,430
      5,717  Bankers Trust N Y Corp                                               295,265        468,794
      4,012  Bard (C R) Inc                                                        90,804        114,342
     13,622  Barnett Banks Inc                                                    262,471        633,423
     24,957  Barrick Gold Corp                                                    743,665        592,729
     15,708  Battle Mountain Gold Co                                              133,881        104,066
      3,868  Bausch & Lomb Inc                                                    115,883        152,786
     19,050  Baxter International Inc                                             412,094        821,531
     13,814  Bay Networks Inc+                                                    645,155        246,925
      8,716  Becton Dickinson & Co                                                146,479        392,220
     30,678  Bell Atlantic Corp                                                 1,256,930      1,867,523
     69,508  BellSouth Corp                                                     1,580,816      2,936,713
      3,644  Bemis Co Inc                                                          46,385        145,760
      3,806  Beneficial Corp                                                      115,777        245,963
      7,921  Bethlehem Steel Corp+                                                124,749         65,348
      7,019  Beverly Enterprises+                                                  87,648        100,021

------------------------
102

                        MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,050  Biomet Inc+                                                     $     76,638  $     135,844
      6,576  Black & Decker Corp                                                  146,228        211,254
      7,294  Block (H & R) Inc                                                    149,586        214,261
     25,118  Boeing Co                                                            853,096      2,477,263
      3,354  Boise Cascade Corp                                                   123,572        102,297
     12,463  Boston Scientific Corp+                                              309,817        769,590
      2,052  Briggs & Stratton Corp                                                38,349         92,084
     70,098  Bristol-Myers Squibb Co                                            1,791,038      4,135,782
      4,858  Brown-Forman Corp Class B                                            104,589        231,970
     14,858  Browning-Ferris Industries Inc                                       410,787        429,025
      6,869  Brunswick Corp                                                       126,150        184,604
     10,736  Burlington Northern Santa Fe                                         402,417        794,464
      8,748  Burlington Resources Inc                                             397,301        373,977
     10,942  Cabletron Systems Inc+                                               300,805        320,054
      2,744  Caliber System Inc                                                   111,791         72,716
     32,728  Campbell Soup Co                                                     398,141      1,517,761
     10,600  Carolina Power & Light Co                                            248,454        384,250
      5,154  Case Corp                                                            228,221        261,566
     13,406  Caterpillar Inc                                                      361,387      1,075,832
      1,954  Centex Corp                                                           37,882         68,879
     14,742  Central & South West Corp                                            292,833        315,110
      4,796  Ceridian Corp+                                                       132,938        172,057
      6,698  Champion International Corp                                          224,240        304,759
      7,406  Charming Shoppes Inc+                                                 93,828         39,807
     30,680  Chase Manhattan Bank                                               1,060,641      2,872,415
     45,646  Chevron Corp                                                       1,422,168      3,178,103
     49,191  Chrysler Corp                                                        788,617      1,475,730
     12,148  Chubb Corp                                                           302,519        654,474
      5,249  CIGNA Corp                                                           336,284        767,010
      2,792  Cincinnati Milacron Inc                                               62,425         52,350
     11,071  Cinergy Corp                                                         236,765        377,798
      6,900  Circuit City Stores Inc                                              103,272        230,288
     46,042  Cisco Systems Inc+                                                 1,125,148      2,215,771
     32,432  Citicorp                                                           1,210,612      3,510,764
      3,586  Clorox Co                                                            130,548        402,080
      7,382  Coastal Corp                                                         181,356        354,336
    174,152  Coca-Cola Co                                                       1,846,242      9,730,743

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     11,932  Cognizant Corp                                                  $    352,002  $     347,520
     10,273  Colgate-Palmolive Co                                                 376,511      1,023,448
      3,898  Columbia Gas System Inc                                              162,585        225,597
     47,000  Columbia HCA Healthcare Corp                                       1,155,579      1,580,375
     22,863  Comcast Corp Class A                                                 472,279        385,813
      7,555  Comerica Inc                                                         285,496        425,913
     18,935  Compaq Computer Corp+                                                280,566      1,450,894
     25,513  Computer Associates International Inc                                218,239        991,818
      5,286  Computer Sciences Corp+                                              189,180        326,411
     16,845  ConAgra Inc                                                          368,829        913,841
      5,603  Conrail Inc                                                          328,832        631,738
     11,859  Conseco Inc                                                          428,052        422,477
     16,464  Consolidated Edison Co                                               405,086        493,920
      6,599  Consolidated Natural Gas Co                                          262,932        332,425
      7,544  Cooper Industries Inc                                                274,807        327,221
      5,750  Cooper Tire & Rubber Co                                               72,448        106,375
      2,659  Coors (Adolph) Co Class B                                             54,512         56,504
     15,599  CoreStates Financial Corp                                            455,802        740,953
     16,072  Corning Inc                                                          323,539        713,195
     14,684  Costco Companies Inc+                                                291,444        405,646
     10,028  CPC International Inc                                                311,953        822,296
      3,216  Crane Co                                                              38,873        100,902
      8,951  Crown Cork & Seal Co                                                 248,955        462,095
     15,210  CSX Corp                                                             337,488        707,265
     27,792  CUC International Inc+                                               552,116        625,320
      2,784  Cummins Engine Co Inc                                                 94,909        142,680
      7,424  CVS Corp                                                             248,060        342,432
      6,493  Cyprus Amax Minerals                                                 170,409        154,209
      7,100  Dana Corp                                                            147,622        233,413
     11,002  Darden Restaurants Inc                                                71,472         86,641
      2,740  Data General Corp+                                                    65,481         46,580
     15,142  Dayton-Hudson Corp                                                   281,290        632,179
     22,466  Dean Witter Discover & Co                                            383,667        783,502
     18,091  Deere & Co                                                           289,791        786,959
     12,294  Dell Computer Corp+                                                  415,866        831,382
      5,184  Delta Air Lines Inc                                                  357,330        436,104
      5,796  Deluxe Corp                                                          205,906        187,646

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,865  Digital Equipment Corp+                                         $  1,071,270  $     297,429
      7,918  Dillard Department Stores Inc Class A                                180,564        249,417
     47,494  Disney (Walt) Co                                                   1,581,863      3,467,062
     12,640  Dominion Resources Inc                                               403,836        459,780
     10,554  Donnelley (R R) & Sons Co                                            233,054        368,071
      7,904  Dover Corp                                                           137,562        414,960
     16,989  Dow Chemical Co                                                      911,794      1,359,120
      6,795  Dow Jones & Co Inc                                                   264,919        276,047
     12,339  Dresser Industries Inc                                               216,981        373,255
      8,182  DSC Communications Corp+                                              87,435        171,311
     10,152  DTE Energy Co                                                        226,778        272,835
     14,146  Duke Power Co                                                        375,038        624,192
     11,932  Dun & Bradstreet Corp                                                241,532        302,775
     39,411  DuPont (E I) de Nemours                                            1,667,286      4,177,566
      1,464  Eastern Enterprises                                                   40,702         45,201
      5,406  Eastman Chemical Co                                                  221,839        290,573
     23,275  Eastman Kodak Co                                                     922,832      1,765,991
      5,388  Eaton Corp                                                           184,321        381,875
      4,371  Echlin Inc                                                            83,323        148,614
      9,700  Echo Bay Mines Ltd                                                   132,550         64,263
      4,500  Ecolab Inc                                                            65,639        171,000
     30,312  Edison International                                                 536,682        682,020
      3,326  EG & G Inc                                                            62,929         69,430
     16,283  EMC Corp+                                                            355,516        578,047
     31,464  Emerson Electric Co                                                  676,909      1,415,880
     10,072  Engelhard Corp                                                        85,878        211,512
     17,832  Enron Corp                                                           295,762        677,616
      4,829  Enserch Corp                                                          97,159         98,995
     16,184  Entergy Corp                                                         366,514        396,508
     86,936  Exxon Corp                                                         4,147,874      9,367,354
      7,956  Federal Express Corp+                                                237,823        414,707
     50,000  Federal Home Loan Mortgage Corp                                      591,061      1,362,500
     76,400  Federal National Mortgage Assoc                                      742,818      2,759,950
     14,553  Federated Department Stores Inc+                                     396,592        478,430
      7,387  Fifth Third Bancorp                                                  430,623        572,493
      9,448  First Bank System Inc                                                496,807        689,704
     22,294  First Chicago NBD Corp                                               500,710      1,206,663

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     31,326  First Data Corp                                                 $    898,891  $   1,061,168
     19,866  First Union Corp                                                     688,950      1,611,629
     18,404  Fleet Financial Group Inc                                            527,074      1,053,629
      2,446  Fleetwood Enterprises Inc                                             40,942         61,150
      2,650  Fleming Co Inc                                                        79,714         46,375
      5,826  Fluor Corp                                                           157,863        305,865
      2,567  FMC Corp+                                                             92,149        157,229
     82,936  Ford Motor Co                                                      1,912,562      2,602,117
      2,832  Foster Wheeler Corp                                                   65,292        100,182
     12,837  FPL Group Inc                                                        425,808        566,433
     13,519  Freeport McMoRan Copper & Gold Inc Class B                           370,503        410,640
     11,494  Frontier Corp                                                        260,316        205,455
      5,419  Fruit of the Loom Inc Class A+                                       147,879        224,889
      9,849  Gannett Co Inc                                                       443,402        845,783
     19,884  Gap Inc                                                              203,869        666,114
      4,428  General Dynamics Corp                                                101,324        298,337
    115,278  General Electric Co                                                3,653,917     11,441,342
      9,589  General Instrument Corp+                                             260,295        219,348
     11,302  General Mills Inc                                                    363,405        702,137
     52,932  General Motors Corp                                                2,203,245      2,931,110
      5,763  General Re Corp                                                      438,892        910,554
      3,468  General Signal Corp                                                   95,658        135,686
      8,387  Genuine Parts Co                                                     225,746        391,044
      6,435  Georgia-Pacific Corp                                                 316,591        466,538
      4,200  Giant Food Inc Class A                                                95,526        134,400
      2,350  Giddings & Lewis Inc                                                  52,450         34,956
     38,793  Gillette Co                                                        1,069,553      2,817,342
      4,050  Golden West Financial                                                108,267        254,138
      3,732  Goodrich (B F) Co                                                     90,611        136,685
     10,876  Goodyear Tire & Rubber Co                                            306,998        568,271
      8,427  GPU Inc                                                              254,245        270,717
      5,797  Grace W.R. & Co                                                      306,354        274,633
      3,692  Grainger (W W) Inc                                                   127,421        273,208
      2,643  Great Atlantic & Pacific Tea Co                                       94,974         67,066
      4,400  Great Lakes Chemical Corp                                            244,433        202,400
      9,588  Great Western Financial Corp                                         181,805        387,116
      9,601  Green Tree Financial Inc                                             325,389        324,034

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     67,331  GTE Corp                                                        $  1,876,702  $   3,139,308
      5,213  Guidant Corp                                                         293,950        320,600
      8,766  Halliburton Co                                                       304,442        593,897
      4,926  Harcourt General Inc                                                 117,890        229,059
      2,200  Harland (John H) Co                                                   53,487         52,250
      3,466  Harnischfeger Industries Inc                                          85,982        161,169
      7,212  Harrah's Entertainment Inc+                                           50,984        123,506
      2,758  Harris Corp                                                           97,719        212,021
      9,082  Hasbro Inc                                                           111,503        248,620
     21,962  Healthsouth Corp+                                                    445,017        420,023
     25,689  Heinz (H J) Co                                                       489,996      1,014,716
      1,700  Helmerich & Payne Inc                                                 41,748         78,625
      7,206  Hercules Inc                                                         140,374        304,454
     10,722  Hershey Foods Corp                                                   176,112        536,100
     71,192  Hewlett Packard Co                                                 1,106,391      3,790,974
      8,971  HFS Inc+                                                             589,791        528,168
     17,293  Hilton Hotels Corp                                                   214,776        419,355
     33,640  Home Depot Inc                                                       645,620      1,799,740
     10,290  Homestake Mining Co                                                  160,863        155,636
      8,804  Honeywell Inc                                                        201,124        597,572
      6,800  Household International Inc                                          188,946        583,950
     16,388  Houston Industries Inc                                               295,487        342,100
     11,328  Humana Inc+                                                          316,680        249,216
      9,460  IKON Office Solutions                                                185,838        316,910
      8,714  Illinois Tool Works Inc                                              241,154        711,280
     11,738  Inco Ltd                                                             290,210        382,952
      7,634  Ingersoll-Rand Co                                                    163,550        333,033
      3,400  Inland Steel Industries Inc                                           93,798         66,300
     57,460  Intel Corp                                                           765,402      7,994,123
      3,298  Intergraph Corp+                                                      75,324         25,560
     36,204  International Business Machines Corp                               4,519,275      4,973,525
      7,763  International Flavors & Fragrances                                   164,066        339,631
     21,031  International Paper Co                                               578,587        817,580
      5,700  Interpublic Group Cos Inc                                            195,637        300,675
      8,169  ITT Corp+                                                            221,614        480,950
      8,169  ITT Hartford Group Inc                                               208,599        589,189
      8,269  ITT Industries Inc                                                    95,017        185,019

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,008  James River Corp                                                $    175,222  $     174,983
      5,003  Jefferson-Pilot Corp                                                  95,337        272,038
     93,198  Johnson & Johnson                                                  1,525,485      4,927,844
      2,917  Johnson Controls Inc                                                  99,990        234,819
      2,700  Jostens Inc                                                           69,906         61,088
     33,760  K Mart Corp                                                          641,385        409,340
      2,727  Kaufman & Broad Home Corp                                             35,122         36,133
     14,735  Kellogg Co                                                           541,912        990,929
      3,383  Kerr-McGee Corp                                                      133,022        209,323
     15,772  KeyCorp                                                              504,844        768,885
     19,794  Kimberly-Clark Corp                                                  624,543      1,967,029
      2,600  King World Productions+                                               59,722         94,900
      6,576  Knight-Ridder Inc                                                    175,897        262,218
      8,870  Kroger Co+                                                           139,355        450,153
     21,964  Laidlaw Inc Class B                                                  197,717        302,005
     38,574  Lilly (Eli) & Co                                                   1,106,619      3,172,712
     18,985  Limited Inc                                                          400,080        348,849
      7,280  Lincoln National Corp                                                232,565        389,480
      4,992  Liz Claiborne Inc                                                    149,658        217,776
     13,530  Lockheed Martin Corp                                                 476,761      1,136,520
      8,026  Loews Corp                                                           448,417        713,311
      2,790  Longs Drug Stores Corp                                                49,059         65,565
      2,353  Louisiana Land & Exploration Co                                       89,374        111,473
      7,612  Louisiana-Pacific Corp                                               113,437        157,949
     12,110  Lowe's Co Inc                                                        159,608        452,611
      9,002  LSI Logic Corp+                                                      326,921        312,820
     44,633  Lucent Technologies Inc                                            1,541,268      2,354,391
      5,154  Mallinckrodt Inc                                                     105,656        211,958
      4,401  Manor Care Inc                                                        45,653        107,274
      9,004  Marriott International                                               233,209        447,949
      5,050  Marsh & McLennan Companies Inc                                       370,330        571,913
     11,186  Masco Corp                                                           333,496        399,900
     20,182  Mattel Inc                                                           225,398        484,368
     17,110  May Department Stores Co                                             378,218        778,505
      6,968  Maytag Corp                                                          150,757        143,715
      3,032  MBIA Inc                                                             313,496        290,693
     23,362  MBNA Corp                                                            143,752        651,216

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,834  McDermott International Inc                                     $     91,348  $      81,952
     48,866  McDonald's Corp                                                      808,775      2,308,919
     14,826  McDonnell Douglas Corp                                               191,145        904,386
      6,916  McGraw-Hill Inc                                                      226,783        353,581
     47,942  MCI Communications                                                   693,836      1,707,934
      3,659  Mead Corp                                                            123,154        193,927
     16,804  Medtronic Inc                                                        223,760      1,046,049
      9,054  Mellon Bank Corp                                                     310,580        658,679
      2,562  Mercantile Stores Co Inc                                             106,216        118,813
     84,355  Merck & Co Inc                                                     2,331,993      7,106,909
      3,792  Meredith Corp                                                         32,768         87,690
     11,513  Merrill Lynch & Co Inc                                               269,981        988,679
      4,114  MGIC Investment Corp                                                 257,711        291,066
     14,594  Micron Technology Inc                                                279,629        591,057
     84,237  Microsoft Corp+                                                    2,480,314      7,723,480
      3,000  Millipore Corp                                                        56,557        127,125
     29,213  Minnesota Mining & Manufacturing Co                                1,065,280      2,468,499
     27,540  Mobil Corp                                                         1,497,196      3,597,413
     41,190  Monsanto Co                                                          422,197      1,575,518
      7,000  Moore Corp Ltd                                                       170,585        140,000
     13,028  Morgan (J P) & Co Inc                                                640,513      1,280,001
     10,648  Morgan Stanley Group                                                 529,144        625,570
      9,956  Morton International Inc                                             156,306        420,641
     41,472  Motorola Inc                                                         905,689      2,503,872
        595  NACCO Industries Inc Class A                                          22,972         29,304
      4,750  Nalco Chemical Co                                                    131,727        177,531
     15,620  National City Corp                                                   485,021        728,283
      9,701  National Semiconductor+                                              131,158        266,778
      3,327  National Service Industries Inc                                       84,656        130,169
     53,940  NationsBank                                                        1,144,941      2,986,928
      5,197  Navistar International+                                              164,224         48,722
      6,753  New York Times Co Class A                                            208,711        297,976
     11,100  Newell Co                                                            178,643        371,850
      6,982  Newmont Mining Corp                                                  181,285        270,553
     10,067  Niagara Mohawk Power Corp+                                           175,094         85,570
      3,500  NICOR Inc                                                             72,450        112,000
     20,200  Nike Inc Class B                                                     165,594      1,252,400

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      9,600  NorAm Energy Corp                                               $    177,722  $     140,400
      5,650  Nordstrom Inc                                                        177,378        213,994
      8,755  Norfolk Southern Corp                                                360,074        746,364
      4,833  Northern States Power Co                                             174,170        228,963
     18,087  Northern Telecom Ltd                                                 476,812      1,182,438
      4,058  Northrop Grumman Corp                                                166,620        306,886
     25,927  Norwest Corp                                                         472,690      1,199,124
     23,968  Novell Inc+                                                          575,907        227,696
      6,126  Nucor Corp                                                           111,250        280,265
     30,820  NYNEX Corp                                                         1,112,475      1,406,163
     22,976  Occidental Petroleum Corp                                            639,860        565,784
     10,660  Ohio Edison Co                                                       219,492        225,193
      1,860  ONEOK Inc                                                             31,161         48,360
     47,329  Oracle Systems Corp+                                                 316,343      1,825,125
      7,272  Oryx Energy Co+                                                      192,170        139,986
      3,593  Owens Corning Fiberglass Corp                                         91,088        144,618
      2,685  PACCAR Inc                                                            89,448        179,224
      5,993  Pacific Enterprises                                                  244,567        181,288
     29,972  Pacific Telesis Group                                                615,339      1,131,443
     20,650  PacifiCorp                                                           396,053        441,394
      8,750  Pall Corp                                                            110,409        202,344
     10,612  Panenergy Corp                                                       251,338        457,643
      5,203  Parker Hannifin Corp                                                 112,881        222,428
     15,518  PECO Energy Co                                                       345,540        316,179
     17,305  Penney (J C) Co Inc                                                  530,110        824,151
      3,267  Pennzoil Co                                                          217,724        169,067
      2,494  Peoples Energy Corp                                                   58,826         82,614
      4,400  Pep Boys-Manny Moe & Jack                                             75,087        132,000
    108,728  Pepsico Inc                                                        1,140,576      3,547,251
      3,071  Perkin-Elmer Corp                                                    106,721        197,696
     45,160  Pfizer Inc                                                         1,097,823      3,799,085
     28,848  PG&E Corp                                                            711,694        677,928
     35,567  Pharmacia and Upjohn Inc                                           1,111,125      1,302,641
      4,520  Phelps Dodge Corp                                                    132,124        330,525
     56,988  Philip Morris Co Inc                                               2,248,365      6,503,756
     18,419  Phillips Petroleum Co                                                367,278        752,877
      5,728  Pioneer Hi Bred International Inc                                    216,791        360,148

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,376  Pitney Bowes Inc                                                $    255,415  $     609,590
     16,763  Placer Dome Inc                                                      261,346        303,829
     23,857  PNC Bank Corp                                                        628,588        954,280
      3,209  Polaroid Corp                                                        111,857        127,558
      1,971  Potlatch Corp                                                         70,259         81,057
     11,376  PP & L Resources Inc                                                 293,735        230,364
     12,870  PPG Industries Inc                                                   317,672        694,980
     10,994  Praxair Inc                                                          193,992        493,356
     47,706  Procter & Gamble Co                                                1,554,084      5,486,190
      6,540  Providian Corp                                                       157,492        349,890
     16,671  Public Services Enterprise Group                                     449,373        437,614
      1,638  Pulte Corp                                                            26,908         47,912
      9,480  Quaker Oats Co                                                       227,455        346,020
      7,470  Ralston-Purina Group                                                 286,765        583,594
      3,100  Raychem Corp                                                         133,260        255,363
     16,476  Raytheon Co                                                          344,484        743,480
      3,904  Reebok International Ltd                                              87,829        175,192
      3,836  Republic New York Corp                                               225,240        338,048
      4,420  Reynolds Metals Co                                                   197,904        274,040
      8,582  Rite Aid Corp                                                        218,198        360,444
     15,274  Rockwell International Corp (New)                                    388,578        990,901
      4,509  Rohm & Haas Co                                                       188,776        337,611
      5,939  Rowan Co Inc+                                                         49,274        134,370
     37,546  Royal Dutch Petroleum Co                                           2,552,160      6,570,550
     10,504  Rubbermaid Inc                                                       203,716        261,287
      2,670  Russell Corp                                                          56,469         95,453
      5,756  Ryder System Inc                                                     153,438        168,363
      8,866  SAFECO Corp                                                          161,208        354,640
      4,100  Safety-Kleen Corp                                                    106,229         60,475
      7,668  Salomon Inc                                                          280,738        382,442
      6,411  Santa Fe Energy Resources Inc+                                        39,779         88,953
      9,183  Santa Fe Pacific Gold Corp                                           158,960        151,520
     33,876  Sara Lee Corp                                                        532,335      1,371,978
     42,216  SBC Communication Inc                                              1,039,358      2,221,617
     25,836  Schering-Plough Corp                                                 482,611      1,879,569
     17,231  Schlumberger Ltd                                                     828,816      1,848,025
      5,396  Scientific-Atlanta Inc                                                33,627         82,289

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
  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     17,546  Seagate Technology Inc+                                         $    499,699  $     787,377
     26,124  Seagram Co Ltd                                                       542,741        999,243
     27,391  Sears Roebuck & Co                                                   566,487      1,376,398
     16,502  Service Corp International                                           191,468        490,935
      1,662  Shared Medical System Corp                                            47,469         77,283
     11,972  Sherwin Williams Co                                                  113,394        323,244
      7,024  Sigma-Aldrich Corp                                                   134,320        216,866
     12,246  Silicon Graphics Inc+                                                399,726        238,797
      4,259  Snap-On Inc                                                           96,690        165,036
      6,010  Sonat Inc                                                            116,983        327,545
     47,182  Southern Co                                                          673,226        996,720
     10,174  Southwest Airlines Co                                                290,550        225,100
      1,365  Springs Industries Inc Class A                                        46,634         61,084
     30,100  Sprint Corp                                                          926,819      1,369,550
      5,622  St Jude Medical Inc+                                                 128,180        187,634
      5,806  St Paul Co Inc                                                       164,552        376,664
      6,210  Stanley Works                                                        108,263        235,204
      6,941  Stone Container Corp                                                 152,501         77,219
      3,550  Stride Rite Corp                                                      56,185         53,250
      5,107  Sun Co Inc                                                           163,803        133,420
     25,700  Sun Microsystems Inc+                                                185,667        742,088
     15,600  SunTrust Banks Inc                                                   214,447        723,450
      4,752  Supervalu Inc                                                        126,495        141,372
     12,542  Sysco Corp                                                           179,665        427,996
      8,218  Tandem Computers Inc+                                                185,381         97,589
      4,059  Tandy Corp                                                           169,051        203,457
      2,257  Tektronix Inc                                                         70,229        113,979
     46,488  Tele-Communication Inc Class A+                                      570,050        557,856
     12,528  Tellabs Inc+                                                         299,623        452,574
      3,896  Temple-Inland Inc                                                    131,169        204,540
     21,134  Tenet Healthcare Corp+                                               390,441        520,425
     11,914  Tenneco                                                              475,064        464,646
     18,492  Texaco Inc                                                           888,739      2,024,874
     13,360  Texas Instruments Inc                                                376,435      1,000,330
     15,712  Texas Utilities Co                                                   553,753        538,136
      5,796  Textron Inc                                                          205,284        608,580
     10,482  Thermo Electron Corp+                                                429,359        323,632

------------------------
112

                        MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,743  Thomas & Betts Corp                                             $    121,189  $     160,013
     39,802  Time Warner Inc                                                    1,203,578      1,721,437
      6,952  Times Mirror Co Class A                                              179,779        379,753
      2,188  Timken Co                                                             65,019        117,058
      5,460  TJX Companies Inc                                                    117,786        233,415
      4,900  Torchmark Corp                                                       153,131        271,338
     20,350  Toys R Us Inc+                                                       455,843        569,800
      4,665  Transamerica Corp                                                    193,384        417,518
     44,848  Travelers Group Inc                                                  719,624      2,147,098
      8,622  Tribune Co                                                           181,282        349,191
      1,974  Trinova Corp                                                          55,067         66,129
      8,836  TRW Inc                                                              231,424        457,263
      4,400  Tupperware Corp+                                                      68,623        147,400
     11,622  Tyco International Ltd                                               309,466        639,210
     10,548  U.S. Bancorp                                                         265,188        564,318
      2,357  U.S. Life Corp                                                        45,095        110,190
     33,432  U.S. West Inc                                                        662,697      1,136,688
     43,658  U.S. West Media Group+                                               642,672        813,130
     15,094  Unicom Corp                                                          512,984        294,333
     11,165  Unilever NV                                                          788,185      2,079,481
      4,882  Union Camp Corp                                                      201,562        230,064
      8,929  Union Carbide Corp                                                   121,241        395,108
      7,100  Union Electric Co                                                    241,852        261,813
     17,110  Union Pacific Corp                                                   521,918        970,993
     17,495  Union Pacific Resources Group Inc                                    338,173        467,991
     12,273  Unisys Corp+                                                         312,986         78,240
     12,865  United Healthcare Corp                                               601,756        612,696
      4,350  United States Surgical                                               395,823        132,675
     16,856  United Technologies Corp                                             449,809      1,268,414
     17,560  Unocal Corp                                                          374,437        669,475
      5,127  UNUM Corp                                                            290,945        374,271
      4,510  USAir Group Inc+                                                     141,517        110,495
      8,125  USF & G Corp                                                         238,787        174,688
     13,040  UST Inc                                                              195,462        363,490
     20,122  USX - Marathon Group                                                 480,791        560,901
      5,890  USX - US Steel Group                                                 160,959        156,821
      4,466  VF Corp                                                              175,532        298,664

                                                           ---------------------

MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     24,711  Viacom Inc Class B+                                             $    853,366  $     818,552
     11,593  Wachovia Corp                                                        457,633        631,819
    160,514  Wal Mart Stores Inc                                                2,196,751      4,474,328
     17,180  Walgreen Co                                                          207,796        719,413
     18,936  Warner Lambert Co                                                    453,662      1,637,964
      6,518  Wells Fargo & Co                                                     559,126      1,851,927
      9,059  Wendy's International Inc                                            119,752        186,842
      3,801  Western Atlas Inc+                                                   113,803        230,436
     42,096  Westinghouse Electric Corp                                           982,547        747,204
      7,089  Westvaco Corp                                                        141,701        178,111
     13,862  Weyerhaeuser Co                                                      450,594        618,592
      5,154  Whirlpool Corp                                                       205,898        245,459
      7,238  Whitman Corp                                                          87,303        177,331
      3,836  Willamette Industries Inc                                            262,635        239,750
     10,992  Williams Co Inc                                                      149,048        489,144
     10,536  Winn-Dixie Stores Inc                                                171,408        347,688
     33,936  WMX Technologies Inc                                                 897,208      1,039,290
      9,298  Woolworth Corp+                                                      236,625        217,341
     60,992  WorldCom Inc+                                                      1,497,583      1,341,824
      6,675  Worthington Industries Inc                                            80,418        127,659
      8,110  Wrigley (Wm) Jr Co                                                   129,972        473,421
     22,732  Xerox Corp                                                           563,495      1,292,825
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $203,647,214  $ 405,787,689

------------------------
114

                        MASTER INVESTMENT TRUST CORPORATE STOCK MASTER PORTFOLIO

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 0.68%
$   435,000  U.S. Treasury Bills                                   4.93%(F)     04/24/97   $     433,511
     29,000  U.S. Treasury Bills                                   4.94(F)      04/17/97          28,936
    470,000  U.S. Treasury Bills                                   4.98(F)      04/03/97         469,800
     32,000  U.S. Treasury Bills                                   5.14(F)      05/01/97          31,866
    106,000  U.S. Treasury Bills                                   5.16(F)      06/05/97         105,018
     55,000  U.S. Treasury Bills                                   5.17(F)      06/19/97          54,366
    549,000  U.S. Treasury Bills                                   5.18(F)      05/15/97         545,476
    328,000  U.S. Treasury Bills                                   5.19(F)      05/22/97         325,509
    762,000  U.S. Treasury Bills                                   5.20(F)      05/29/97         755,249
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   2,749,731
             (Cost $2,750,741)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $206,397,955)* (Notes 1 and 3)                    100.38%               $  408,537,420
              Other Assets and Liabilities, Net                        (0.38)                   (1,533,997)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  407,003,423
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $209,636,390
Gross Unrealized Depreciation     (7,496,925)
                                ------------
NET UNREALIZED APPRECIATION     $202,139,465
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO
-------------------------------------------------
PORTFOLIO OF INVESTMENTS  - MARCH 31, 1997

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 83.95%
             ADVERTISING - 2.86%
     54,125  HA-LO Industries Inc+                                           $  1,154,104  $     825,406
      9,000  Outdoor Systems Inc+                                                 250,500        268,875
                                                                             ------------  --------------
                                                                             $  1,404,604  $   1,094,281

             BIOTECHNOLOGY - 1.61%
     52,000  Neurex Corp+                                                    $    852,750  $     617,500

             CAPITAL GOODS - 9.15%
      6,000  Advanced Digital Information Corp+                              $    102,000  $      76,500
     20,000  Bitstream Inc+                                                       115,420         87,500
      7,000  Checkfree Corp+                                                      103,250         84,875
     20,000  Crystal Systems Solutions+                                           150,000        240,000
      5,000  ESS Technology Inc+                                                  161,656        121,250
     27,000  ILOG SA-Sponsored ADR+                                               304,200        195,750
     20,000  Integrated Circuit Systems+                                          270,626        285,000
     37,000  Integrated Process Equipment Corp+                                   904,695        619,750
     30,000  Inter-Tel Inc+                                                       594,375        341,250
     14,000  Neomagic Corp+                                                       169,250        176,750
     20,000  Planning Sciences Int-SP ADR+                                        285,938        180,000
     34,000  Siebel Systems Inc+                                                  603,750        569,500
     25,000  Talx Corp+                                                           233,750        193,750
     20,000  Xcellenet Inc+                                                       354,371        330,000
                                                                             ------------  --------------
                                                                             $  4,353,281  $   3,501,875

             COMMERCIAL SERVICES - 0.42%
     20,000  Stericycle Inc+                                                 $    187,500  $     160,000

------------------------
116

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE - 1.17%
     14,000  Integrated Systems Inc+                                         $    361,875  $     189,000
     10,023  Pure Atria Corp+                                                     324,795        171,017
      3,000  Veritas Software Corp+                                               132,500         88,875
                                                                             ------------  --------------
                                                                             $    819,170  $     448,892

             COMPUTER SYSTEMS - 1.99%
     31,500  Clarify Inc+                                                    $    917,869  $     759,938

             CONSUMER - BASIC - 9.82%
     10,000  Algos Pharmaceuticals Corp+                                     $    197,080  $     167,500
     20,500  Enterprises Systems Inc+                                             504,479        461,250
     13,500  Medicis Pharmaceutical Corp+                                         416,875        401,625
     32,500  Orthodontic Centers of America Inc+                                  685,314        438,750
     17,391  Pathogenesis Corp+                                                   365,859        434,775
     29,000  Renal Treatment Centers+                                             843,399        652,500
     30,000  Selfcare Inc+                                                        300,000        262,500
     35,000  Suiza Foods Corp+                                                    770,000        936,250
                                                                             ------------  --------------
                                                                             $  4,083,006  $   3,755,150

             CONSUMER-DISCRETIONARY - 6.11%
     38,000  Equity Corp International+                                      $    771,750  $     798,000
     40,000  North Cranberries Inc                                                931,550        725,000
     20,000  Prime Hospitality Corp+                                              351,015        312,500
     55,556  Quadrax Corp+                                                         81,598         38,195
     14,000  UOL Publishing Inc+                                                  182,000        168,000
     18,900  V-One Corp+                                                           94,500        108,675
     20,000  Viisage Technology+                                                  217,813        187,500
                                                                             ------------  --------------
                                                                             $  2,630,226  $   2,337,870

             ELECTRICAL EQUIPMENT - 0.47%
     31,500  Interlink Electronics Inc+                                      $    216,563  $     181,125

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 5.83%
     24,000  American Exploration Co+                                        $    311,320  $     270,000
     32,000  American Oilfield Divers Inc+                                        396,906        360,000
     20,000  Marine Drilling Co Inc+                                              332,500        355,000
     20,000  Pride Petroleum Services Inc+                                        447,500        415,000
      8,000  Production Operators Corp+                                           389,000        453,000
     16,000  Smedvig ASA - Sponsored ADR Class B+                                 352,918        378,000
                                                                             ------------  --------------
                                                                             $  2,230,144  $   2,231,000

             ENTERTAINMENT & LEISURE - 3.12%
     32,000  Family Golf Centers Inc+                                        $    920,875  $     626,000
     21,000  Regal Cinemas Inc+                                                   537,200        567,000
                                                                             ------------  --------------
                                                                             $  1,458,075  $   1,193,000

             FINANCE & RELATED - 7.69%
     35,000  Applied Graphics Technologies+                                  $    940,000  $   1,238,125
      7,000  Criimi Mae Inc                                                       118,642        103,250
     25,000  Envoy Corp (New)+                                                    838,125        584,375
     22,000  IMC Mortgage Co+                                                     404,313        324,500
     15,000  Redwood Trust Inc                                                    477,500        693,750
                                                                             ------------  --------------
                                                                             $  2,778,580  $   2,944,000

             FOOD & RELATED - 0.48%
     15,000  NuCo2 Inc+                                                      $    326,250  $     183,750

             GENERAL BUSINESS & RELATED - 12.37%
     15,000  American Residential Services+                                  $    250,635  $     286,875
     14,391  Billing Information Concepts+                                        446,221        345,384
     20,000  Education Management Corp+                                           300,000        455,000
     40,000  Intelligroup Inc+                                                    434,941        405,000
     16,400  NCO Group+                                                           251,325        358,750
     25,000  NHP Inc+                                                             475,000        581,250
     32,000  Renter's Choice Inc+                                                 561,688        460,000
     24,000  Romac International Inc+                                             581,317        424,500
     16,000  Staffmark Inc+                                                       222,264        210,000

------------------------
118

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     36,000  Superior Telecom Inc+                                           $    863,193  $     747,000
     67,000  VDI Media Corp+                                                      468,045        460,625
                                                                             ------------  --------------
                                                                             $  4,854,629  $   4,734,384

             HEALTHCARE - 1.63%
     20,000  Genesis Health Ventures Inc+                                    $    632,800  $     625,000

             MANUFACTURING PROCESSING - 8.11%
     30,000  Cima Labs Inc+                                                  $    213,750  $     180,000
     30,000  Costilla Energy Inc+                                                 376,250        435,000
     11,000  Eagle Hardware & Garden+                                             211,750        198,000
      6,680  Fresenius Medical Care - ADR+                                        151,682        203,740
     35,000  Imperial Credit Industries+                                          637,403        704,375
     13,000  KOS Pharmaceuticals Inc+                                             195,000        260,000
     47,000  Philip Environmental Inc+                                            601,188        710,875
     42,000  Sunquest Information Systems+                                        678,500        409,500
                                                                             ------------  --------------
                                                                             $  3,065,523  $   3,101,490

             MEDICAL EQUIPMENT & SUPPLIES - 1.49%
     25,000  Endosonics Corp+                                                $    346,275  $     237,500
     23,000  Ultrafem Inc+                                                        370,702        330,625
                                                                             ------------  --------------
                                                                             $    716,977  $     568,125

             MISCELLANEOUS STOCKS - 4.11%
     28,000  JDA Software Group Inc+                                         $    717,417  $     570,500
     48,169  Mail Boxes Etc+                                                      967,555      1,002,517
                                                                             ------------  --------------
                                                                             $  1,684,972  $   1,573,017

             PHARMACEUTICALS - 0.60%
     10,000  Anesta Corp+                                                    $    135,000  $     172,500
     10,000  Aronex Pharmaceuticals Inc+                                          103,750         57,500
                                                                             ------------  --------------
                                                                             $    238,750  $     230,000

                                                           ---------------------

MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             SHELTER & RELATED - 1.19%
     18,750  American Homestar Corp+                                         $    343,750  $     328,125
     17,000  Colonial Downs Holdings Class A+                                     162,375        125,375
                                                                             ------------  --------------
                                                                             $    506,125  $     453,500

             TELECOMMUNICATIONS - 1.63%
     20,000  Intermedia Communications Inc+                                  $    614,653  $     332,500
     25,000  Winstar Communications Inc+                                          471,250        290,625
                                                                             ------------  --------------
                                                                             $  1,085,903  $     623,125

             TRANSPORTATION - 1.24%
     18,000  Atlas Air Inc+                                                  $    636,643  $     472,500

             UTILITIES - 0.86%
     10,000  KCS Energy                                                      $    335,000  $     328,750
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $ 36,015,340  $  32,118,272

------------------------
120

                              MASTER INVESTMENT TRUST SMALL CAP MASTER PORTFOLIO

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 15.38%
             REPURCHASE AGREEMENTS - 15.38%
$ 1,465,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        04/01/97   $   1,465,000
  1,700,000  HSBC Securities Inc Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.38          04/01/97       1,700,000
  1,638,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          04/01/97       1,638,000
  1,082,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.20          04/01/97       1,082,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,885,000
             (Cost $5,885,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $41,900,340)* (Notes 1 and 3)                      99.33%               $   38,003,272
              Other Assets and Liabilities, Net                         0.67                       256,543
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   38,259,815
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,026,978
Gross Unrealized Depreciation     (5,924,046)
                                ------------
NET UNREALIZED DEPRECIATION     $ (3,897,068)
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
122

                              STATEMENT OF ASSETS & LIABILITIES - MARCH 31, 1997

                                                  CAPITAL        CORPORATE
                                             APPRECIATION            STOCK       SMALL CAP
                                                   MASTER           MASTER          MASTER
                                                PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value
    (see cost below)                         $195,596,311     $408,537,420     $38,003,272
  Cash                                             50,943            8,732         218,696
Receivables:
  Dividends and Interest                           39,764          649,280          10,039
  Investment securities sold                    1,767,330                0         244,255
Prepaid expenses and other assets                 183,380                0               0
TOTAL ASSETS                                  197,637,728      409,195,432      38,476,262
LIABILITIES
Payables:
  Investment securities purchased               1,337,974           27,568         130,980
  Distribution to beneficial interest
    holders                                             0        1,500,089          21,268
  Due to adviser (Note 2)                         148,218          634,128          30,440
  Other                                            18,659           30,224          33,759
TOTAL LIABILITIES                               1,504,851        2,192,009         216,447

TOTAL NET ASSETS
                                             $196,132,877     $407,003,423     $38,259,815

INVESTMENT AT COST (NOTE 3)                  $218,466,249     $206,397,955     $41,900,340
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF OPERATIONS

                                              CAPITAL APPRECIATION MASTER
                                                                PORTFOLIO
                                             ----------------------------
                                                                FROM FEB.
                                                                 20, 1996
                                                              (COMMENCEMENT
                                                                       OF
                                              FOR THE SIX     OPERATIONS)
                                             MONTHS ENDED              TO
                                                MARCH 31,       SEPTEMBER
                                                     1997        30, 1996
-------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                  $    111,588     $   107,095
  Interest                                        221,953         336,186
TOTAL INVESTMENT INCOME                           333,541         443,281
EXPENSES (NOTE 2)
  Advisory fees                                   560,839         453,282
  Custody fees                                     25,869          22,025
  Portfolio accounting fees                        53,045          58,849
  Legal and audit fees                              4,975           6,093
  Other                                            11,458          15,232
TOTAL EXPENSES                                    656,186         555,481
Less:
  Waived fees and expenses reimbursed                   0               0
Net Expenses                                      656,186         555,481
NET INVESTMENT INCOME (LOSS)                     (322,645)       (112,200)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                 6,562,326         750,785
  Net change in unrealized appreciation
    (depreciation) of investments             (50,304,202)     12,970,872
NET GAIN (LOSS) ON INVESTMENTS                (43,741,876)     13,721,657
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $(44,064,521)    $13,609,457
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

---------------------
124

                                                        STATEMENTS OF OPERATIONS

                                                  CORPORATE STOCK MASTER             SMALL CAP MASTER
                                                                                            PORTFOLIO
                                                               PORTFOLIO     ------------------------
                                             ---------------------------                         FROM
                                                              FROM APRIL                        SEPT.
                                                                28, 1996                     16, 1996
                                                             (COMMENCEMENT                   (COMMENCEMENT
                                             FOR THE SIX              OF     FOR THE SIX           OF
                                                  MONTHS      OPERATIONS          MONTHS     OPERATIONS)
                                                   ENDED             TO)           ENDED     TO
                                               MARCH 31,       SEPTEMBER       MARCH 31,     SEPTEMBER
                                                    1997        30, 1996            1997     30, 1996
-----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                  $ 3,948,941     $ 3,711,397     $    32,148     $    390
  Interest                                        68,577          46,269         122,485        4,504
TOTAL INVESTMENT INCOME                        4,017,518       3,757,666         154,633        4,894

EXPENSES (NOTE 2)
  Advisory fees                                  933,448         710,941         101,857        6,129
  Custody fees                                         0               0           5,325          375
  Portfolio accounting fees                            0               0          14,506          797
  Legal and audit fees                            10,255          27,349          27,811        2,664
  Other                                                0               0           7,514          410
TOTAL EXPENSES                                   943,703         738,290         157,013       10,375
Less:
  Waived fees and expenses reimbursed                  0               0         (31,728)           0
Net Expenses                                     943,703         738,290         125,285       10,375
NET INVESTMENT INCOME (LOSS)                   3,073,815       3,019,376          29,348       (5,481)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                4,668,147       3,905,323      (1,545,385)      60,298
  Net change in unrealized appreciation
    (depreciation) of investments             32,613,766      14,221,384      (4,389,698)     492,630
NET GAIN (LOSS) ON INVESTMENTS                37,281,913      18,126,707      (5,935,083)     552,928
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $40,355,728     $21,146,083     $(5,905,735)    $547,447
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                               CAPITAL APPRECIATION MASTER
                                                                 PORTFOLIO
                                             -----------------------------
                                                                 FROM FEB.
                                                                  20, 1996
                                                              (COMMENCEMENT
                                                                        OF
                                              FOR THE SIX      OPERATIONS)
                                             MONTHS ENDED               TO
                                                MARCH 31,        SEPTEMBER
                                                     1997         30, 1996
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $   (322,645)    $   (112,200)
  Net realized gain (loss) on sale of
    investments                                 6,562,326          750,785
  Net change in unrealized appreciation
    (depreciation) of investments             (50,304,202)      12,970,872
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
 OPERATIONS                                   (44,064,521)      13,609,457
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS              12,885,241      213,702,700
INCREASE (DECREASE) IN NET ASSETS             (31,179,280)     227,312,157
NET ASSETS:
  Beginning net assets                        227,312,157                0
  ENDING NET ASSETS                          $196,132,877     $227,312,157
--------------------------------------------------------------------------

(1) "NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS" INCLUDES $197,709,375 AS A RESULT OF THE CONVERSION FROM STAND-ALONE TO MASTER-FEEDER STRUCTURE.

The accompanying notes are an integral part of these financial statements.

---------------------
126

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                    CORPORATE STOCK MASTER
                                                                 PORTFOLIO      SMALL CAP MASTER PORTFOLIO
                                             -----------------------------     ---------------------------
                                                                FROM APRIL                      FROM SEPT.
                                                                  28, 1996                        16, 1996
                                                              (COMMENCEMENT                    (COMMENCEMENT
                                                                        OF     FOR THE SIX              OF
                                              FOR THE SIX      OPERATIONS)          MONTHS     OPERATIONS)
                                             MONTHS ENDED               TO           ENDED              TO
                                                MARCH 31,        SEPTEMBER       MARCH 31,       SEPTEMBER
                                                     1997      30, 1996(1)            1997        30, 1996
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)               $  3,073,815     $  3,019,376     $    29,348     $    (5,481)
  Net realized gain (loss) on sale of
    investments                                 4,668,147        3,905,323      (1,545,385)         60,298
  Net change in unrealized appreciation
    (depreciation) of investments              32,613,766       14,221,384      (4,389,698)        492,630
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
 OPERATIONS                                    40,355,728       21,146,083      (5,905,735)        547,447
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
 BENEFICIAL INTEREST TRANSACTIONS              (3,626,103)     349,127,715      17,869,288      25,748,815
INCREASE (DECREASE) IN NET ASSETS              36,729,625      370,273,798      11,963,553      26,296,262
NET ASSETS:
  Beginning net assets                        370,273,798                0      26,296,262               0
  ENDING NET ASSETS                          $407,003,423     $370,273,798     $38,259,815     $26,296,262
----------------------------------------------------------------------------------------------------------

(1) "NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS" INCLUDES $197,709,375 AS A RESULT OF THE CONVERSION FROM STAND-ALONE TO MASTER- FEEDER STRUCTURE.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

The Capital Appreciation Master Portfolio, Corporate Stock Master Portfolio, and Small Cap Master Portfolio (the "Master Portfolios") are three series of Master Investment Trust (the "Trust"), a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the issuance of beneficial interests ("interests"). The Trust currently issues nine series of investment portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Tax-Free Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap and U.S. Government Allocation Master Portfolios. These financial statements represent only the Capital Appreciation, Corporate Stock and Small Cap Master Portfolios.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Each Master Portfolio's investments include equities, fixed-, variable- and floating-rate instruments. Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. government obligations are valued at the reported bid prices. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, excluding debt securities maturing in 60 days or less, are valued at the most recent bid prices, or if such prices are not readily available, at fair value as determined in accordance with procedures approved by the Board of Trustees. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded no later than one business day after trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses are reported on the basis of identified cost of securities delivered.

---------------------
128

                                                   NOTES TO FINANCIAL STATEMENTS
Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Portfolio of Investments of each Master Portfolio. The Master Portfolios may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Master Portfolios at March 31, 1997, are collateralized by U.S. Government obligations.

FEDERAL INCOME TAXES

Each Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management of each Master Portfolio therefore believes that it will not be subject to any federal or state income tax on its income and net capital gains (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder.

It is intended that the Master Portfolios' assets, income, gain/loss and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the Master Portfolio.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into separate advisory contracts with WFB on behalf of each Master Portfolio. Pursuant to the contracts, WFB furnishes investment guidance and policy direction in connection with the daily portfolio management of each Master Portfolio. Under the contract with the Capital Appreciation and Small Cap Master Portfolios, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.50% and 0.60%, respectively, of the average daily net assets. WFB is also entitled to receive from the Corporate Stock Master Portfolio a monthly advisory fee at an annual rate of 0.50% of the first $250 million, 0.40% of the next $250 million and 0.30% of the average daily net assets in excess of $500 million.

The Corporate Stock Master Portfolio currently retains Barclays Global Fund

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Advisors ("BGFA") as sub-adviser. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA was formed by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo & Company. Pursuant to a sub-advisory contract with the Corporate Stock Master Portfolio and subject to the overall supervision of WFB, the investment adviser, BGFA is responsible for day-to-day portfolio management of the Corporate Stock Master Portfolio. BGFA is entitled to receive from WFB as compensation for its sub-advisory services monthly fees at the annual rate of 0.08% of the average daily net assets of the Corporate Stock Master Portfolio. BGFA is also entitled to receive from WFB annual fees of $40,000 for its services for the Corporate Stock Master Portfolio.

The Trust has also entered into a contract with WFB whereby WFB has agreed to provide custody and portfolio accounting services for the Capital Appreciation and Small Cap Master Portfolios. For providing custody services, WFB is entitled to certain transaction charges plus an annual fee at a rate of 0.0167% of the average daily net assets of each Master Portfolio. For portfolio accounting services, WFB is entitled to a monthly base fee from each Master Portfolio of $2,000 plus an annual fee of 0.07% of the first $50 million of the average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets in excess of $100 million.

Barclays Global Investors, N.A. ("BGI") currently acts as custodian to the Corporate Stock Master Portfolio. BGI is an affiliate of BGFA. BGI will not be entitled to compensation for its custodial services to the Master Portfolio so long as BGFA is entitled to receive compensation for providing sub-advisory services to the Master Portfolio.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for the Master Portfolios for the six months ended March 31, 1997, were as follows:

                                               CAPITAL      CORPORATE
                                          APPRECIATION          STOCK       SMALL CAP
AGGREGATE PURCHASES                             MASTER         MASTER          MASTER
AND SALES                                    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------
Total purchases at cost                   $258,677,110   $  9,414,319    $ 34,911,838
Total sales proceeds                       217,687,786     11,372,865      20,158,383

---------------------
130

                                                   NOTES TO FINANCIAL STATEMENTS

4. FINANCIAL HIGHLIGHTS

The portfolio turnover rates, exclusive of short-term securities, and average commission rate paid for each Master Portfolio for the stated periods were as follows:

                                          CAPITAL APPRECIATION        CORPORATE STOCK              SMALL CAP
                                              MASTER PORTFOLIO       MASTER PORTFOLIO       MASTER PORTFOLIO
                                          --------------------   --------------------   --------------------
                                           FOR THE                FOR THE                FOR THE
                                               SIX     FOR THE        SIX     FOR THE        SIX     FOR THE
                                            MONTHS      PERIOD     MONTHS      PERIOD     MONTHS      PERIOD
                                             ENDED       ENDED      ENDED       ENDED      ENDED       ENDED
                                          MAR. 31,   SEPT. 30,   MAR. 31,   SEPT. 30,   MAR. 31,   SEPT. 30,
                                              1997    1996 (1)       1997    1996 (2)       1997    1996 (3)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover                            104%         75%         2%          3%        69%         10%
Average Commission Rate Paid              $ 0.0743    $ 0.0785   $ 0.0266    $ 0.0265   $ 0.0764    $ 0.0800

(1) THE PERIOD REPORTED IS FROM COMMENCEMENT OF OPERATIONS, FEBRUARY 20, 1996, TO SEPTEMBER 30, 1996.

(2) THE PERIOD REPORTED IS FROM COMMENCEMENT OF OPERATIONS, APRIL 28, 1996, TO SEPTEMBER 30, 1996.

(3) THE PERIOD REPORTED IS FROM COMMENCEMENT OF OPERATIONS, SEPTEMBER 16, 1996, TO SEPTEMBER 30, 1996.

                                                           ---------------------

INDEPENDENT AUDITORS' REPORT

TO THE UNITHOLDERS AND BOARD OF TRUSTEES
MASTER INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Capital Appreciation Master Portfolio, Corporate Stock Master Portfolio, and Small Cap Master Portfolio (three of the master portfolios comprising Master Investment Trust) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the six months ended March 31, 1997, and for the period from February 20, 1996 (commencement of operations) to September 30, 1996, for the Capital Appreciation Master Portfolio, the period from April 28, 1996 (commencement of operations) to September 30, 1996, for the Corporate Stock Master Portfolio, and the period from September 16, 1996 (commencement of operations) to September 30, 1996, for the Small Cap Master Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Master Investment Trust as of March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

                   [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
MAY 9, 1997

---------------------
132

                                                           LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
134

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

SCF 076 (5/97)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

                     [LOGO]
                                               -C- 1997 Stagecoach Funds